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[UBS Global Asset Management LOGO]

UBS PACE(SM) Select Advisors Trust
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE High Yield Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Real Estate Securities Investments
UBS PACE Alternative Strategies Investments
Prospectus

November 30, 2006

This prospectus offers Class A, Class B, Class C and Class Y shares in all the funds listed above except for UBS PACE Real Estate Securities
Investments, which is offering only Class A, Class C and Class Y shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

     NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

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Contents

THE FUNDS

WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS

UBS PACE Government Securities Fixed Income Investments
   Investment objective, strategies and risks                             Page 4
   Performance                                                            Page 7
   Expenses and fee tables                                                Page 9
UBS PACE Intermediate Fixed Income Investments
   Investment objective, strategies and risks                            Page 11
   Performance                                                           Page 13
   Expenses and fee tables                                               Page 15
UBS PACE Strategic Fixed Income Investments
   Investment objective, strategies and risks                            Page 17
   Performance                                                           Page 20
   Expenses and fee tables                                               Page 22
UBS PACE Municipal Fixed Income Investments
   Investment objective, strategies and risks                            Page 24
   Performance                                                           Page 27
   Expenses and fee tables                                               Page 29
UBS PACE Global Fixed Income Investments
   Investment objective, strategies and risks                            Page 31
   Performance                                                           Page 34
   Expenses and fee tables                                               Page 36
UBS PACE High Yield Investments
   Investment objective, strategies and risks                            Page 38
   Performance                                                           Page 41
   Expenses and fee tables                                               Page 42
UBS PACE Large Co Value Equity Investments
   Investment objectives, strategies and risks                           Page 44
   Performance                                                           Page 46
   Expenses and fee tables                                               Page 48
UBS PACE Large Co Growth Equity Investments
   Investment objective, strategies and risks                            Page 50
   Performance                                                           Page 53
   Expenses and fee tables                                               Page 55
UBS PACE Small/Medium Co Value Equity Investments
   Investment objective, strategies and risks                            Page 57
   Performance                                                           Page 60
   Expenses and fee tables                                               Page 62
UBS PACE Small/Medium Co Growth Equity Investments
   Investment objective, strategies and risks                            Page 64
   Performance                                                           Page 66
   Expenses and fee tables                                               Page 68


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UBS PACE International Equity Investments
   Investment objective, strategies and risks                            Page 70
   Performance                                                           Page 73
   Expenses and fee tables                                               Page 75
UBS PACE International Emerging Markets Equity Investments
   Investment objective, strategies and risks                            Page 77
   Performance                                                           Page 80
   Expenses and fee tables                                               Page 82
UBS PACE Real Estate Securities Investments
   Investment objective, strategies and risks                            Page 84
   Performance                                                           Page 86
   Expenses and fee tables                                               Page 87
UBS PACE Alternative Strategies Investments
   Investment objective, strategies and risks                            Page 89
   Performance                                                           Page 93
   Expenses and fee tables                                               Page 94
   More about risks and investment strategies                            Page 96

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT
Managing your fund account                                              Page 101
--Flexible pricing                                                      Page 101
--Buying shares                                                         Page 107
--Selling shares                                                        Page 107
--Exchanging shares                                                     Page 109
--Transfer agent                                                        Page 109
--Additional information about your account                             Page 110
--Pricing and valuation                                                 Page 111

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS
Management                                                              Page 112
Dividends and taxes                                                     Page 128
Disclosure of portfolio holdings                                        Page 129
Financial highlights                                                    Page 130
Where to learn more about the funds                                   Back cover

                                Please find the
                 UBS PACE SELECT ADVISORS TRUST PRIVACY NOTICE
                      inside the back of this Prospectus.

     THE FUNDS ARE NOT COMPLETE OR BALANCED INVESTMENT PROGRAMS.


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UBS PACE Government Securities Fixed Income Investments


Investment objective, strategies and risks


FUND OBJECTIVE
Current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to between one and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund invests in other US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also invests, to a lesser extent, in investment grade bonds of other issuers, including those backed by mortgages or other assets. These bonds of other issuers generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements.



The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise.


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     Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

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-    PORTFOLIO TURNOVER RISK--The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR    TOTAL
  YEAR     RETURN
--------   ------
2001        8.80%
2002        6.21%
2003        2.26%
2004        3.65%
2005        1.35%


Total return January 1 - September 30, 2006: 2.89%


Best quarter during calendar years shown: 3rd quarter, 2001: 4.24%

Worst quarter during calendar years shown: 2nd quarter, 2004: (1.32)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------                                           --------   ----------   -------------
Class A (1/31/01)
   Return before taxes                                            (2.65)%       N/A          3.57%
Class B (12/18/00)
   Return before taxes                                            (3.74)%      3.81%         4.02%
Class C (12/4/00)
   Return before taxes                                             0.62%       4.42%         4.64%
   Return after taxes on distributions                            (0.86)%      3.04%         3.23%
   Return after taxes on distributions and sale of fund shares     0.41%       2.94%         3.11%
Class Y (2/2/01)
   Return before taxes                                             2.25%        N/A          4.89%
Lehman Brothers Mortgage-Backed Securities Index (reflects no
   deduction for fees, expenses, or taxes)                         2.61%       5.44%             *

----------
* Average annual total returns for the Lehman Brothers Mortgage-Backed Securities Index for the life of each class were as follows: Class A--5.20%; Class B--5.48%; Class C--5.70%; Class Y--5.23%


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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a percentage of offering price)*                       4.50%      None      None      None
Maximum deferred sales charge (load)
   (as a percentage of offering price or NAV at time of
   sale, whichever is lower)*                                 None**    5.00%      0.75%     None
Exchange fee                                                  None      None       None      None
Redemption fee (as a percentage of amount redeemed within
   90 days of purchase, if applicable)~                       1.00%     1.00%      1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees@                                              0.47%     0.47%     0.47%     0.47%
Distribution and/or service (12b-1) fees                      0.25%     1.00%     0.75%     None
Other expenses***                                             0.42%     0.43%     0.50%     0.34%
                                                              -----     -----     -----     -----
Total annual fund operating expenses                          1.14%     1.90%     1.72%     0.81%
                                                              -----     -----     -----     -----
Management fee waiver/expense reimbursements+                 0.02%     0.03%     0.10%       --
                                                              -----     -----     -----     -----
Net expenses+                                                 1.12%     1.87%     1.62%     0.81%
                                                              =====     =====     =====     ======


----------


@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.50%.

* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.12% for Class A, 1.87% for Class B, 1.62% for Class C, and 0.87% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

~ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class A, Class B and Class C, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $559      $794     $1,048    $1,772
Class B (assuming sale of all shares at end of period)     690       894      1,224     1,840**
Class B (assuming no sale of shares)                       190       594      1,024     1,840**
Class C (assuming sale of all shares at end of period)     240       532        924     2,022
Class C (assuming no sale of shares)                       165       532        924     2,022
Class Y                                                     83       259        450     1,002


----------
* The costs under the 1 year estimate with respect to Class A, Class B and Class C reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class A, Class B and Class C assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

Current income, consistent with reasonable stability of principal.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.


The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of approximately three to ten years. It normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected BlackRock Financial Management, Inc. ("BlackRock") to serve as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.



The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


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-    CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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12                                                   UBS Global Asset Management

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UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 29, 2002, which is the date on which BlackRock assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR    TOTAL
  YEAR     RETURN
--------   ------
2001        6.57%
2002       (0.74)%
2003        3.21%
2004        1.95%
2005        0.55%


Total return January 1 - September 30, 2006: 2.42%


Best quarter during calendar years shown: 1st quarter, 2001: 2.98%

Worst quarter during calendar years shown: 2nd quarter, 2004: (2.50)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                   ONE YEAR   FIVE YEARS   LIFE OF CLASS
--------------------------------------   --------   ----------   -------------
Class A (1/31/01)
   Return before taxes                    (3.52)%       N/A          1.55%
Class B (12/14/00)
   Return before taxes                    (4.53)%      1.68%         1.95%
Class C (12/1/00)
   Return before taxes                    (0.18)%      2.28%         2.55%
   Return after taxes on distributions    (1.08)%      1.01%         1.25%
   Return after taxes on distributions
     and sale of fund shares              (0.12)%      1.17%         1.39%
Class Y (2/2/01)
   Return before taxes                     1.33%        N/A          2.79%
Lehman Brothers Intermediate
   Government/Credit Index (reflects
   no deduction for fees, expenses, or
   taxes)                                  1.58%       5.50%             *

----------
* Average annual total returns for the Lehman Brothers Intermediate Government/Credit Index for the life of each class were as follows: Class A--5.24%; Class B--5.58%; Class C--5.82%; Class Y--5.25%


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UBS PACE Intermediate Fixed Income Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a percentage of offering price)*                       4.50%     None      None      None
Maximum deferred sales charge (load)
   (as a percentage of offering price or NAV at time of
   sale,  whichever is lower)*                                None**    5.00%     0.75%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a percentage of amount redeemed within
   90 days of purchase, if applicable)~                       1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees@                                 0.38%     0.38%     0.38%     0.38%
Distribution and/or service (12b-1) fees         0.25%     1.00%     0.75%     None
Other expenses***                                0.45%     0.49%     0.44%     0.43%
                                                 -----     -----     -----     -----
Total annual fund operating expenses             1.08%     1.87%     1.57%     0.81%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+    0.03%     0.07%     0.02%     0.01%
                                                 -----     -----     -----     -----
Net expenses+                                    1.05%     1.80%     1.55%     0.80%
                                                 ====      ====      ====      ====


----------


@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.40%.

* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.05% for Class A, 1.80% for Class B, 1.55% for Class C, and 0.80% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

~ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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UBS Global Asset Management                                                   15

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--------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $552      $775     $1,016   $1,705
Class B (assuming sale of all shares at end of period)     683       881      1,204    1,788**
Class B (assuming no sale of shares)                       183       581      1,004    1,788**
Class C (assuming sale of all shares at end of period)     233       494        853    1,866
Class C (assuming no sale of shares)                       158       494        853    1,866
Class Y                                                     82       258        449    1,001


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**   Reflects conversion to Class A shares after a maximum of 6 years.


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UBS PACE Strategic Fixed Income Investments


Investment objective, strategies and risks


FUND OBJECTIVE

Total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.


The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the


UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments

fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of


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18                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments

     the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

- PORTFOLIO TURNOVER RISK--The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

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UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001                7.47%
2002                9.21%
2003                4.93%
2004                4.11%
2005                1.64%


Total return January 1 - September 30, 2006: 2.30%


Best quarter during calendar years shown: 3rd quarter, 2001: 6.64%

Worst quarter during calendar years shown: 2nd quarter, 2004: (3.45)%


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20                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

                                                                  LIFE OF
CLASS (INCEPTION DATE)                    ONE YEAR   FIVE YEARS    CLASS
----------------------                    --------   ----------   -------
Class A (12/11/00)
   Return before taxes                     (2.53)%      5.00%     5.26%
Class B (1/30/01)
   Return before taxes                     (3.51)%       N/A      4.84%
Class C (12/1/00)
   Return before taxes                      0.90%       5.44%     5.83%
   Return after taxes on distributions     (0.44)%      4.00%     4.37%
   Return after taxes on distributions
      and sale of fund shares               0.58%       3.82%     4.15%
Class Y (2/2/01)
   Return before taxes                      2.42%        N/A      6.06%
Lehman Brothers Government/Credit Index
   (reflects no deduction for fees,
   expenses, or taxes)                      2.37%       6.11%        *

----------
* Average annual total returns for the Lehman Brothers Government/Credit Index for the life of each class were as follows: Class A--6.30%; Class B--5.96%; Class C--6.47%; Class Y--5.85%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

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--------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments


Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a percentage of offering price)*                       4.50%     None      None      None
Maximum deferred sales charge (load)
   (as a percentage of offering price or NAV at time
   of sale,  whichever is lower)*                             None**    5.00%     0.75%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a percentage of amount redeemed
   within  90 days of purchase, if applicable)~               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees@                                 0.47%     0.47%     0.47%     0.47%
Distribution and/or service (12b-1) fees         0.25%     1.00%     0.75%     None
Other expenses***                                0.45%     0.48%     0.43%     0.35%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.17%     1.95%     1.65%     0.82%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+      --      0.02%       --        --
                                                 ----      ----      ----      ----
Net expenses+                                    1.17%     1.93%     1.65%     0.82%
                                                 ====      ====      ====      ====


----------


@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.50%.

* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.18% for Class A, 1.93% for Class B, 1.68% for Class C, and 0.93% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

~ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class B, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
Class A                                 $564      $805     $1,065   $1,806
Class B (assuming sale of all shares
   at end of period)                     696       910      1,250    1,885**
Class B (assuming no sale of shares)     196       610      1,050    1,885**
Class C (assuming sale of all shares
   at end of period)                     243       520        897    1,955
Class C (assuming no sale of shares)     168       520        897    1,955
Class Y                                   84       262        455    1,014


----------


* The costs under the 1 year estimate with respect to Class B shares reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class B shares assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.


The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. The fund may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage its portfolio duration.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Standish Mellon Asset Management Company LLC ("Standish Mellon") to serve as the fund's investment advisor. In deciding which securities to buy for the fund, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish Mellon also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish Mellon may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.


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PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed


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     securities); or (4) supported by the United States in some other way.
     Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.
More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001                4.00%
2002                6.98%
2003                2.68%
2004                1.53%
2005                0.34%


Total return January 1 - September 30, 2006: 2.12%


Best quarter during calendar years shown: 2nd quarter, 2002: 3.31%

Worst quarter during calendar years shown: 2nd quarter, 2004: (2.10)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                           ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------                           --------   ----------   -------------
Class A (1/23/01)
   Return before taxes                            (3.77)%       N/A          2.50%
Class B (2/23/01)
   Return before taxes                            (4.88)%       N/A          2.32%
Class C (12/4/00)
   Return before taxes                            (0.40)%      3.08%         3.38%
   Return after taxes on distributions            (0.40)%      3.08%         3.38%
   Return after taxes on distributions and
      sale of fund shares                          0.67%       3.08%         3.35%
Class Y (2/23/01)
   Return before taxes                             1.00%        N/A          3.71%
Lehman Brothers Municipal Five-Year Index
   (reflects no deduction for  fees, expenses,
   or taxes)                                       0.95%       4.62%             *

----------


* Average annual total returns for the Lehman Brothers Municipal Five-Year Index for the life of each class were as follows: Class A--4.32%; Class B--4.35%; Class C--4.87%**; Class Y--4.35%


** Return for the Lehman Brothers Municipal Five-Year Index for the life of Class C is calculated from the nearest month end to the inception date, namely, November 30, 2000.


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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a percentage of offering price)*                       4.50%      None      None      None
Maximum deferred sales charge (load) (as a percentage of
   offering price or NAV at time of sale,  whichever is
   lower)*                                                    None**    5.00%     0.75%      None
Exchange fee                                                  None       None      None      None
Redemption fee (as a percentage of amount redeemed within
   90 days of purchase, if applicable)@                       1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees                                               0.40%     0.40%     0.40%     0.40%
Distribution and/or service (12b-1) fees                      0.25%     1.00%     0.75%      None
Other expenses***                                             0.39%     0.40%     0.40%     0.44%
                                                              ----      ----      ----      ----
Total annual fund operating expenses                          1.04%     1.80%     1.55%     0.84%
                                                              ====      ====      ====      ====
Management fee waiver/expense reimbursements+                 0.03%     0.04%     0.04%     0.08%
                                                              ----      ----      ----      ----
Net expenses+                                                 1.01%     1.76%     1.51%     0.76%
                                                              ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


***  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.01% for Class A, 1.76% for Class B, 1.51% for Class C and 0.76% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $548      $763     $  995    $1,661
Class B (assuming sale of all shares at end of period)     679       863      1,171     1,729**
Class B (assuming no sale of shares)                       179       563        971     1,729**
Class C (assuming sale of all shares at end of period)     229       486        841     1,842
Class C (assuming no sale of shares)                       154       486        841     1,842
Class Y                                                     78       260        458     1,030


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

High total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. (Prior to December 1, 2005, the fund had been following a strategy of investing in both US and non-US fixed income investments. Effective December 1, 2005, the fund modified its strategy to focus more on non-US fixed income investment opportunities. The fund continues to invest in US securities on an opportunistic basis; however, the portfolio is not expected to continue to have as significant a US component as it had prior to the change as part of its normal investment strategy.) The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the


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fund. Rogge Global Partners generally
sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.

For its segment of the fund's assets, FFTW seeks to outperform a benchmark, the Lehman Brothers Global Aggregate ex-US Index (Unhedged) (before fees and expenses), through an active bond selection process that relies on (1) constructing diversified portfolios, (2) identifying the most attractive sectors and the most attractive individual securities within those sectors and (3) monitoring portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (the Americas, Eurozone and Asia), plus emerging markets, and analyzes trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for its segment of the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives


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     can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR   TOTAL
  YEAR    RETURN
--------  ------
2001      (2.13)%
2002      16.45%
2003      13.59%
2004       9.23%
2005      (6.67)%


Total return January 1 - September 30, 2006: 2.71%


Best quarter during calendar years shown: 2nd quarter, 2002: 10.17%

Worst quarter during calendar years shown: 4th quarter, 2001: (3.16)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)


CLASS (INCEPTION DATE)                     ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------------------------   --------   ----------   -------------
Class A (12/11/00)
   Return before taxes                     (10.42)%      5.27%        5.89%
Class B (2/5/01)
   Return before taxes                     (11.37)%       N/A         5.06%
Class C (12/1/00)
   Return before taxes                      (7.33)%      5.71%        6.43%
   Return after taxes on distributions      (9.15)%      4.17%        4.88%
   Return after taxes on distributions
   and sale of fund shares                  (4.60)%      4.08%        4.70%
Class Y (1/16/01)
   Return before taxes                      (5.92)%       N/A         6.65%
Lehman Brothers Global Aggregate ex US
   Index (in USD) (reflects no deduction
   for fees, expenses, or taxes)*           (8.65)%      7.65%            **
Lehman Brothers Global Aggregate Index
   (in USD) (reflects no deduction for
   fees, expenses, or taxes)                (4.49)%      6.80%            ***
Citigroup World Government Bond Index
   (in USD) (reflects no deduction for
   fees, expenses, or taxes)                (6.88)%      6.92%            ****


----------


* Effective December 1, 2005, the fund's benchmark index was changed to the Lehman Brothers Global Aggregate ex US Index to reflect the fund's decreased exposure to US fixed income securities.

** Average annual total returns for the Lehman Brothers Global Aggregate ex US Index (in USD) for the life of each class were as follows: Class A--8.17%; Class B--7.64%; Class C--8.27%; Class Y--7.90%

*** Average annual total returns for the Lehman Brothers Global Aggregate Index (in USD) for the life of each class were as follows: Class A--7.17%; Class B--6.71%; Class C--7.30%; Class Y--6.92%

**** Average annual total returns for the Citigroup World Government Bond Index
     (in USD) for the life of each class were as follows: Class A--7.43%; Class B--6.89%; Class C--7.54%; Class Y--7.10%



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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                4.50%     None       None      None
Maximum deferred sales charge (load) (as a % of offering
   price or NAV at time of sale,  whichever is lower)*        None**    5.00%     0.75%      None
Exchange fee                                                  None      None       None      None
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)@                               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees                                  0.60%     0.60%     0.60%     0.60%
Distribution and/or service (12b-1) fees         0.25%     1.00%     0.75%     None
Other expenses***                                0.55%     0.56%     0.54%     0.45%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.40%     2.16%     1.89%     1.05%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+    0.02%     0.03%     0.01%       --
                                                 ----      ----      ----      ----
Net expenses+                                    1.38%     2.13%     1.88%     1.05%
                                                 ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbusement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.38% for Class A, 2.13% for Class B, 1.88% for Class C and 1.13% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class A, Class B and Class C, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $584      $871     $1,180   $2,052
Class B (assuming sale of all shares at end of period)     716       973      1,357    2,121**
Class B (assuming no sale of shares)                       216       673      1,157    2,121**
Class C (assuming sale of all shares at end of period)     266       593      1,020    2,211
Class C (assuming no sale of shares)                       191       593      1,020    2,211
Class Y                                                    107       334        579    1,283

----------

* The costs under the 1 year estimate with respect to Class A, Class B and Class C shares reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class A, Class B and Class C shares assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks

FUND OBJECTIVE

Total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds").

These investments will include fixed income securities that are (i) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S & P"); (ii) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (iii) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund also invests in derivatives. The fund may invest in a number of different countries throughout the world, including the US.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected MacKay Shields LLC ("MacKay Shields") to serve as the fund's investment advisor. MacKay Shields' Global High Yield Active Core strategy attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

MacKay Shields anticipates that under normal circumstances the fund's average duration will approximate the duration of the Merrill Lynch Global High Yield Index, the internal benchmark used to gauge the fund's relative performance, which has a duration of between 4 and 5 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by 4%; however, high yield investments having the same durations as investment grade investments may react to interest rate changes to a different extent.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.


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-    DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- HIGH YIELD SECURITIES RISK--Lower-rated securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

- ILLIQUIDITY RISK--The fund may invest to a greater degree in securities that trade in lower volumes and securities that may be less liquid than other securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- VALUATION RISK--During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the fund's portfolio, the ability of the fund to value the fund's securities


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     becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

More information about the risks of an investment in the fund is provided below in "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

There is no performance information quoted for the fund as the fund had not yet operated for a full calendar year as of the date of this prospectus.


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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                                 CLASS A   CLASS B   CLASS C   CLASS Y
                                                                 -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                     4.50%     None      None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at time of sale, whichever
   is lower)*                                                      None**    5.00%     0.75%     None
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)@                                       1.00%     1.00%     1.00%     1.00%
Exchange fee                                                       None      None      None      None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)



                                                 CLASS A    CLASS B    CLASS C    CLASS Y
                                                 --------   --------   --------   --------
Management fees***                                 0.60%      0.60%      0.60%      0.60%
Distribution and/or service (12b-1) fees           0.25%      1.00%      0.75%      None
Other expenses+#                                   1.19%      1.19       1.19       1.19%
                                                   ----       ----       ----       ----
Total annual fund operating expenses               2.04%      2.79       2.54       1.79%
                                                   ====       ====       ====       ====
Management fee waiver/expense reimbursements++     0.69%      0.69%      0.69%      0.69%
                                                   ----       ----       ----       ----
Net expenses++                                     1.35%      2.10%      1.85%      1.10%
                                                   ----       ----       ----       ----


----------
* Securities Dealers and other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** The management fees provided are estimates for the fund's first fiscal year based on fund assets as of October 2006.

# Expense estimates for the fund's first fiscal year are based on fund assets as of October 2006.

+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.35% for Class A, 2.10% for Class B, 1.85% for Class C and 1.10% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class B and Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of this redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS
                                                         ------   -------
Class A                                                   $581     $  997
Class B (assuming sale of all shares at end of period)     713      1,100
Class B (assuming no sale of shares)                       213        800
Class C (assuming sale of all shares at end of period)     263        725
Class C (assuming no sale of shares)                       188        725
Class Y                                                    112        496



----------


* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3 year estimate assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3 year estimate.




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Investment objectives, strategies and risks


FUND OBJECTIVES

Capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), has selected Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative value of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.


In managing its segment of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.

In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA FM constructs its seqment by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting segment has characteristics similar to the Russell 1000 Value Index. SSgA FM generally sells stocks that no longer meet its selection criteria or that it believes

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otherwise may adversely affect the fund's performance relative to that of the index.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- CREDIT RISK--The risk that the issuer of bonds will default or otherwise be unable to honor a financial obligation. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- INDEX STRATEGY RISK--SSgA FM's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.


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TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF
OPERATIONS)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001                (4.65)%
2002               (17.69)%
2003                25.72%
2004                11.98%
2005                 9.52%


Total return January 1 - September 30, 2006: 10.20%


Best quarter during calendar years shown: 2nd quarter, 2003: 14.66%

Worst quarter during calendar years shown: 3rd quarter, 2002: (17.20)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                            ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------                            --------   ----------   -------------
Class A (11/27/00)
   Return before taxes                              4.32%       3.49%         4.48%
Class B (11/27/00)
   Return before taxes                              4.44%       3.50%         4.66%
Class C (11/27/00)
   Return before taxes                              8.52%       3.89%         4.86%
   Return after taxes on distributions              8.14%       3.81%         4.78%
   Return after taxes on distributions and
      sale of fund shares                           6.05%       3.34%         4.19%
Class Y (1/19/01)
  Return before taxes                              10.75%        N/A          5.66%
Russell 1000 Value Index (reflects no deduction
   for fees, expenses, or taxes)                    7.07%       5.28%             *

----------
* Average annual total returns for the Russell 1000 Value Index for the life of each class were as follows: Class A--6.25%; Class B--6.25%; Class C--6.25%; Class Y--5.93%


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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%     None      None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at time of sale,
    whichever is lower)*                                      None**    5.00%     1.00%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)@                               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees                                  0.60%     0.60%     0.60%     0.60%
Distribution and/or service (12b-1) fees         0.25%     1.00%     1.00%     None
Other expenses***                                0.42%     0.53%     0.46%     0.30%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.27%     2.13%     2.06%     0.90%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+    0.13%     0.13%     0.13%     0.13%
                                                 ----      ----      ----      ----
Net expenses+                                    1.14%     2.00%     1.93%     0.77%
                                                 ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The fund and UBS Global AM have also entered into an additional fee waiver agreement pursuant to which UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets to the following rate: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.


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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its annual fee waiver agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Class A                                    $660      $906     $1,172    $1,929
Class B (assuming sale of all shares at
   end of period)                           703       942      1,307     1,971**
Class B (assuming no sale of shares)        203       642      1,107     1,971**
Class C (assuming sale of all shares at
   end of period)                           296       621      1,071     2,322
Class C (assuming no sale of shares)        196       621      1,071     2,322
Class Y                                      79       261        459     1,031

----------

* The costs under the 1 year estimate reflect the annual fee waiver agreement between UBS Global AM and the fund which (together with the permanent fee waiver agreement) limits the fund's ordinary total operating expenses to the net expense level shown in the fee table. This agreement is in effect through December 1, 2007. The costs under the 3, 5 and 10 year estimates reflect only the permanent fee waiver agreement between the fund and UBS Global AM and do not reflect the fee waiver agreement in effect through December 1, 2007. As long as an annual fee waiver agreement (in addition to the permanent fee waiver agreement) is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.


The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA FM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, GEAM invests primarily in a limited number of equity securities issued by large capitalization companies that the portfolio manager believes have above average growth histories and/or growth potential. Stock selection is key to the performance of the segment of the fund allocated to GEAM. The portfolio manager seeks to identify stocks of companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high quality management focused on generating shareholder value. The portfolio manager also selects equity securities from a number of industries based on the merits of individual companies. GEAM seeks to avoid overvalued stocks prone to earnings disappointment and generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.


In selecting investments for the Fund, Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the portfolio manager also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the portfolio manager identifies sectors, industries and companies that may benefit from the overall trends the portfolio manager has observed.


The portfolio manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the portfolio manager may focus on any of a number of different attributes, including the company's specific market expertise or dominance;

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its franchise durability and pricing power; solid
fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection. Marsico may reduce or sell instruments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive opportunities elsewhere.


In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA FM constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index. SSgA FM generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- INTEREST RATE RISK--The value of the fund's bond investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- INDEX STRATEGY RISK--SSgA FM's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.


- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly


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     forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations).
     Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- FOREIGN INVESTING AND EMERGING MARKETS RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries.

- INITIAL PUBLIC OFFERING RISK--The fund may purchase shares issued as part of, or a short period after, a company's initial public offering (IPO), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes the fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to September 16, 2002, when another investment advisor was responsible for managing a portion of the fund's assets. SSgA FM (or its predecessor in interest) assumed day-to-day management of a portion of the fund's assets on October 10, 2000, and GEAM and Marsico each assumed responsibility for managing a separate portion of the fund's assets on September 16, 2002.


TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001              (22.10)%
2002              (31.36)%
2003               28.17%
2004                7.67%
2005                4.23%


Total return January 1 - September 30, 2006: 1.93%


Best quarter during calendar years shown: 4th quarter, 2001: 15.67%

Worst quarter during calendar years shown: 1st quarter, 2001: (23.14)%


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

                                                                      LIFE OF
CLASS (INCEPTION DATE)                        ONE YEAR   FIVE YEARS    CLASS
----------------------                        --------   ----------   -------
Class A (11/27/00)
   Return before taxes                         (0.62)%     (5.47)%    (6.61)%
Class B (11/27/00)
   Return before taxes                         (0.83)%     (5.55)%    (6.52)%
Class C (11/27/00)
   Return before taxes                          3.23%      (5.12)%    (6.29)%
   Return after taxes on distributions          3.23%      (5.12)%    (6.29)%
   Return after taxes on distributions and
   sale of fund shares                          2.10%      (4.28)%    (5.23)%
Class Y (2/15/01)
   Return before taxes                          5.56%        N/A      (3.98)%
Russell 1000 Growth Index (reflects no
   deduction for fees, expenses, or taxes)      5.27%      (3.58)%          *

----------
* Average annual total returns for the Russell 1000 Growth Index for the life of each class were as follows: Class A--(5.35)%; Class B--(5.35)%; Class C--(5.35)%; Class Y--(3.77)%


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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%     None      None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at time of sale,
   whichever is lower)*                                       None**    5.00%     1.00%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)@                       1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees                                  0.59%     0.59%     0.59%     0.59%
Distribution and/or service (12b-1) fees         0.25%     1.00%     1.00%     None
Other expenses***                                0.44%     0.68%     0.53%     0.30%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.28%     2.27%     2.12%     0.89%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+    0.05%     0.22%     0.07%     0.05%
                                                 ----      ----      ----      ----
Net expenses+                                    1.23%     2.05%     2.05%     0.84%
                                                 ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The fund and UBS Global AM have entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.30% for Class A, 2.05% for Class B, 2.05% for Class C and 1.05% for
     Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.


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UBS Global Asset Management                                                   55

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UBS PACE Large Co Growth Equity Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver and, with respect to Class B and Class C, fee waiver/expense reimbursement agreements with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $668      $929     $1,209   $2,006
Class B (assuming sale of all shares at end of period)     708       988      1,395    2,108**
Class B (assuming no sale of shares)                       208       688      1,195    2,108**
Class C (assuming sale of all shares at end of period)     308       657      1,133    2,446
Class C (assuming no sale of shares)                       208       657      1,133    2,446
Class Y                                                     86       279        488    1,091


----------


* The costs under the 1 year estimate reflect a fee waiver agreement and, with respect to Class B and Class C shares, an additional fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver agreement and fee waiver/expense reimbursement agreement are in effect only for the first year. As long as a fee waiver agreement and fee waiver/expense reimbursement agreement are in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.


The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets may also change over time.

Ariel concentrates on long-term investing. Ariel believes that this patient approach allows it to take advantage of buying opportunities that frequently arise from what it views as Wall Street's excessive focus on the short-term. Ariel seeks to invest in quality companies in industries where Ariel believes it has expertise. Ariel buys stocks when it determines that these businesses appear to be selling at excellent values. Ariel believes that quality companies share several attributes that should result in capital appreciation over time: high barriers to entry; sustainable competitive advantages; predictable fundamentals that allow for significant earnings growth; quality management teams; and solid financials. Ariel generally sells stocks that cease to meet these criteria or that it believes are at risk for fundamental deterioration.

In managing its segment of the fund's assets, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to three years), and constructs a portfolio consisting of highest-conviction ideas.


MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment. The approach utilizes a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

In managing its segment of the fund's assets, Opus uses quantitative and qualitative analysis to construct

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   57

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UBS PACE Small/Medium Co Value Equity Investments

a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum. Opus is a small cap value manager. The underlying investment philosophy was built upon beliefs derived from the combination of academic studies and experience in observing and evaluating investment managers. Opus believes that, contrary to making forecasts of economic growth, interest rates, inflation rates or unemployment rates, there are many investment strategies that have worked well over the years and are simple and straightforward to utilize. Several of these methodologies, such as price-to-book and price-to-earnings, are believed by Opus to have shown consistent outperformance since the 1930s.

Initial investments in Opus portfolios consistently exhibit most, if not all, of the following investment characteristics: low price-to-earnings ratio; low price-to-book value ratio; low price-to-cash flow ratio; high dividend yield; low debt-to-total-capital; low price/earnings ratio relative to the sum of long-term earnings growth plus dividend yield; positive earnings surprise; positive earnings revision and relatively smaller market capitalization. Opus believes that there is a strong correlation between each of the above characteristics and above average rates of return over long periods of time.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

     higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   59

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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 1, 2005, when another investment advisor was responsible for managing a portion of the fund's assets. Effective October 1, 2005, MetWest Capital and Opus each assumed day-to-day management of a portion of the fund's assets.


TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR    TOTAL
  YEAR     RETURN
--------   ------
2001        20.11%
2002       (16.75)%
2003        37.32%
2004        16.84%
2005         2.18%


Total return January 1 - September 30, 2006: 2.55%


Best quarter during calendar years shown: 2nd quarter, 2003: 20.83%

Worst quarter during calendar years shown: 3rd quarter, 2002: (22.72)%


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60                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

                                                                      LIFE OF
CLASS (INCEPTION DATE)                        ONE YEAR   FIVE YEARS    CLASS
-------------------------------------------   --------   ----------   -------
Class A (11/27/00)
   Return before taxes                         (2.74)%      9.95%     11.25%
Class B (11/28/00)
   Return before taxes                         (2.00)%     10.09%     11.60%
Class C (11/27/00)
   Return before taxes                          1.35%      10.39%     11.67%
   Return after taxes on distributions         (1.68)%      9.06%     10.36%
   Return after taxes on distributions and
   sale of fund shares                          4.67%       8.85%     10.01%
Class Y (12/20/00)
   Return before taxes                          3.30%      11.52%     13.34%
Russell 2500 Value Index (reflects no
   deduction for fees,  expenses, or taxes)     7.74%      13.43%          *

----------
* Average annual total returns for the Russell 2500 Value Index for the life of each class were as follows: Class A--15.12%; Class B--15.28%; Class C--15.12%; Class Y--15.00%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   61

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UBS PACE Small/Medium Co Value Equity Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%     None      None      None
Maximum deferred sales charge (load) (as a % of offering
   price or NAV at time of sale,  whichever is lower)*        None**    5.00%     1.00%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)@                               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                           -------   -------   -------   -------
Management fees                             0.60%     0.60%     0.60%     0.60%
Distribution and/or service (12b-1) fees    0.25%     1.00%     1.00%     None
Other expenses***                           0.45%     0.54%     0.48%     0.37%
                                            ----      ----      ----      ----
Total annual fund operating expenses        1.30%     2.14%     2.08%     0.97%
                                            ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.


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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $675      $939     $1,224    $2,032
Class B (assuming sale of all shares at end of period)     717       970      1,349     2,062*
Class B (assuming no sale of shares)                       217       670      1,149     2,062*
Class C (assuming sale of all shares at end of period)     311       652      1,119     2,410
Class C (assuming no sale of shares)                       211       652      1,119     2,410
Class Y                                                     99       309        536     1,190


----------
*    Reflects conversion to Class A shares after a maximum of 6 years.


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UBS Global Asset Management                                                   63

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UBS PACE Small/Medium Co Growth Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative value of each investment advisor's share of the fund's assets also may change over time.

In deciding which stocks to buy for the fund, Delaware Management Company employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.

In managing its segment of the fund's assets, ForstmannLeff seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. ForstmannLeff's goal is to ascertain a dynamic of change before it manifests in consensus estimates. ForstmannLeff believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market. ForstmannLeff attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, ForstmannLeff places heavy emphasis on direct access to a variety of each company's key decision-makers.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over

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64                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments

long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 1, 2005, which is the date on which ForstmannLeff and Riverbridge each assumed day-to-day management of a portion of the fund's portfolio.


TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001               (15.05)%
2002               (20.79)%
2003                36.23%
2004                 9.86%
2005                 2.23%


Total return January 1 - September 30, 2006: (0.21)%


Best quarter during calendar years shown: 4th quarter, 2001: 26.48%

Worst quarter during calendar years shown: 3rd quarter, 2001: (26.68)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                       ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------------------------------------------   --------   ----------   -------------
Class A (11/27/00)
   Return before taxes                                        (2.60)%      0.22%        (1.07)%
Class B (11/27/00)
   Return before taxes                                        (2.25)%      0.18%        (0.96)%
Class C (11/27/00)
   Return before taxes                                         1.36%       0.58%        (0.74)%
   Return after taxes on distributions                        (1.21)%      0.06%        (1.24)%
   Return after taxes on distributions and sale
      of fund shares                                           3.47%       0.43%        (0.69)%
Class Y (2/12/01)
   Return before taxes                                         3.47%        N/A          3.27%
Russell 2500 Growth Index (reflects no deduction for fees,
   expenses, or taxes)                                         8.18%       2.78%             *

----------
* Average annual total returns for the Russell 2500 Growth Index for the life of each class were as follows: Class A--1.84%; Class B--1.84%; Class C--1.84%; Class Y--2.81%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%     None      None      None
Maximum deferred sales charge (load) (as a % of offering
   price or NAV at time of sale, whichever is lower)*         None**    5.00%     1.00%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)@                               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees                                               0.60%     0.60%     0.60%     0.60%
Distribution and/or service (12b-1) fees                      0.25%     1.00%     1.00%     None
Other expenses***                                             0.47%     0.67%     0.51%     0.35%
                                                              ----      ----      ----      ----
Total annual fund operating expenses                          1.32%     2.27%     2.11%     0.95%
                                                              ====      ====      ====      ====
Management fee waiver/expense reimbursements+                   --      0.14%       --        --
                                                              ----      ----      ----      ----
Net expenses+                                                 1.32%     2.13%     2.11%     0.95%
                                                              ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


***  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.38% for Class A, 2.13% for Class B, 2.13% for Class C and 1.13% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class B shares, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $677      $945     $1,234    $2,053
Class B (assuming sale of all shares at end of period)     716       996      1,402     2,135**
Class B (assuming no sale of shares)                       216       696      1,202     2,135**
Class C (assuming sale of all shares at end of period)     314       661      1,134     2,441
Class C (assuming no sale of shares)                       214       661      1,134     2,441
Class Y                                                     97       303        525     1,166

----------

* The costs under the 1 year estimate with respect to Class B shares reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class B assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Asset Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its segment of the fund's assets, J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

Martin Currie is an experienced international equity manager. The firm has a highly active 'conviction' approach, seeking the best opportunities for growth across global stock markets.

Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc.) and at macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes is believed to lead to superior investment performance. Martin Currie believes that its investment process allows it to identify, evaluate and exploit change at an early stage in clients' portfolios.

In managing its segment of the fund's assets, Martin Currie uses a fully integrated international investment process. Rather than running distinct regional

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portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock Matrix(TM).

The result is a committed and distinctive EAFE (i.e., Europe, Australasia and Far East) portfolio that reflects what Martin Currie believes to be the best investment opportunities internationally.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting

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     inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- INVESTMENT COMPANY RISK--Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to April 1, 2004, which is the date on which Mondrian and J.P. Morgan assumed day-to-day management of a portion of the fund's assets.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR    TOTAL
  YEAR     RETURN
--------   ------
2001       (23.78)%
2002       (19.91)%
2003        38.11%
2004        17.22%
2005        12.81%


Total return January 1 - September 30, 2006: 15.06%


Best quarter during calendar years shown: 2nd quarter, 2003: 20.17%

Worst quarter during calendar years shown: 3rd quarter, 2002: (22.38)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)


CLASS (INCEPTION DATE)                    ONE YEAR   FIVE YEARS   LIFE OF CLASS
---------------------------------------   --------   ----------   -------------
Class A (11/27/00)
   Return before taxes                      7.44%       1.85%         1.64%
Class B (11/27/00)
   Return before taxes                      7.55%       1.67%         1.63%
Class C (11/27/00)
   Return before taxes                     11.81%       2.20%         1.97%
   Return after taxes on distributions     11.85%       2.32%         2.10%
   Return after taxes on distributions
   and sale of fund shares                  7.93%       2.02%         1.83%
Class Y (1/17/01) Return before taxes      14.17%        N/A          3.64%
MSCI Europe, Australasia and Far East
   Free Index (net LU) (in USD)
   (reflects no deduction for fees,
   expenses, or taxes)                     13.45%       4.53%             *


----------


* Average annual total returns for the MSCI Europe, Australasia and Far East Free Index (net LU) (in USD) for the life of each class were as follows:
     Class A--4.88%; Class B--4.88%; Class C--4.88%; Class Y--4.82%



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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%      None      None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at time of sale,
   whichever is lower)*                                       None**    5.00%     1.00%      None
Redemption fee (as a percentage of amount redeemed within
   90 days of purchase, if applicable)@                       1.00%      1.00%    1.00%    1.00%
Exchange fee                                                  None       None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees                                  0.69%     0.69%     0.69%     0.69%
Distribution and/or service (12b-1) fees         0.25%     1.00%     1.00%     None
Other expenses***                                0.53%     0.76%     0.63%     0.37%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.47%     2.45%     2.32%     1.06%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+      --      0.05%       --        --
                                                 ----      ----      ----      ----
Net expenses+                                    1.47%     2.40%     2.32%     1.06%
                                                 ====      ====      ====      ====

----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previoulsy reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.65% for Class A, 2.40% for Class B, 2.40% for Class C and 1.40% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class B and Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.


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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class B shares, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $691     $  989    $1,309    $2,211
Class B (assuming sale of all shares at end of period)     743      1,059     1,501     2,317**
Class B (assuming no sale of shares)                       243        759     1,301     2,317**
Class C (assuming sale of all shares at end of period)     335        724     1,240     2,656
Class C (assuming no sale of shares)                       235        724     1,240     2,656
Class Y                                                    108        337       585     1,294


----------

* The costs under the 1 year estimate with respect to Class B shares reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class B assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.


The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.


The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectation. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are believed to be better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings potential. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GGP adopts a team based active management approach focusing on bottom-up stock picking within a risk-controlled environment. Risk is an integral part of GGP's process and is managed on four levels: stock, sector, country and portfolio level.

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In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the fund. GGP may engage in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

- GEOGRAPHIC CONCENTRATION RISK--To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


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-    INTEREST RATE RISK--The value of the fund's bond investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- INVESTMENT COMPANY RISK--Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will per-form in the future. This may be particularly true for the period prior to September 28, 2004, which is the date on which Mondrian assumed day-to-day management of a portion of the fund's assets in place of Baring International Investment Limited and for the period prior to August 2, 2002, which is the date on which Baring and GGP each assumed day-to-day management of a portion of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.


TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001               (9.10)%
2002              (14.78)%
2003               53.43%
2004               18.51%
2005               27.91%


Total return January 1 - September 30, 2006: 8.61%


Best quarter during calendar years shown: 4th quarter, 2001: 27.12%

Worst quarter during calendar years shown: 3rd quarter, 2001: (24.74)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                             ONE YEAR   FIVE YEARS   LIFE OF CLASS
------------------------------------------------   --------   ----------   -------------
Class A (12/11/00)
   Return before taxes                              21.78%      12.09%         10.62%
Class B (12/22/00)
   Return before taxes                              22.56%      12.14%         12.45%
Class C (12/1/00)
   Return before taxes                              26.91%      12.49%         12.52%
   Return after taxes on distributions              27.13%      12.53%         12.56%
   Return after taxes on distributions and sale
      of fund shares                                17.78%      11.00%         11.03%
Class Y (2/9/01)
   Return before taxes                              29.39%        N/A          12.24%
MSCI Emerging Markets Free (EMF) Index (reflects
   no deduction for fees, expenses, or taxes)       34.54%      19.44%             *

----------

* Average annual total returns for the MSCI Emerging Markets Free (EMF) Index for the life of each class were as follows: Class A--18.00%; Class B--19.55%; Class C--19.44%; Class Y--17.48%



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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                         CLASS A   CLASS B   CLASS C   CLASS Y
                                         -------   -------   -------   -------
Maximum front-end sales charge (load)
   imposed on purchases (as a % of
   offering price)*                       5.50%      None     None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at
   time of sale, whichever is lower)*     None**     5.00%   1.00%     None
Redemption fee (as a percentage of
   amount redeemed within 90 days of
   purchase, if applicable)@              1.00%      1.00%   1.00%    1.00%
Exchange fee                              None       None     None      None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)



                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                           -------   -------   -------   -------
Management fees                             0.90%     0.90%     0.90%     0.90%
Distribution and/or service (12b-1) fees    0.25%     1.00%     1.00%     None
Other expenses***                           0.82%     0.96%     0.88%     0.66%
                                            ----      ----      ----      ----
Total annual fund operating expenses        1.97%     2.86%     2.78%     1.56%
                                            ====      ====      ====      ====


----------


* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.


** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement with UBS Global AM.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class B and Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of this redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                                         ------   --------   -------   --------
Class A                                                   $739     $1,134     $1,554    $2,720
Class B (assuming sale of all shares at end of period)     789      1,186      1,709     2,780*
Class B (assuming no sale of shares)                       289        886      1,509     2,780*
Class C (assuming sale of all shares at end of period)     381        862      1,469     3,109
Class C (assuming no sale of shares)                       281        862      1,469     3,109
Class Y                                                    159        493        850     1,856


----------


*    Reflects conversion to Class A shares after a maximum of 6 years.



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UBS PACE Real Estate Securities Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs).

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (i) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or
(ii) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world, but expects that at least initially most assets will be invested in the United States with up to approximately 20% invested outside the United States during the fund's first several months of operations. In the future, the fund's investment advisor may increase the fund's allocation to securities domiciled outside the United States so that they might comprise a much larger percentage of the fund. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Goldman Sachs Asset Management, L.P. ("GSAM") to serve as the fund's investment advisor. GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.

The fund may engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks, as discussed under "Principal risks."

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- REAL ESTATE INDUSTRY RISK--An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and


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     changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

- REAL ESTATE INVESTMENT TRUST RISK--The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN CURRENCY RISK--The value of the securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- ILLIQUIDITY RISK--Some or all of the securities in which the fund invests may be illiquid when purchased or subsequently may become illiquid. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- NON-DIVERSIFICATION RISK--The fund is a non-diversified investment company, which means that the fund may invest more of its assets in the securities of a single issuer than a diversified investment company. This may make the value of the fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

- SHORT SALES RISK--The fund may may engage in short sales involving the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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UBS PACE Real Estate Securities Investments

Performance


There is no performance information as the fund is expected to commence operations on or about November 30, 2006.



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Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                CLASS A  CLASS C  CLASS Y
                                                -------  -------  -------
Maximum front-end sales charge (load) imposed
   on purchases (as a % of offering price)*      5.50%    None      None
Maximum deferred sales charge (load) (as a
   percentage of offering price or NAV at time
   of sale, whichever is lower)*                 None**   1.00%     None
Redemption fee (as a percentage of amount
   redeemed within 90 days of purchase,
   if applicable)@                               1.00%    1.00%     1.00%
Exchange fee                                     None     None      None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A  CLASS C  CLASS Y
                                                -------  -------  -------
Management fees***                               0.60%    0.60%    0.60%
Distribution and/or service (12b-1) fees         0.25%    1.00%    None
Other Expenses#+                                 1.19%    1.19%    1.19%
                                                 ----     ----     ----
Total annual fund operating expenses#            2.04%    2.79%    1.79%
                                                 ====     ====     ====
Management fee waiver/expense reimbursements++   0.59%    0.59%    0.59%
                                                 ----     ----     ----
Net expenses#++                                  1.45%    2.20%    1.20%
                                                 ====     ====     ====

----------


* Securities dealers and other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.


** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

*** The management fees provided are based on estimated fund assets under management of less than $500 million during the fund's first fiscal year.


# Other expenses are based on an estimated $25 million in assets under management for the fund's first fiscal year.



+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.



++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.45% for Class A, 2.20% for Class C, and 1.20% for Class Y. The fund would be expected to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of this redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 YEAR   3 YEARS
                                                         ------   -------
Class A                                                    $689    $1,101
Class C (assuming sale of all shares at end of period)      323       809
Class C (assuming no sale of shares)                        223       809
Class Y                                                     122       506

----------


* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3 year estimate assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as the fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3 year estimate.



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Investment objective, strategies and risks

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

UBS PACE Alternative Strategies Investments has a broad investment mandate that permits the Fund to invest in a wide range of equity, fixed income and derivative securities in pursuing its investment objective. The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities issued by companies and government and supranational entities around the world. The fund expects to invest extensively in derivative instruments, including those that provide exposure to commodities and commodity indices.

The fund may invest in a number of different countries throughout the world, including the United States. The fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors.

The fund may engage in 'short-selling.' When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Annual fund operating expenses" provided below, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks, as discussed under "Principal risks."

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, allocates the fund's assets between investment advisors who employ investment strategies designed to achieve capital appreciation while having a low correlation to traditional equity and fixed income asset classes. UBS Global AM has selected Analytic Investors, Inc. ("Analytic Investors") and Wellington Management Company, LLP ("Wellington Management") to serve as the fund's investment advisors.

Analytic Investors and Wellington Management employ the following portfolio management strategies:

- Long/Short Global Equity Strategy, Index Option Strategy and Global Tactical Asset Allocation Strategy (Analytic Investors); and

-    Diversified Total Return Strategy (Wellington Management).

Subject to approval by the fund's Board, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies.

LONG/SHORT GLOBAL EQUITY STRATEGY, INDEX OPTION STRATEGY, AND GLOBAL TACTICAL ASSET ALLOCATION STRATEGY. Analytic Investors primarily employs a long/short global equity strategy that may also employ the use of derivatives, such as swaps, futures, and forward contracts.

The long/short global equity strategy is comprised of investments in long and short positions of publicly traded equity securities in the United States and in foreign markets both by direct equity investment and through derivatives. The fund buys securities "long" that Analytic Investors believes will out-perform, and


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sells securities "short" that Analytic Investors believes will under-perform.
This is not a market neutral strategy.

The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors. The fund may take more short positions when it has reduced its written call options positions, and fewer short positions when the fund writes a greater number of calls under its option strategy, and the fund may hold a substantial portion of its total assets in high quality short-term debt securities, cash, or cash equivalents. Analytic Investors may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Analytic Investors also employs an index option strategy, pursuant to which the fund would write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets, and a market allocation component that uses long and short equity positions, and fixed income index futures, and/or swaps or other derivatives to express its market views.


DIVERSIFIED TOTAL RETURN STRATEGY. Wellington Management will pursue a diversified total return strategy. Wellington Management will pursue this strategy by combining diverse sources of return from across the global capital markets, including, but not limited to, equity, fixed income, currency, cash and asset allocation strategies.


In pursuing this strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments. These equity securities may include, but are not limited to, common stock, convertible securities, REITs (i.e., shares of real estate investment trusts), ADRs (i.e., American Depository Receipts) and other depository securities. Fixed income securities may include, but are not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed income securities. These debt obligations may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues.


Wellington Management also may buy or sell exchange traded funds, equity-index, interest rate, credit, fixed income index futures, options, options on futures, forward contracts, structured notes, swaps, swap options, over-the-counter and other derivatives related to countries, industries, broad-market indices, or similar groups of securities. The fund may also buy and sell derivatives related to individual commodities or groups of commodities, and to individual currencies or groups of currencies. The fund also may buy and sell instruments associated with other asset classes. Specific components of the strategy are expected to change over time.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- AGGRESSIVE INVESTMENT RISK--The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

- ARBITRAGE TRADING RISK--The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher-rated) bonds.



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-    DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- SWAP AGREEMENT RISK--The fund may enter into credit, total return, equity, interest rate, index and currency swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.


- FOREIGN INVESTING AND EMERGING MARKETS RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.


- ILLIQUIDITY RISK--The fund may invest to a greater degree in securities that trade in lower volumes and securities that may be less liquid than other securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's fixed income investments generally will fall when interest rates rise. Some bonds provide that the issuer may


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     repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- NON-DIVERSIFICATION RISK--The fund is a non-diversified investment company, which means that the fund may invest more of its assets in the securities of a single issuer than a diversified investment company. This may make the value of the fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than on that of another fund having a broader range of investments.

- STRUCTURED SECURITY RISK--The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

- VALUATION RISK--During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisors may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

More information about the risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

There is no performance information quoted for the fund as the fund had not yet operated for a full calendar year as of the date of this prospectus.


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                       CLASS A   CLASS B   CLASS C   CLASS Y
                                                       -------   -------   -------   -------
Maximum front-end sales charge (load) imposed
   on purchases (as a percentage of offering price)*     5.50%     None      None      None
Maximum deferred sales charge (load) (as a
   percentage of offering price or NAV at time of
   sale, whichever is lower)*                            None**    5.00%     1.00%     None
Redemption fee (as a percentage of amount redeemed
   within  90 days of purchase, if applicable)@          1.00%     1.00%     1.00%     1.00%
                                                         ----      ----      ----      ----
Exchange fee                                             None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                       CLASS A      CLASS B     CLASS C     CLASS Y
                                                      ----------   ---------   ---------   ---------
Management fees***                                          1.20%       1.20%       1.20%       1.20%
Distribution and/or service (12b-1) fees                    0.25%       1.00%       1.00%       None
Other expenses+#
   Miscellaneous expenses                             0.60%        1.00%       0.61%       0.60%
                                                      ----         ----        ----        ----
   Dividend expenses, borrowing costs and related
   interest expenses attributable to securities sold
   short~                                             0.53%        0.53%       0.53%       0.53%
                                                      ----         ----        ----        ----
Total other expenses                                        1.13%       1.53%       1.14%       1.13%
                                                            ----        ----        ----        ----
Total annual fund operating expenses#                       2.58%       3.73%       3.34%       2.33%
                                                            ====        ====        ====        ====
Management fee waiver/expense reimbursements++              0.10%       0.50%       0.11%       0.10%
                                                            ----        ----        ----        ----
Net expenses#++                                             2.48%       3.23%       3.23%       2.23%
                                                            ====        ====        ====        ====

----------

* Securities dealers and other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

*** The management fees provided are estimates for the fund's first fiscal year based on fund assets as of October 2006.

# Expense estimates for the fund's first fiscal year are based on fund assets as of October 2006.

+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

~ When the fund borrows a security to make a short sale, the fund has to pay the lender of the security the value of any dividend earned on the borrowed security. These dividend payments are investment related expenses of the fund.

++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.95% for Class A, 2.70% for Class B, 2.70% for Class C and 1.70% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class B and Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of this redemption fee.


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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS
                                                         ------   -------
Class A                                                   $787     $1,299
Class B (assuming sale of all shares at end of period)     826      1,395
Class B (assuming no sale of shares)                       326      1,095
Class C (assuming sale of all shares at end of period)     426      1,017
Class C (assuming no sale of shares)                       326      1,017
Class Y                                                    226        718


----------


* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3 year estimate assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3 year estimate.



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More about risks and investment strategies

PRINCIPAL RISKS


The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment objective, strategies and risks" heading for that fund.


Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

AGGRESSIVE INVESTMENT RISK. UBS PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment manager may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

ARBITRAGE TRADING RISK. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the mar-ket believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

DERIVATIVES RISK. The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

EQUITY RISK. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

FOREIGN INVESTING AND EMERGING MARKETS RISKS; FOREIGN CURRENCY RISK. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central


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banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

GEOGRAPHIC CONCENTRATION RISK. UBS PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

GOVERNMENT SECURITIES RISK. Various types of US government securities have different levels of credit risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. A fund may invest in securities in any of these categories. A fund may invest in securities issued by government-sponsored enterprises that, although chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the US government. For example, debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Banks ("FHLBs"), are neither insured nor guaranteed by the US government.

HIGH YIELD SECURITIES RISK. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

ILLIQUIDITY RISK. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized US companies, high-yield securities, certain derivatives, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A fund could lose money if it cannot sell securities at the time and price that would be most beneficial to the fund.

INDEX STRATEGY RISK. Performance of the portions of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments managed by SSgA FM may deviate from that of an index because of SSgA FM's investment decisions, shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by a fund.

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that


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interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for US government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.


LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.


LIMITED CAPITALIZATION RISK. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.

PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

REAL ESTATE INDUSTRY RISK. UBS Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition,


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the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.


REAL ESTATE INVESTMENT TRUST RISK. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.


RELATED SECURITIES CONCENTRATION RISK. UBS PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

SECTOR RISK. UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

SINGLE ISSUER CONCENTRATION RISK. UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

VALUATION RISK. During periods of reduced market liquidity or in the absence of readily available market quotations for securities in a fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

ADDITIONAL RISK

STRUCTURED SECURITY RISK. The funds may purchase securities representing interests in underlying assets,


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but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interests rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

CASH RESERVES; DEFENSIVE POSITIONS. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. UBS PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the United States) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

- UBS PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

- UBS PACE Global Fixed Income Investments may invest in securities of only one country, including the United States.

- UBS PACE International Equity Investments may invest without limit in bonds that are traded in the United States and in foreign markets.

PORTFOLIO TURNOVER. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.


NAME-LINKED INVESTMENT POLICIES. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. UBS PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. UBS PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so.


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Managing your fund account

FLEXIBLE PRICING

The funds offer four classes of shares by this prospectus--Class A, Class B, Class C and Class Y, except that UBS PACE Real Estate Securities Investments does not offer Class B shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in a fund and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.


Each fund has adopted a Rule 12b-1 plan for its Class A, Class B (as applicable) and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges.


You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales charge waivers for Class A, Class B and Class C shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.


CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

IF YOU INTEND TO PURCHASE MORE THAN $10 MILLION OF CLASS A SHARES, YOU SHOULD INSTEAD PURCHASE CLASS Y SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

The Class A sales charges for each fund are described in the following tables.

CLASS A SALES CHARGES. UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, and UBS PACE High Yield Investments.


                                       FRONT-END
                           SALES CHARGE AS A PERCENTAGE OF:            REALLOWANCE TO
                         ------------------------------------        SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
----------------------   --------------   -------------------   ----------------------------
Less than $100,000            4.50%               4.71%                            4.00%
$100,000 to $249,999          3.50                3.63                             3.00
$250,000 to $499,999          2.50                2.56                             2.00
$500,000 to $999,999          2.00                2.04                             1.75
$1,000,000 and over(1)        None                None               May pay up to 1.00(2)


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CLASS A SALES CHARGES. UBS PACE Large Co Value Equity Investments, UBS PACE
Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments.


                                       FRONT-END
                           SALES CHARGE AS A PERCENTAGE OF:            REALLOWANCE TO
                         ------------------------------------        SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
----------------------   --------------   -------------------   ----------------------------
Less than $50,000             5.50%               5.82%                            5.00%
$50,000 to $99,999            4.50                4.71                             4.00
$100,000 to $249,999          3.50                3.63                             3.00
$250,000 to $499,999          2.50                2.56                             2.00
$500,000 to $999,999          2.00                2.04                             1.75
$1,000,000 and over(1)        None                None               May pay up to 1.00(2)

----------
(1) A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the funds' Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

(2) For sales of $1 million or more, UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

CLASS B SHARES

Each fund other than UBS PACE Real Estate Securities Investments offers Class B shares. Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                PERCENTAGE (BASED ON AMOUNT OF
                               INVESTMENT) BY WHICH THE SHARES'
                                NET ASSET VALUE IS MULTIPLIED:
                          ------------------------------------------
                             LESS     $100,000   $250,000   $500,000
IF YOU SELL                  THAN        TO         TO         TO
SHARES WITHIN:            $100,000+   $249,999   $499,999   $999,999
-----------------------   ---------   --------   --------   --------
1st year since purchase       5%          3%         3%         2%
2nd year since purchase       4%          2%         2%         1%
3rd year since purchase       3%          2%         1%       None
4th year since purchase       2%          1%       None       None
5th year since purchase       2%        None       None       None
6th year since purchase       1%        None       None       None
7th year since purchase     None        None       None       None

+ These percentages also apply to purchases made prior to November 5, 2001, regardless of the amount of Class B shares purchased.

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.


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Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase at least $500,000 but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-    First, Class B shares representing reinvested dividends, and

-    Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income funds and 0.75% of average net assets for equity funds, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for equity funds and 0.75% for fixed income funds by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS--Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

     1.   Redemptions from any registered mutual fund for which UBS Global AM
          (US) or any of its affiliates serve as principal underwriter if you:

          -    Originally paid a front-end sales charge on the shares; and

          -    Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

     2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

     3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

     4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

     5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory


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          services, executing transactions in fund shares, or for otherwise participating in the program.

     6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

     7.   Insurance company separate accounts.

     8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

     9.   Reinvestment of capital gains distributions and dividends.

     10. College savings plans organized under Section 529 of the Internal Revenue Code.

     11. A Financial Advisor at UBS Financial Services Inc., who was formerly employed as an investment executive with a competing brokerage firm, and

          - you were the Financial Advisor's client at the competing brokerage firm;

          - within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

          - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES DEFERRED SALES CHARGE WAIVERS--The deferred sales charge will be waived for:


- Redemptions of Class A shares by former holders of Class N shares of any UBS Fund;


- Exchanges between Family Funds ("Family Funds" include other UBS PACE Select funds, UBS funds and other funds for which UBS Global AM (US) serves as principal underwriter), if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-    Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

     -- are limited annually to no more than 12% of the original account value;

     --   are made in equal monthly amounts, not to exceed 1% per month;

     -- the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

-    Redemptions of shares purchased through certain retirement plans; and

-    Redemptions made for distributions from certain retirement plans
     (accounts).



SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase

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with certain other Class A, Class B, Class C, Class Y and/or Class P shares of Family Funds(1) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class Y and/or Class P shares as well as those Class
A, Class B, Class C, Class Y and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class
B, Class C, Class Y and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies.
To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter. Shares purchased through a broker/dealer may be subject to different procedures concerning a Right of Accumulation. Please contact your investment professional for more information.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.


LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C, Class Y and/or Class P shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.


The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date. Shares purchased through certain broker-dealers may be subject to different terms or procedures concerning Letters of Intent. Please contact your investment professional for more information.


Letter of Intent forms may be obtained from UBS Global AM (US) or from financial advisors. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Additional information concerning sales charge reductions and waivers is available in the funds' SAI. If


----------
1 Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.


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you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS Global AM (US) or the funds. You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS Global AM (US) includes:

- Information or records regarding shares of the funds or other funds held in all accounts at any financial intermediary;

- Information or records regarding shares of the funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

- Any other information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the funds' Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the funds' distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the funds' Web site at http://www.ubs.com/globalam. The information is presented in a clear and prominent format and you can click on links to see the information.

CLASS Y SHARES


Shareholders pay no front-end or deferred sales charges on Class Y shares.
UBS Global AM (US), the principal underwriter of the funds, may make payments out of its own resources to affiliated (e.g., UBS Financial Services Inc.)
and unaffiliated dealers as follows: a one time finder's fee consistent with the funds' Class A share "Reallowance to selected dealers" schedule (see Class A share schedules above) and, beginning in the thirteenth month after purchase, an ongoing fee in an annual amount of up to 0.20% of the assets subject to such arrangements for an equity fund and 0.15% of the assets subject to such arrangements for a fixed income fund. UBS Global AM (US) does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the fund. Only specific types of investors can purchase Class Y shares.


The following are eligible to purchase Class Y shares:

- Shareholders of Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

- Shareholders who owned Class Y shares of the fund through the PACE(TM) Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the Program;

- College savings plans organized under Section 529 of the Internal Revenue Code ("IRC"), if shareholder servicing fees are paid exclusively outside of the participating funds;

- Shareholders who invest a minimum initial amount of $10 million in a fund. An institutional investor may aggregate its holdings with holdings of


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     certain related institutional investors to meet the foregoing minimum;

- Foundations, endowments and religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000 in a fund;

- Employees of UBS Global AM as long as the employee establishes an account in his or her name directly at the funds' transfer agent and purchases a minimum initial amount of $50,000;

- Members of (and nominees to) the Board of Director/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member or nominee in his or her name directly at the fund's transfer agent; and

-    Other investors as approved by the funds' Board of Trustees.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement or through the funds' transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM
     (US));

-    Buying shares through the transfer agent as described below; or

-    Opening an account by exchanging shares from another Family Fund.

The funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares:


- 0.05% of the value (at the time of sale) of all shares of a fund sold through UBS Financial Services Inc.; and


- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph, UBS PACE Alternative Strategies Investments is considered an equity fund.

MINIMUM INVESTMENTS:

To open an account     $1,000
To add to an account   $  100

Each fund may waive or reduce these amounts for:

-    Employees of UBS Global AM (US) or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the


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following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

If you purchased shares through the funds' transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

REDEMPTION FEE

SECTION APPLICABLE TO SHAREHOLDER INITIATED TRANSACTIONS OUTSIDE OF PERIODIC AUTOMATIC ACCOUNT REBALANCING.

PLEASE CAREFULLY REVIEW THE REDEMPTION FEE SECTION IN ITS ENTIRETY AS THE IMPOSITION OF THE FEE WILL BE EXPANDED EFFECTIVE MARCH 1, 2007.

(WITH RESPECT TO TRANSACTIONS PRIOR TO MARCH 1, 2007: UBS PACE HIGH YIELD INVESTMENTS, UBS PACE INTERNATIONAL EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS, UBS PACE REAL ESTATE SECURITIES INVESTMENTS AND UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS). If you sell or exchange Class A shares or sell Class Y shares of UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the above-referenced funds:

- that are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the Internal Revenue Code ("IRC") or plans administered as college savings programs under Section 529 of the IRC;

-    that are sold or exchanged under automatic withdrawal plans;

- that are held through certain managed account programs with automatic asset allocation rebalancing features; or

-    that are sold due to death or disability of the shareholder.

Beginning March 1, 2007, if you sell or exchange any class of shares of any fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes


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     of calculating the redemption fee; the redemption fee will not apply to shares of the funds that:

- are held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401(k), 403(b) or 457 plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a fund are held in omnibus accounts through certain other financial intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the funds' transfer agent or principal underwriter, the redemption fee may be charged on participant initiated exchanges or redemptions;

-    are sold or exchanged under automatic withdrawal plans;

-    are sold due to death or disability of the shareholder; or

- UBS Global AM, in its sole discretion, deems reasonable, in light of the circumstances.


EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the funds, as applicable, for shares of the same class of most other Family Funds. You may not exchange Class Y shares.


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but you may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date of your original purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.


Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in this or any other Family Funds through the funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

-    Your name and address;

-    Your account number;

- The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

-    The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges


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     Medallion Program (SEMP) and the New York Stock Exchange Medallion
     Signature Program (MSP). The funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

PFPC Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS Global AM employees or members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter.

TRANSFER OF ACCOUNTS

If you hold Class A, Class B, Class C or Class Y shares of a fund in a brokerage account and you transfer your brokerage account to another firm, your fund shares will be moved to an account with PFPC Inc., the fund's transfer agent. However, if the other firm has entered into a dealer agreement relating to the fund with UBS Global AM (US), the funds' principal underwriter, you may be able to hold fund shares in an account with the other firm.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.


MARKET TIMING

The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Certain types of securities in which the funds invest may present specific market timing risks, for example: foreign securities, thinly traded securities, small-capitalization securities and junk bonds. Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.



Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM (US) determines to be a market timer. UBS Global AM (US) maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (US) will consider the potential harm of the trading or exchange activity to a fund or its shareholders.

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If UBS Global AM (US) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (US) will prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (US) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (US) detects an unusual pattern of trading activity, UBS Global AM (US) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (US) will require the Financial Intermediary to block the particular plan from further purchases of fund shares.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.



Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.


PRICING AND VALUATION

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, each fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.


Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's board of trustees. With respect to any portion of a fund's assets that are invested in one or more other open-end management investment companies that are registered under the Investment Company Act of 1940, as amended, the fund's net asset value is calculated using the net asset values of the other registered open-end

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management investment companies in which the fund invests. The prospectuses for those other investment companies should explain the circumstances under which they would use fair value pricing, and the effects thereof. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.


The types of securities for which fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Each fund expects to price most of its portfolio securities based on current market value, as discussed above. If a fund concludes that a market quotation is not readily available for the fund's portfolio security for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value per share. As a result, the fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Judgment also plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.


The funds calculate the US dollar value of investments that are denominated in foreign currencies daily. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate market value. As a result, a fund's net asset value may change on days when you will not be able to buy and sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


Management

MANAGER AND INVESTMENT ADVISORS


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, with offices at One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission. As of September 30, 2006, UBS Global AM had approximately $141.9 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidy of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $657.8 billion in assets under management worldwide as of September 30, 2006. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

UBS Global AM selects investment advisors for the funds, subject to approval of the Trust's Board, and reviews the performance of those investment advisors.


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The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval.




MANAGEMENT AND ADMINISTRATION FEES

Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.40% (before breakpoints) to 1.20% of a fund's average daily net assets. The annual contract rate for administrative services is 0.20% of each fund's average daily net assets.

The following table shows the combined annual fee rate for management and administrative services for each fund:


                                                            COMBINED MANAGEMENT AND
                                                          ADMINISTRATIVE SERVICES FEE
                                                          ---------------------------
                                                            ASSETS UNDER MANAGEMENT      FEE
                                                          ---------------------------   -----
UBS PACE Government Securities Fixed Income Investments   $0 - $250 million             0.700%
                                                          Above $250 million up to
                                                          $500 million                  0.650%
                                                          Above $500 million up to
                                                          $750 million                  0.625%
                                                          Above $750 million up to
                                                          $1 billion                    0.600%
                                                          Above $1 billion              0.575%

UBS PACE Intermediate Fixed Income Investments            $0 - $250 million             0.600%
                                                          Above $250 million up to
                                                          $500 million                  0.550%
                                                          Above $500 million up to
                                                          $750 million                  0.525%
                                                          Above $750 million up to
                                                          $1 billion                    0.500%
                                                          Above $1 billion              0.475%

UBS PACE Strategic Fixed Income Investments               $0 - $250 million             0.700%
                                                          Above $250 million up to
                                                          $500 million                  0.650%
                                                          Above $500 million up to
                                                          $750 million                  0.625%
                                                          Above $750 million up to
                                                          $1 billion                    0.600%
                                                          Above $1 billion              0.575%

UBS PACE Municipal Fixed Income Investments               $0 - $250 million             0.600%
                                                          Above $250 million up to
                                                          $500 million                  0.550%
                                                          Above $500 million up to
                                                          $750 million                  0.525%
                                                          Above $750 million up to
                                                          $1 billion                    0.500%
                                                          Above $1 billion              0.475%





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
                                                            COMBINED MANAGEMENT AND
                                                          ADMINISTRATIVE SERVICES FEE
                                                          ---------------------------
                                                            ASSETS UNDER MANAGEMENT      FEE
                                                          ---------------------------   -----
UBS PACE Global Fixed Income Investments                  $0 - $500 million             0.800%
                                                          Above $500 million up to
                                                          $1 billion                    0.775%
                                                          Above $1 billion              0.750%

UBS PACE High Yield Investments                           $0 - $500 million             0.800%
                                                          Above $500 million up to
                                                          $1 billion                    0.750%
                                                          Above $1 billion up to
                                                          $1.5 billion                  0.725%
                                                          Above $1.5 billion up to
                                                          $2 billion                    0.700%
                                                          Above $2 billion              0.675%

UBS PACE Large Co Value Equity Investments                                              0.800%*

UBS PACE Large Co Growth Equity Investments               $0 - $500 million             0.800%
                                                          Above $500 million up to
                                                          $1 billion                    0.775%
                                                          Above $1 billion up to
                                                          $2 billion                    0.750%
                                                          Above $2 billion              0.725%

UBS PACE Small/Medium Co Value Equity Investments         $0 - $750 million             0.800%
                                                          Above $750 million            0.775%

UBS PACE Small/Medium Co Growth Equity Investments        $0 - $750 million             0.800%
                                                          Above $750 million            0.775%

UBS PACE International Equity Investments                 $0 - $500 million             0.900%
                                                          Above $500 million up to
                                                          $1 billion                    0.875%
                                                          Above $1 billion up to
                                                          $2 billion                    0.850%
                                                          Above $2 billion              0.825%


----------

* UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into a written agreement whereby UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets to the following rates: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.


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
                                                            COMBINED MANAGEMENT AND
                                                          ADMINISTRATIVE SERVICES FEE
                                                          ---------------------------
                                                            ASSETS UNDER MANAGEMENT      FEE
                                                          ---------------------------   -----
UBS PACE International Emerging Markets Equity
   Investments                                            $0 - $500 million             1.100%
                                                          Above $500 million up to
                                                          $1 billion                    1.075%
                                                          Above $1 billion up to
                                                          $2 billion                    1.050%
                                                          Above $2 billion              1.025%

UBS PACE Real Estate Securities Investments               $0 - $500 million             0.800%
                                                          Above $500 million up to
                                                          $1 billion                    0.750%
                                                          Above $1 billion up to
                                                          $1.5 billion                  0.725%
                                                          Above $1.5 billion up to
                                                          $2 billion                    0.700%
                                                          Above $2 billion              0.675%

UBS PACE Alternative Strategies Investments               $0 - $500 million             1.400%
                                                          Above $500 million up to
                                                          $1 billion                    1.350%
                                                          Above $1 billion up to
                                                          $1.5 billion                  1.300%
                                                          Above $1.5 billion up to
                                                          $2 billion                    1.275%
                                                          Above $2 billion              1.250%

During the fiscal year ended July 31, 2006, the funds (other than UBS PACE Real Estate Securities Investments, which had not yet commenced operations) paid UBS Global AM at the effective rates shown below. In some cases, UBS Global AM waived all or a portion of its fees or the funds were repaying UBS Global AM for previously reimbursed expenses pursuant to fee waiver agreements and/or fee waiver/expense reimbursement agreements.

UBS PACE Government Securities Fixed Income Investments      0.61%
UBS PACE Intermediate Fixed Income Investments               0.59%
UBS PACE Strategic Fixed Income Investments                  0.65%
UBS PACE Municipal Fixed Income Investments                  0.54%
UBS PACE Global Fixed Income Investments                     0.70%
UBS PACE High Yield Investments                              0.00%
UBS PACE Large Co Value Equity Investments                   0.68%
UBS PACE Large Co Growth Equity Investments                  0.75%
UBS PACE Small/Medium Co Value Equity Investments            0.78%
UBS PACE Small/Medium Co Growth Equity Investments           0.76%
UBS PACE International Equity Investments                    0.89%
UBS PACE International Emerging Markets Equity Investments   1.19%
UBS PACE Alternative Strategies Investments                  0.25%

A discussion regarding the basis for the Board of Trustees' approval of each fund's investment management/advisory arrangements is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2006.


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WITHDRAWAL OF INITIAL INVESTMENTS BY UBS GLOBAL AM -- UBS PACE REAL ESTATE
SECURITIES INVESTMENTS. UBS Global AM is providing an initial investment in the amount of $10 million for UBS PACE Real Estate Securities Investments. UBS Global AM intends to withdraw its initial investment in the fund as it grows through investments by public investors. UBS Global AM expects to have redeemed its entire interest in the fund during the fund's first year of investment operations. For so long as UBS Global AM has a greater than 25% interest in the fund, UBS Americas Inc., its direct parent, may be deemed to be a "control person" of the fund for purposes of the Investment Company Act of 1940, as amended. UBS Global AM, a wholly-owned indirect subsidiary of UBS AG, is a Delaware corporation located at 51 West 52nd Street, New York, NY 10019 and at One North Wacker Drive, Chicago IL 60606.

BANK HOLDING COMPANY ACT LIMITATIONS. To the extent that UBS Global AM maintains a greater than 24.99% interest in UBS PACE Real Estate Securities Investments, UBS Global AM will be deemed to "control" the fund for purposes of the US Bank Holding Company Act of 1956, as amended ("BHCA"). Accordingly, the fund may be subject to certain limitations on its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS Global AM reduces its percentage interest in the fund through redemptions, as discussed above.


INVESTMENT ADVISORS AND PORTFOLIO MANAGERS

Certain information concerning each fund's investment advisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.


UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. On September 30, 2006, PIMCO had approximately $641.7 billion in assets under management. PIMCO is one of the largest fixed income management firms in the United States. Included among PIMCO's institutional clients are many "Fortune 500" companies.


W. Scott Simon is a Managing Director and a senior member of PIMCO's portfolio management and strategy groups, and head of the mortgage and asset-backed securities teams. He has been primarily responsible for the day-to-day management of UBS PACE Government Securities Fixed Income Investments since 2003. He joined the firm in 2000 from Bear Stearns & Co. in New York, where he was a senior managing director and co-head of mortgage-backed securities ("MBS") pass-through trading. He also authored THE DAILY MBS COMMENTARY. Mr. Simon has seven times been named to positions on the INSTITUTIONAL INVESTOR All-America Fixed-Income Research Team, including first place honors in MBS pass-throughs and overall MBS strategies. He has twenty-two years investment experience, and holds bachelor's and master's degrees in industrial engineering from Stanford University.

William C. Powers is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He has been primarily responsible for the day-to-day management of UBS PACE Strategic Fixed Income Investments since 1997. He joined the firm in 1991, previously having been associated with Salomon Brothers, and with Bear Stearns as senior managing director, specializing in mortgage-backed securities. Mr. Powers has twenty-two years of investment experience, and holds a bachelor's degree in economics from Princeton University and an MBA from Stanford Graduate School of Business.


UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS. BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for UBS PACE Intermediate Fixed Income Investments. BlackRock is located at 40 East 52nd Street, New York, New York 10022. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly

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traded investment management firms in the United States.
BlackRock was formed in 1988 and, as of September 30, 2006, had $1.075 trillion in assets under management.

As of September 30, 2006, Merrill Lynch & Co., Inc. owns approximately 49.3% of BlackRock Inc.'s outstanding voting securities and the PNC Financial Services Group, Inc. owns approximately 34% of BlackRock Inc.'s outstanding voting securities.

BlackRock uses a team approach in the management of the fund's portfolio. Keith Anderson and Scott Amero have been jointly and primarily responsible for the day-to-day management of UBS PACE Intermediate Fixed Income Investments since 2002. Messrs. Anderson and Amero lead BlackRock Advisors, LLC's Fixed Income Team, which consists of 50 portfolio managers including nine lead sector specialists in the major fixed-income sectors, as well as 94 credit research analysts and substantial quantitative research analysts. BlackRock is a wholly-owned subsidiary of BlackRock Advisors, LLC. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock Advisors' risk management analytics to regularly evaluate the composition of the fund.

Mr. Anderson is a Vice Chairman and the Global Chief Investment Officer of Fixed Income. Mr. Anderson has been with BlackRock since the firm's founding in 1988 and is a member of the Executive and Management Committees. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors' team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management Committee and Chairman of the Investment Strategy Group.


Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group.


UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS. Standish Mellon Asset Management Company LLC ("Standish Mellon") serves as investment advisor for UBS PACE Municipal Fixed Income Investments. Standish Mellon is located at One Boston Place, Boston, Massachusetts 02108. Standish Mellon assumed management of the fund on August 1, 2001. Standish Mellon's predecessor was founded in 1933 and, as of September 30, 2006, Standish Mellon had over $147 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish Mellon or its predecessor since June 1, 2000. Ms. Todd is a senior vice president of Standish Mellon and joined Standish Mellon's predecessor in 1995.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS. Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as investment advisors for UBS PACE Global Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2006, it had approximately $20 billion in assets under management.


Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since

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August 1998, and Mr. Gray, who has held his fund responsibilities since
April 1999.

Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst.

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999).


The investment team is closely integrated, having worked together for several years. All client assets are managed internally by a 15-member investment team, which includes ten portfolio managers/strategists (who conduct their own research), four research analysts and one global economist. The portfolio managers also carry out all trading. Olaf Rogge, Richard Bell, John Graham and Adrian James are responsible for portfolio management and research among the developed government bond markets. Malie Conway, Stephen Thariyan, David Butler, Annabel Rudebeck and John Makowske focus on global credit research, with Richard Gray and Jens Moller-Butcher specializing in the emerging markets area. Igor Pikovsky and David Gillard manage portfolio risk management and portfolio implementation strategies, respectively. Michael Barnes is an Assistant Portfolio Manager and Ranjiv Mann researches economic issues.

FFTW is located at 200 Park Avenue, 46th Floor, New York, New York 10166. FFTW is an investment advisor registered with the SEC under the Investment Advisers Act of 1940. As of September 30, 2006, FFTW, including its affiliates, had approximately $42.2 billion in assets under management.

FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of the fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. FFTW's Chief Investment Officer, Richard Williams, serves as the primary portfolio manager for the fund. Key members of the team are Adnan Akant, John Carey, Susan Swindells and David Marmon. Messrs. Akant, Carey, Marmon and Williams are managing directors of FFTW. Mr. Marmon has held key fund responsibilities since October 2000, Messrs. Akant and Carey have held fund responsibilities since September 2003, and Ms. Swindells assumed fund responsibilities in July 2006.


Mr. Williams joined FFTW in 1995 from Deutsche Bank where he worked as an analyst in the fixed income research department. In addition to serving as the firm's CIO, Mr. Williams chairs FFTW's Investment Strategy Group, a team of senior investment professionals who formulate the firm's investment strategy and sector biases for all portfolios under management at FFTW. Mr. Williams is a primary portfolio manager for global bond portfolios and heads the Global Interest Rate Team.

Mr. Akant joined FFTW in 1984 after six years at the World Bank where he managed the Bank's liquidity portfolio and advised the Treasurer on the Bank's multi-currency borrowing program. Mr. Akant has been responsible for various market specialties and products over the years, including US interest rates and proprietary trading. He moved into the global bond area, responsible for foreign exchange, in 1994. He currently heads the Foreign Exchange Team and the US Interest Rates Team and is a member of the Investment Strategy Group.

Mr. Carey joined FFTW in 1998 from Atlantic Portfolio Analytics and Management. He is head of the Structured Securities Team and a member of the firm's Investment Strategy Group. Mr. Carey is a

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primary portfolio manager for the firm's mortgage and short duration products.


Ms. Swindells joined FFTW in 2001 from Gulf International Bank (UK) Ltd. She is a member of FFTW's Structured Credit and Corporate Credit teams. She is responsible for investing in European and U.K. corporate credits (e.g., bonds) on behalf of FFTW, and is a manager of FFTW's synthetic corporate CDO (i.e., collateralized debt obligations) portfolios.


Mr. Marmon joined FFTW in 1990 from Yamaichi International (America) where he was head of futures and options research. Mr. Marmon heads the US Corporate Credit Team, which determines security selection of corporate and high yield bonds, and he is a member of FFTW's Investment Strategy Group.


UBS PACE HIGH YIELD INVESTMENTS. MacKay Shields LLC ("MacKay Shields"), 9 West 57th Street, New York, New York 10019, serves as the fund's investment advisor. As of September 30, 2006, MacKay Shields had approximately $38.2 billion in assets under management. MacKay Shields was founded in 1938 and advises primarily mutual funds, pension or profit sharing plans, and other pooled investment vehicles. MacKay Shields has served as the fund's investment advisor since its inception.

MacKay Shields utilizes a team approach in all aspects of investment management decision-making and the development of investment policy and no single portfolio manager is solely responsible for portfolio strategy, allocation and/or portfolio construction. The portfolio managers who are jointly and primarily responsible for the day-to-day management of UBS PACE High Yield Investments are Dan Roberts, Senior Managing Director, who leads the high yield team; Taylor Wagenseil, Managing Director and Co-Head of High-Yield Portfolio Management; Michael Kimble, Managing Director and Co-Head of High-Yield Portfolio Management; and Lou Cohen, Managing Director and Director of Research.

Messrs. Roberts, Wagenseil, Kimble and Cohen have held their fund responsibilities since its inception. Mr. Roberts joined MacKay Shields in 2004 when the firm acquired the fixed income division of Pareto Partners, where he was the Chief Investment Officer from 2001 and Chief Investment Officer-Fixed Income in 2000. Mr. Kimble joined MacKay Shields in 2004 as Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Wagenseil is the Managing Director and Co-Head of High Yield Portfolio Management after MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Cohen joined MacKay Shields as a Managing Director and Director of Research when the firm acquired Pareto Partners in 2004. Mr. Cohen was a Managing Director of Pareto Partners since 2000.

Messrs. Roberts, Wagenseil, Kimble and Cohen have been portfolio managers of the fund since its inception.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS. Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") serve as investment advisors for UBS PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2006, ICAP had approximately $16.7 billion in assets under management. ICAP has held its fund responsibilities since July 1, 2000.


The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process. All members, except for Jeffrey A. Miller, have been actively managing the portfolio since July 2000. Mr. Miller began actively managing the portfolio in 2005.

Robert H. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988,

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he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992.


Gary S. Maurer joined ICAP in 1972 as a quantitative analyst. Mr. Maurer is a senior member of the investment committee.


Jerrold K. Senser, CFA, is co-chief investment officer and a member of the senior investment committee. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham.

Thomas R. Wenzel, CFA, is the director of research and a member of the senior investment committee. Mr. Wenzel joined ICAP in 1992 and is responsible for the analysis and stock recommendations for the financials sector. Previously, he served as a senior equity analyst at Brinson Partners, Inc.

Kathleen C. Pease, CFA, is a member of the senior investment committee and is responsible for the analysis and stock recommendations for the capital spending and retail sectors. Before joining ICAP in 1995, Ms. Pease was an analyst at ANB, a subsidiary of Bank One.

Andrew P. Starr, CFA, is a member of the senior investment committee. Mr. Starr joined ICAP in 1998 and is responsible for the analysis and stock recommendations for the basic industries, consumer durables, and energy sectors. His prior experience includes analyst positions at Scudder Kemper Investments and Morningstar.

William J. Van Tuinen, CFA, is a member of the senior investment committee. Mr. Van Tuinen joined ICAP in 1995 and is responsible for the analysis and stock recommendations for the services, consumer staples, and transportation sectors.

Jeffrey A. Miller, vice president and member of the senior investment committee, joined ICAP in 1999. Mr. Miller is a Chartered Financial Analyst, and is responsible for the analysis and stock recommendations for the technology sector.


Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2006, Westwood had approximately $5.3 billion in assets under management. Susan M. Byrne, Chief Investment Officer and Chairman of the Board of Directors of Westwood since 1983, has over 30 years of experience as a securities analyst and portfolio manager. Ms. Byrne has been primarily responsible for the day-to-day management of Westwood's share of the fund's assets since July 1, 2000.

SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2006, SSgA FM had approximately $130 billion in assets under management and is part of a group of companies that manages approximately $1.6 trillion. SSgA FM uses a team approach in its management of its share of the fund's assets. James M. Johnson, CFA, is a Principal of SSgA FM and a Senior Portfolio Manager for the U.S. Active Quantitative Equity Team and is the portfolio manager who is primarily responsible for the day-to-day management of the fund's assets allocated to SSgA FM. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Mr. Johnson began his investment career in 1990 as a quantitative analyst and has been a portfolio manager since 1998. Prior to joining SSgA FM in 2005, when he began managing this fund, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Mr. Johnson holds a degree in Music Engineering Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from the University of Minnesota Carlson School of Business. Mr. Johnson earned the Chartered Financial Analyst designation in 1995. SSgA FM (or its predecessor in interest), have held their fund responsibilities since October 10, 2000.

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UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS. GE Asset Management Incorporated
("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA FM") serve as investment advisors for UBS PACE Large Co Growth Equity Investments. GEAM is located at 3001 Summer Street, Stamford, Connecticut 06904. GEAM, established in 1988, is a wholly owned subsidiary of General Electric Company and is considered one of the largest independent managers of institutional assets in the US. As of September 30, 2006, GEAM had approximately $185.7 billion in assets under management. David B. Carlson is primarily responsible for the day-to day management of the fund's assets allocated to GEAM. Mr. Carlson is a executive vice president and portfolio manager and has been with GEAM since 1982. GEAM has held its fund responsibilities since September 2002.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is a wholly owned indirect subsidiary of Bank of America Corporation. As of September 30, 2006, Marsico had approximately $73 billion in assets under management. Thomas F. Marsico is the Chief Investment Officer of Marsico and has been primarily responsible for the day-to-day management of Marsico's portion of the fund since 2002. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager and has been with Marsico since 1997.

SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2006, SSgA FM had approximately $130 billion in assets under management and is part of a group of companies that manages approximately $1.6 trillion. SSgA FM uses a team approach in its management of its share of the fund's assets. Nick de Peyster, CFA is the portfolio manager who is primarily responsible for the day-to-day management of the Fund's assets allocated to SSgA FM. He is a Principal of State Street Global Advisors and a Senior Portfolio Manager for the US Active Quantitative Equity Team. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Mr. de Peyster began his investment career in 1989 and has been a portfolio manager since 1992. Prior to joining SSgA FM in 2004, when he began managing this fund, he managed investment portfolios for Morley Fund Management and Assurant. SSgA FM (or its predecessor in interest), have held their fund responsibilities since October 10, 2000.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS. Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") serve as investment advisors for UBS PACE Small/Medium Co Value Equity Investments. Ariel is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Ariel is an investment manager with approximately $16.3 billion in assets under management as of September 30, 2006. John W. Rogers, Jr. is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his responsibilities since September 2002. He founded Ariel in 1983 and serves as its chairman and chief investment officer. He has served as the portfolio manager for all small cap portfolios since 1983 and all mid cap portfolios since 2002. Ariel has held fund responsibilities since October 1999.

MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $6.1 billion in assets under management as of September 30, 2006. MetWest Capital was founded in 1997 and has held its investment management responsibilities for the fund since October 2005. Gary W. Lisenbee has served as the portfolio manager for the fund since that time. He has been the President of MetWest Capital since 1997. Mr. Lisenbee has over 33 years of investment industry experience.

Opus is located at 1 West Fourth Street, 25th Floor, Cincinnati, Ohio 45202. Opus, an investment


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manager founded in 1996, has approximately $1.05 billion in assets under management as of September 30, 2006. Opus has provided portfolio management services for the fund since October 2005. Opus uses a team approach. Len Haussier is the lead portfolio manager and is joined on the Investment Committee by Kevin P. Whelan and Jonathon M. Detter who serve as assistant portfolio managers. All members of the Investment Committee are generalists who assist in the day-to-day management of the fund; all members are responsible for identifying new opportunities as well as monitoring the current portfolio. Len A. Haussler has served as the fund's portfolio manager since October 2005. He has been the President of Opus since 1996.


Kevin P. Whelan has been the Vice President of Opus since 1998. Mr. Whelan serves as an assistant portfolio manager, and has been co-managing this fund since October 2005.

Jonathon M. Detter is a Research Analyst at Opus and serves as an assistant portfolio manager. Mr. Detter has been co-managing this fund since October 2005. Prior to joining Opus in 2003, Mr. Detter was employed at Valuation Research Company in 2002 and Arthur Andersen LLP in 2001 where he performed valuation work for public and private companies.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS. Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as investment advisors for UBS PACE Small/Medium Co Growth Equity Investments. Delaware Management Company is located at One Commerce Square, Philadelphia, Pennsylvania 19103. Delaware Management Company and its predecessors have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938 and has held its investment management responsibilities for the fund since December 1996. As of September 30, 2006, Delaware Management Company and its investment advisory affiliates had over $153 billion in assets under management.

Delaware Management Company uses a team approach in managing its portion of the fund's shares. Marshall Bassett acts as the Chief Investment Officer of the Emerging Growth team. He is responsible for the overall portfolio allocation of the Emerging Growth team. He also serves as a portfolio manager and analyst co-covering consumer and retail stocks with Lori Wachs. Mr. Bassett is responsible for identifying consumer and retail stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since March 1997.


Lori Wachs serves as a portfolio manager and analyst co-covering consumer and retail stocks with Marshall Bassett. Lori is responsible for identifying consumer and retail stocks for the fund as well as ongoing monitoring of these securities. She has held fund responsibilities since December 1996.

Steve Lampe serves as a portfolio manager and analyst covering financial services and health care stocks. Steve is responsible for identifying financial and health care stocks for the fund as well as ongoing monitoring of these securities. He works in conjunction with Matt Todorow when selecting health care stocks. He has held fund responsibilities since January 1998.

Matt Todorow serves as a portfolio manager and analyst co-covering health care stocks. Matt is responsible for identifying health care stocks for the fund as well as ongoing monitoring of these securities. He works in conjunction with Steve Lampe when selecting health care stocks. He has held fund responsibilities since December 2003.

Steve Catricks serves as a portfolio manager and analyst covering technology stocks. Steve is responsible for identifying technology stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since November 2001.

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Chris Holland serves as a portfolio manager and analyst covering business services stocks. Chris is responsible for identifying business services stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since November 2001.

Barry Gladstein serves as a portfolio manager and analyst who is responsible for identifying securities that are outside the four main sectors the Emerging Growth Team follows. His responsibilities include the monitoring of and the compliance with fund risk guidelines. He has held fund responsibilities since June 2000.


Rudy Torrijos III serves as a portfolio manager and focuses on the technology sector in the fund's portfolio. He has held his fund responsibilities since he joined Delaware Management Company in 2005. Previously, he was a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products since 2003. From 1997 to 2002, Mr. Torrijos worked for Neuberger Berman Growth Group, first as an analyst and then as a fund manager.


ForstmannLeff is located at 590 Madison Avenue, 39th Floor, New York, New York 10022. Forstmann-Leff is an investment manager with approximately $2 billion in assets under management as of September 30, 2006. ForstmannLeff is majority owned by Angelo, Gordon & Co., a privately-held investment management firm. The small/medium cap investment team joined ForstmannLeff in 2004 from Credit Suisse Asset Management, where it managed the same strategy since 1999, when Warburg Pincus merged into Credit Suisse Asset Management. The core team has been together for seven years throughout various organizational changes, and is currently responsible for approximately $1 billion in three strategies: small/medium cap growth, small cap growth, and harbinger of growth. Beth Dater (chief investment officer) and Sammy Oh (senior portfolio manager and senior research analyst), who have been the fund's portfolio managers since October 2005, are jointly and primarily responsible for the day-to-day management of the fund's assets allocated to ForstmannLeff and lead the six-person investment team.

ForstmannLeff employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. As senior portfolio manager, Sammy Oh, who reports to Beth Dater, is responsible for implementing the team's investment decisions. Beth Dater is the team's chief investment officer, providing crucial leadership by simultaneously challenging and encouraging each member of the team to find incremental opportunities while avoiding uncompensated risks. All members of the team, including the aforementioned individuals, conduct fundamental research to identify investment candidates and to participate in the portfolio construction process.

Beth Dater is Chief Investment Officer for ForstmannLeff's Growth Equity team. Her career in investment management spans 30 years. She became a Managing Director at Warburg Pincus Asset Management (WPAM) in 1980 and was named that firm's Director of Research in 1986. She was with Credit Suisse Asset Management
(CSAM) from 2000-2003, and joined ForstmannLeff in 2004.

Sammy Oh is portfolio manager and analyst specializing in small, smid cap and emerging growth US equity portfolios. He was with ForstmannLeff from 1993-1995 and rejoined the firm in 2004 from Credit Suisse Asset Management (CSAM), where he was also a managing director.

Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota 55402. Riverbridge is an investment manager with approximately $890 million in assets under management as of September 30, 2006. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. The firm is 100% employee owned. Mark Thompson leads a five-person investment team, four of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July of 1987.



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UBS Global Asset Management                                                  123

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UBS PACE INTERNATIONAL EQUITY INVESTMENTS. Mondrian Investment Partners
Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as investment advisors for UBS PACE International Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2006, Mondrian managed over $48 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.


Mondrian utilizes a team approach to investment management. Portfolio managers/analysts are responsible for research in the areas/sectors they cover. They provide input to their respective Regional Research Director, and the Regional Research Director then presents that input, along with the portfolio managers/analysts' recommendations, to the Equity Strategy Committee, where it is reviewed and critiqued. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Nigel G. May, Hugh A. Serjeant, and Emma R.E. Lewis, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.


Mr. May joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He is currently Joint-Chief Investment Officer-Developed Equity Markets. Mr. Serjeant joined Mondrian in 1995 and is currently Director of Regional Research. Mr. May and Mr. Serjeant have served as portfolio managers for the fund since 2004. Ms. Lewis joined Mondrian in 1995 and is currently a senior portfolio manager. She has served as a portfolio manager for the fund since 2004.

J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2006, J.P. Morgan and its affiliates had over $935 billion in assets under management.


Beltran Lastra and Jaco Venter are jointly and primarily responsible for the day-to-day management of the fund. An employee since 1996, Mr. Lastra is head of International Structured Equity at J.P. Morgan and has served as portfolio manager of the fund since April 2004. Mr. Venter joined the firm in 1999 as a quantitative research analyst and has served as a portfolio manager of the fund since December 2004.


Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES, Scotland, UK. Founded in 1881, Martin Currie is an independent, employee-owned company with an investment focus. Current and former directors and staff own 100% of the company, and around two-thirds of the 200 employees hold equity in the business. Chief investment officer James Fairweather is the product manager for the company's EAFE (i.e., Europe, Australasia and Far
East) portfolios. James Fairweather joined Martin Currie in 1984 and has served as the fund's portfolio manager since 1995. His role reflects the importance of international accounts to Martin Currie's business. As of September 30, 2006, Martin Currie and its affiliates had $22.5 billion in assets under management.


UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") serve as investment advisors for UBS PACE International Emerging Markets Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian Investment Partners Limited is controlled

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by members of Mondrian's management. Formerly known as Delaware International
Advisers Ltd., Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2006, Mondrian managed over $48 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.


Mondrian utilizes a team approach to investment management. Currently there are six portfolio managers on the dedicated emerging markets team. Four other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.


A team of individuals, currently including Robert Akester, Ginny Chong and Gregory Halton is jointly and primarily responsible for making the day-to-day investment decisions for the fund.

Mr. Akester joined Mondrian in 1996, assuming portfolio management responsibilities as well as sharing analytical responsibilities for international equities. He has served as a portfolio manager for the fund since 2004 and is currently a senior portfolio manager. Ms. Chong joined Mondrian in 2000 and has served as a portfolio manager for the fund since 2004. Mr. Halton joined Mondrian in 2004 and has served as a portfolio manager for the fund since July 2006.

GGP is located at 1200 River Road, Conschocken, Pennsylvania 19428. GGP offers international investment capabilities on behalf of Gartmore Investment Management plc. ("Gartmore") to the US institutional marketplace. On May 25, 2006, Hellman & Friedman LLC ("H&F"), a U.S. based private equity firm, announced that it, together with members of senior management of Gartmore, had reached an agreement to acquire Gartmore's UK, European, Japanese and Latin American business divisions from Nationwide Mutual Insurance Company. The acquisition was effected on September 29, 2006. H&F now owns approximately a 50% equity stake in Gartmore, and members of Gartmore's senior management now own the remaining stake. GGP is the US business division and a wholly owned subsidiary of Gartmore Investment Management plc. Gartmore Investment Management plc has $43.8 billion in net assets under management as of September 30, 2006.

GGP takes a team approach to portfolio construction allowing investors to benefit from the skills of the entire team. Christopher Palmer is the portfolio manager primarily responsible for the day-to-day management of the fund. He has managed the fund since June 2006 and also previously managed the fund from August 2002 to July 2003. Mr. Palmer is head of the Global Emerging Markets Team.


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UBS Global Asset Management                                                  125

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Mr. Palmer joined GGP in 1995 as an Investment Manager in the Pacific & Emerging
Markets Equity Team. Prior to joining GGP, Mr. Palmer was with Bear Stearns &
Co. Inc., where he was a senior counterparty credit risk officer with extensive responsibilities for hedge fund counterparty risk.


UBS PACE REAL ESTATE SECURITIES INVESTMENTS.


Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, 17th Floor, New York, NY 10005, serves as the Fund's investment advisor. As of September 30, 2006, GSAM had approximately $576.4 billion in assets under management. GSAM primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations.


GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.


GSAM uses a team approach in its investment management decisions. GSAM's Global Property Securities Team is led by Mark Howard-Johnson and David Kruth, each of whom have nearly 20 years of property-centric investment experience, and consists of 20 professionals in 5 regional teams across the world. Messrs. Howard-Johnson and Kruth are jointly and primarily responsible for the day-to-day management of the fund since its inception.


Mark Howard-Johnson joined GSAM in 1998 to assist in the launch of the Goldman Sachs Real Estate Securities Strategy. He serves as co-head of the real estate securities team at GSAM. Prior to joining GSAM, Mr. Howard-Johnson worked for two years as a Director, Partner and Senior Equity Analyst at Boston Financial on the Pioneer Real Estate Securities Fund, where he was responsible for all analysis and stock recommendations for the fund. For two years previous to this, Mr. Howard-Johnson worked at The Penobscot Group, Inc., as an analyst, specializing in office, industrial and retail companies. Penobscot is considered one of the preeminent bottom-up, independent research shops in the real estate securities field. Mr. Howard-Johnson's other experience includes 11 years in the real estate finance field, as a lender, a mortgage broker and a disposition specialist.

David Kruth joined GSAM in April 2005 as co-portfolio manager on the US and Global Property Securities Strategies. Prior to joining GSAM, Mr. Kruth worked for nearly eight years at Citigroup and AllianceBernstein as portfolio manager and senior equity analyst for global real estate securities funds. For nine years prior to this, he worked at Lend Lease Real Estate Investments (a/k/a The Yarmouth Group) as an investment analyst and portfolio manager where he made investments in commercial and retail property directly and through private operating companies.

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS.


Analytic Investors, Inc. ("Analytic Investors"), 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as the fund's investment adviser. As of September 30, 2006, Analytic Investors had approximately $7.6 billion in assets under management. Analytic Investors was founded in 1970 and has served as the fund's investment adviser since inception.

Analytic Investors utilizes a team portfolio management approach. A team of investment professionals at Analytic Investors serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of the fund. Gregory McMurran and Dennis Bein oversee the team regarding the management of the fund. Under Mr. McMurran's direction, Robert Murdock serves as lead portfolio manager for futures based strategies and Scott Barker serves as lead portfolio manager for options based strategies. Under Mr. Bein's direction, Douglas Savarese served as lead portfolio manager for global equity strategies from inception through July 31 2006. Due to the growing needs of Analytic Investors, effective August 1, 2006, Doug is the lead portfolio manager for Japanese equity strategies. David Krider serves as lead portfolio manager for global equity strategies effective August 1, 2006. Harindra de Silva heads the research efforts on behalf of the fund.


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Gregory M. McMurran, Chief Investment Officer and Portfolio Manager, joined
Analytic Investors in 1976. Dennis Bein, Chief Investment Officer and a Portfolio Manager, joined Analytic Investors in 1995 and has 16 years of industry experience. Robert Murdock, portfolio manager, joined Analytic Investors in 1997 and has 16 years of industry experience. Scott Barker, portfolio manager, joined Analytic Investors in 1995 and has 12 years of industry experience. Douglas Savarese, portfolio manager, joined Analytic Investors in 1999 and has 19 years of industry experience. David Krider, portfolio manager, joined Analytic Investors in June 2005 and has 5 years of industry experience. Prior to joining the firm, David was founder and Chief Technology Officer (1996 - 2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a Research Associate at First Quadrant before leaving to start his own firm. Harindra de Silva, President and portfolio manager, joined Analytic Investors in 1995, and has 20 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception, with the exception of Messrs. Savarese and Krider.

Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2006, Wellington Management had investment management authority with respect to approximately $544 billion in assets. Wellington Management has served as the fund's investment advisor since its inception.


Wellington Management uses a team approach in its investment management decisions. Scott M. Elliott, Evan S. Grace, CFA, John R. Roberts and Trond Skramstad are primarily responsible for the day-to-day management of the fund.


Mr. Elliott, Senior Vice President and Director of Asset Allocation Strategies, is the portfolio manager responsible for making asset allocation decisions for the fund. He joined Wellington Management as an investment professional in 1994.

Mr. Grace, Vice President and Director of Asset Allocation Research, joined the firm as an investment professional in 2003. Mr. Grace is responsible for portfolio management and investment analysis relating to asset allocation decisions for the fund. Prior to joining the firm, Mr. Grace headed both the Equity Quantitative Research Group and the Asset Allocation Portfolio Management team at State Street Research from 1993 to 2003.


Mr. Roberts, Vice President and Equity Portfolio Manager, is responsible for portfolio management and securities analysis with respect to the equity portion of the fund's portfolio. Mr. Roberts joined Wellington Management as an investment professional in 1994.

Mr. Skramstad, Senior Vice President and Co-Director of International Equity Management, is the portfolio manager responsible for the equity portion of the fund. He joined Wellington Management as an investment professional in 1993.

Each of the fund's portfolio managers have served as such since the fund's inception.


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Dividends and taxes


DIVIDENDS

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS, UBS PACE STRATEGIC FIXED INCOME INVESTMENTS, UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS, UBS PACE GLOBAL FIXED INCOME INVESTMENTS AND UBS PACE HIGH YIELD INVESTMENTS normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS, UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS, UBS PACE REAL ESTATE SECURITIES INVESTMENTS AND UBS PACE ALTERNATIVE STATEGIES INVESTMENTS normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the funds through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

TAXES

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular Federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.


When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.


Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.


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-    Note that distributions of earnings from dividends paid by certain
     "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 28% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the funds' Statement of Additional Information.

Disclosure of portfolio holdings


Each equity series of the Trust will generally post on UBS Global AM's Web site at http://www.ubs.com/globalam, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, 25 days after the end of the calendar quarter.

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. Each fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.



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Financial highlights


The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).


No financial highlights are shown for UBS PACE Real Estate Investments, which is expected to commence investment operations on or about November 30, 2006.


The information in the financial highlights has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-647 1568.


UBS PACE Government Securities Fixed Income Investments



                                                                                   CLASS A
                                                            ----------------------------------------------------
                                                                        FOR THE YEARS ENDED JULY 31,
                                                            ----------------------------------------------------
                                                              2006       2005       2004+      2003       2002
                                                            --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                          $  13.20   $  13.05   $  12.81   $  13.08   $  12.84
                                                            --------   --------   --------   --------   --------
Net investment income                                           0.51       0.34       0.26       0.33       0.64
Net realized and unrealized gains (losses)
   from investment activities                                  (0.31)      0.17       0.34      (0.18)      0.29
                                                            --------   --------   --------   --------   --------
Net increase from operations                                    0.20       0.51       0.60       0.15       0.93
                                                            --------   --------   --------   --------   --------
Dividends from net investment income                           (0.53)     (0.36)     (0.36)     (0.42)     (0.64)
Distributions from net realized gains from
   investment activities                                       (0.16)        --         --         --      (0.05)
                                                            --------   --------   --------   --------   --------
Total dividends and distributions                              (0.69)     (0.36)     (0.36)     (0.42)     (0.69)
                                                            --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                                $  12.71   $  13.20   $  13.05   $  12.81   $  13.08
                                                            ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                      1.61%      3.97%      4.75%      1.13%      7.47%
                                                            ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                             $114,663   $140,734   $159,227   $190,933   $213,835
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager             1.11%      1.08%      1.08%      1.04%      0.96%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                            1.17%      1.17%      1.20%      1.20%      1.15%
Net investment income to average net assets                     3.97%      2.54%      2.08%      2.57%      4.92%
Portfolio turnover                                               575%       665%       805%       741%       369%



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
                                                                               CLASS B
                                                            --------------------------------------------
                                                                    FOR THE YEARS ENDED JULY 31,
                                                            --------------------------------------------
                                                             2006     2005     2004+     2003      2002
                                                            ------   ------   ------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                          $13.20   $13.05   $12.81   $ 13.08   $ 12.83
                                                            ------   ------   ------   -------   -------
Net investment income                                         0.40     0.22     0.14      0.23      0.53
Net realized and unrealized gains (losses)
   from investment activities                                (0.29)    0.19     0.36     (0.18)     0.31
                                                            ------   ------   ------   -------   -------
Net increase from operations                                  0.11     0.41     0.50      0.05      0.84
                                                            ------   ------   ------   -------   -------
Dividends from net investment income                         (0.43)   (0.26)   (0.26)    (0.32)    (0.54)
Distributions from net realized gains from
   investment activities                                     (0.16)      --       --        --     (0.05)
                                                            ------   ------   ------   -------   -------
Total dividends and distributions                            (0.59)   (0.26)   (0.26)    (0.32)    (0.59)
                                                            ------   ------   ------   -------   -------
NET ASSET VALUE, END OF YEAR                                $12.72   $13.20   $13.05   $ 12.81   $ 13.08
                                                            ======   ======   ======   =======   =======
TOTAL INVESTMENT RETURN(1)                                    0.92%    3.17%    3.94%     0.34%     6.63%
                                                            ======   ======   ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                             $2,776   $4,273   $8,373   $15,056   $16,966
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager           1.86%    1.84%    1.84%     1.82%     1.76%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                          1.93%    1.93%    1.95%     1.94%     1.90%
Net investment income to average net assets                   3.20%    1.69%    1.33%     1.79%     4.12%
Portfolio turnover                                             575%     665%     805%      741%      369%

                                                                                CLASS C
                                                            -----------------------------------------------
                                                                      FOR THE YEARS ENDED JULY 31,
                                                            -----------------------------------------------
                                                              2006      2005     2004+      2003      2002
                                                            -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                          $ 13.21   $ 13.06   $ 12.82   $ 13.09   $ 12.84
                                                            -------   -------   -------   -------   -------
Net investment income                                          0.45      0.27      0.19      0.26      0.57
Net realized and unrealized gains (losses)
   from investment activities                                 (0.32)     0.17      0.34     (0.18)     0.30
                                                            -------   -------   -------   -------   -------
Net increase from operations                                   0.13      0.44      0.53      0.08      0.87
                                                            -------   -------   -------   -------   -------
Dividends from net investment income                          (0.46)    (0.29)    (0.29)    (0.35)    (0.57)
Distributions from net realized gains from
   investment activities                                      (0.16)       --        --        --     (0.05)
                                                            -------   -------   -------   -------   -------
Total dividends and distributions                             (0.62)    (0.29)    (0.29)    (0.35)    (0.62)
                                                            -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                                $ 12.72   $ 13.21   $ 13.06   $ 12.82   $ 13.09
                                                            =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN(1)                                     1.09%     3.40%     4.18%     0.59%     6.99%
                                                            =======   =======   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                             $30,338   $36,372   $41,707   $50,245   $56,849
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager            1.62%     1.62%     1.62%     1.57%     1.48%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                           1.75%     1.74%     1.78%     1.77%     1.73%
Net investment income to average net assets                    3.45%     2.00%     1.54%     2.04%     4.40%
Portfolio turnover                                              575%      665%      805%      741%      369%

                                                                               CLASS Y
                                                            ---------------------------------------------
                                                                     FOR THE YEARS ENDED JULY 31,
                                                            ---------------------------------------------
                                                             2006      2005     2004+     2003      2002
                                                            ------   -------   -------   ------   -------
NET ASSET VALUE, BEGINNING OF YEAR                          $13.20   $ 13.05   $ 12.80   $13.07   $ 12.84
                                                            ------   -------   -------   ------   -------
Net investment income                                         0.55      0.38      0.29     0.37      0.68
Net realized and unrealized gains (losses)
   from investment activities                                (0.30)     0.17      0.36    (0.18)     0.29
                                                            ------   -------   -------   ------   -------
Net increase from operations                                  0.25      0.55      0.65     0.19      0.97
                                                            ------   -------   -------   ------   -------
Dividends from net investment income                         (0.57)    (0.40)    (0.40)   (0.46)    (0.69)
Distributions from net realized gains from
   investment activities                                     (0.16)       --        --       --     (0.05)
                                                            ------   -------   -------   ------   -------
Total dividends and distributions                            (0.73)    (0.40)    (0.40)   (0.46)    (0.74)
                                                            ------   -------   -------   ------   -------
NET ASSET VALUE, END OF YEAR                                $12.72   $ 13.20   $ 13.05   $12.80   $ 13.07
                                                            ======   =======   =======   ======   =======
TOTAL INVESTMENT RETURN(1)                                    1.97%     4.24%     5.12%    1.46%     7.77%
                                                            ======   =======   =======   ======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                             $8,460   $10,069   $10,441  $16,466   $19,250
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager           0.81%     0.76%     0.76%    0.72%     0.64%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                          0.84%     0.85%     0.88%    0.88%     0.80%
Net investment income to average net assets                   4.27%     2.88%     2.41%    2.89%     5.32%
Portfolio turnover                                             575%      665%      805%     741%      369%


----------


+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No.133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income to average net assets by 0.05%, 0.04%, 0.05% and 0.04% on Class A, Class B, Class C and Class Y, respectively.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  131

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments


Financial highlights (continued)



                                                                           CLASS A
                                                      --------------------------------------------------
                                                                 FOR THE YEARS ENDED JULY 31,
                                                      --------------------------------------------------
                                                        2006      2005      2004      2003     2002 DEG.
                                                      -------   -------   -------   --------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 11.44   $ 11.51   $ 11.46   $  11.13   $  12.32
                                                      -------   -------   -------   --------   --------
Net investment income                                    0.38@     0.34@     0.29       0.33       0.75
Net realized and unrealized gains (losses)
   from investment activities                           (0.17)    (0.07)     0.06       0.34      (1.19)
                                                      -------   -------   -------   --------   --------
Net increase (decrease) from operations                  0.21      0.27      0.35       0.67      (0.44)
Dividends from net investment income                    (0.38)    (0.34)    (0.30)     (0.34)     (0.75)
                                                      -------   -------   -------   --------   --------
NET ASSET VALUE, END OF YEAR                          $ 11.27   $ 11.44   $ 11.51   $  11.46   $  11.13
                                                      =======   =======   =======   ========   ========
TOTAL INVESTMENT RETURN(1)                               1.90%     2.38%     3.08%      6.05%     (3.90)%
                                                      =======   =======   =======   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $59,884   $75,331   $90,732   $113,500   $129,520
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager      1.06%     1.07%     1.07%      1.03%      0.96%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager              1.10%     1.09%     1.13%      1.14%      1.10%
Net investment income to average net assets              3.36%     2.93%     2.52%      2.86%      6.14%
Portfolio turnover                                        349%      221%      299%       294%       121%



--------------------------------------------------------------------------------
132                                                  UBS Global Asset Management

                                                                         CLASS B
                                                      ---------------------------------------------
                                                               FOR THE YEARS ENDED JULY 31,
                                                      ---------------------------------------------
                                                       2006     2005     2004     2003    2002 DEG.
                                                      ------   ------   ------   ------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                    $11.46   $11.53   $11.47   $11.15   $ 12.33
                                                      ------   ------   ------   ------   -------
Net investment income                                   0.28@    0.24@    0.21     0.24      0.65
Net realized and unrealized gains (losses)
   from investment activities                          (0.15)   (0.06)    0.06     0.33     (1.18)
                                                      ------   ------   ------   ------   -------
Net increase (decrease) from operations                 0.13     0.18     0.27     0.57     (0.53)
Dividends from net investment income                   (0.30)   (0.25)   (0.21)   (0.25)    (0.65)
                                                      ------   ------   ------   ------   -------
NET ASSET VALUE, END OF YEAR                          $11.29   $11.46   $11.53   $11.47   $ 11.15
                                                      ======   ======   ======   ======   =======
TOTAL INVESTMENT RETURN(1)                              1.13%    1.60%    2.37%    5.13%    (4.57)%
                                                      ======   ======   ======   ======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $  637   $1,458   $4,712   $9,871   $11,626
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager     1.80%    1.81%    1.81%    1.79%     1.74%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager             1.89%    1.87%    1.85%    1.87%     1.82%
Net investment income to average net assets             2.56%    2.15%    1.75%    2.10%     5.35%
Portfolio turnover                                       349%     221%     299%     294%      121%

                                                                          CLASS C
                                                      ----------------------------------------------
                                                               FOR THE YEARS ENDED JULY 31,
                                                      ----------------------------------------------
                                                       2006     2005     2004      2003    2002 DEG.
                                                      ------   ------   ------   -------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                    $11.46   $11.53   $11.48   $ 11.15   $ 12.33
                                                      ------   ------   ------   -------   -------
Net investment income                                   0.32@    0.28@    0.24      0.27      0.69
Net realized and unrealized gains (losses)
   from investment activities                          (0.17)   (0.06)    0.05      0.34     (1.19)
                                                      ------   ------   ------   -------   -------
Net increase (decrease) from operations                 0.15     0.22     0.29      0.61     (0.50)
Dividends from net investment income                   (0.33)   (0.29)   (0.24)    (0.28)    (0.68)
                                                      ------   ------   ------   -------   -------
NET ASSET VALUE, END OF YEAR                          $11.28   $11.46   $11.53   $ 11.48   $ 11.15
                                                      ======   ======   ======   =======   =======
TOTAL INVESTMENT RETURN(1)                              1.30%    1.87%    2.56%     5.49%    (4.31)%
                                                      ======   ======   ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $5,301   $7,684   $9,583   $12,281   $15,508
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager     1.55%    1.56%    1.56%     1.53%     1.47%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager             1.59%    1.59%    1.61%     1.63%     1.58%
Net investment income to average net assets             2.86%    2.44%    2.03%     2.37%     5.63%
Portfolio turnover                                       349%     221%     299%      294%      121%

                                                                         CLASS Y
                                                      ---------------------------------------------
                                                               FOR THE YEARS ENDED JULY 31,
                                                      ---------------------------------------------
                                                       2006     2005     2004     2003    2002 DEG.
                                                      ------   ------   ------   ------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                    $11.45   $11.52   $11.47   $11.14    $12.33
                                                      ------   ------   ------   ------    ------
Net investment income                                   0.41@    0.37@    0.34     0.36      0.78
Net realized and unrealized gains (losses)
   from investment activities                          (0.17)   (0.07)    0.04     0.34     (1.19)
                                                      ------   ------   ------   ------    ------
Net increase (decrease) from operations                 0.24     0.30     0.38     0.70     (0.41)
Dividends from net investment income                   (0.41)   (0.37)   (0.33)   (0.37)    (0.78)
                                                      ------   ------   ------   ------    ------
NET ASSET VALUE, END OF YEAR                          $11.28   $11.45   $11.52   $11.47    $11.14
                                                      ======   ======   ======   ======    ======
TOTAL INVESTMENT RETURN(1)                              2.17%    2.66%    3.34%    6.32%    (3.64)%
                                                      ======   ======   ======   ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $1,074   $1,108   $1,246   $1,730    $2,589
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager     0.80%    0.81%    0.81%    0.77%     0.71%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager             0.83%    0.86%    0.87%    0.89%     0.84%
Net investment income to average net assets             3.63%    3.20%    2.79%    3.15%     6.39%
Portfolio turnover                                       349%     221%     299%     294%      121%


----------
@    Calculated using the average month-end shares outstanding for the year.

DEG. Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  133

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments


Financial highlights (continued)



                                                                     CLASS A
                                              -------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------
                                               2006        2005      2004**     2003      2002
                                              -------    -------    -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 13.89    $ 13.88    $ 13.44   $ 13.16   $ 12.91
                                              -------    -------    -------   -------   -------
Net investment income                            0.60@      0.45@      0.36@     0.57@     0.58@
Net realized and unrealized gains (losses)
   from investment activities                   (0.59)      0.35       0.44      0.25      0.25
                                              -------    -------    -------   -------   -------
Net increase (decrease) from operations          0.01       0.80       0.80      0.82      0.83
                                              -------    -------    -------   -------   -------
Dividends from net investment income            (0.62)     (0.46)     (0.36)    (0.54)    (0.58)
Distributions from net realized gains from
   investment activities                           --      (0.33)        --        --        --
Return of capital                               (0.02)        --         --        --        --
                                              -------    -------    -------   -------   -------
Total dividends, distributions and return
   of capital                                   (0.64)     (0.79)     (0.36)    (0.54)    (0.58)
                                              -------    -------    -------   -------   -------
NET ASSET VALUE, END OF YEAR                  $ 13.26    $ 13.89    $ 13.88   $ 13.44   $ 13.16
                                              =======    =======    =======   =======   =======
TOTAL INVESTMENT RETURN(1)                       0.06%      5.88%      6.00%     6.22%     6.55%
                                              =======    =======    =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $20,735    $23,269    $24,587   $26,814   $26,242
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                 1.20%+     1.23%+     1.21%     1.21%     1.14%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.20%      1.23%      1.25%     1.25%     1.27%
Net investment income to average net assets      4.46%+     3.20%+     2.56%     4.13%     4.41%
Portfolio turnover                                196%       147%       185%      357%      375%



--------------------------------------------------------------------------------
134                                                  UBS Global Asset Management

                                                                    CLASS B
                                              ---------------------------------------------
                                                       FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------
                                               2006      2005    2004**     2003      2002
                                              ------    ------   ------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $13.88    $13.88   $13.44   $ 13.15   $ 12.91
                                              ------    ------   ------   -------   -------
Net investment income                           0.48@     0.33@    0.25@     0.48@     0.48@
Net realized and unrealized gains (losses)
   from investment activities                  (0.56)     0.36     0.45      0.25      0.24
                                              ------    ------   ------   -------   -------
Net increase (decrease) from operations        (0.08)     0.69     0.70      0.73      0.72
                                              ------    ------   ------   -------   -------
Dividends from net investment income           (0.52)    (0.36)   (0.26)    (0.44)    (0.48)
Distributions from net realized gains from
   investment activities                          --     (0.33)      --        --        --
Return of capital                              (0.02)       --       --        --        --
                                              ------    ------   ------   -------   -------
Total dividends, distributions and return
   of capital                                  (0.54)    (0.69)   (0.26)    (0.44)    (0.48)
                                              ------    ------   ------   -------   -------
NET ASSET VALUE, END OF YEAR                  $13.26    $13.88   $13.88   $ 13.44   $ 13.15
                                              ======    ======   ======   =======   =======
TOTAL INVESTMENT RETURN(1)                     (0.68)%    5.06%    5.22%     5.52%     5.66%
                                              ======    ======   ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $1,098    $2,175   $5,190   $11,227   $16,337
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                1.93%     1.94%    1.94%     1.93%     1.90%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.98%     1.96%    1.95%     1.95%     1.93%
Net investment income to average net assets     3.64%     2.45%    1.83%     3.49%     3.64%
Portfolio turnover                               196%      147%     185%      357%      375%

                                                                    CLASS C
                                              ----------------------------------------------
                                                       FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------
                                               2006      2005     2004**     2003      2002
                                              ------    ------    ------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $13.89    $13.88    $13.44   $ 13.16   $ 12.91
                                              ------    ------    ------   -------   -------
Net investment income                           0.54@     0.38@     0.29@     0.50@     0.51@
Net realized and unrealized gains (losses)
   from investment activities                  (0.60)     0.35      0.44      0.25      0.25
                                              ------    ------    ------   -------   -------
Net increase (decrease) from operations        (0.06)     0.73      0.73      0.75      0.76
                                              ------    ------    ------   -------   -------
Dividends from net investment income           (0.55)    (0.39)    (0.29)    (0.47)    (0.51)
Distributions from net realized gains from
   investment activities                          --     (0.33)       --        --        --
Return of capital                              (0.02)       --        --        --        --
                                              ------    ------    ------   -------   -------
Total dividends, distributions and return
   of capital                                  (0.57)    (0.72)    (0.29)    (0.47)    (0.51)
                                              ------    ------    ------   -------   -------
NET ASSET VALUE, END OF YEAR                  $13.26    $13.89    $13.88   $ 13.44   $ 13.16
                                              ======    ======    ======   =======   =======
TOTAL INVESTMENT RETURN(1)                     (0.43)%    5.38%     5.49%     5.69%     6.01%
                                              ======    ======    ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $6,280    $8,082    $8,960   $10,827   $13,325
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                1.68%+    1.70%+    1.70%     1.70%     1.65%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.68%     1.70%     1.71%     1.72%     1.70%
Net investment income to average net assets     3.97%+    2.73%+    2.08%     3.67%     3.90%
Portfolio turnover                               196%      147%      185%      357%      375%

                                                                  CLASS Y
                                              --------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                              --------------------------------------------
                                               2006     2005     2004**     2003     2002
                                              ------   ------    ------    ------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $13.88   $13.87    $13.43    $13.16   $12.91
                                              ------   ------    ------    ------   ------
Net investment income                           0.65@    0.51@     0.40@     0.61@    0.61@
Net realized and unrealized gains (losses)
   from investment activities                  (0.59)    0.34      0.44      0.23     0.25
                                              ------   ------    ------    ------   ------
Net increase (decrease) from operations         0.06     0.85      0.84      0.84     0.86
                                              ------   ------    ------    ------   ------
Dividends from net investment income           (0.66)   (0.51)    (0.40)    (0.57)   (0.61)
Distributions from net realized gains from
   investment activities                          --    (0.33)       --        --       --
Return of capital                              (0.02)      --        --        --       --
                                              ------   ------    ------    ------   ------
Total dividends, distributions and return
   of capital                                  (0.68)   (0.84)    (0.40)    (0.57)   (0.61)
                                              ------   ------    ------    ------   ------
NET ASSET VALUE, END OF YEAR                  $13.26   $13.88    $13.87    $13.43   $13.16
                                              ======   ======    ======    ======   ======
TOTAL INVESTMENT RETURN(1)                      0.41%    6.25%     6.27%     6.39%    6.80%
                                              ======   ======    ======    ======   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  716   $  959    $  527    $  551   $  342
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                0.85%    0.89%+    0.96%+    0.98%    0.89%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   0.85%    0.89%     0.96%     0.98%    0.99%
Net investment income to average net assets     4.79%    3.58%+    2.81%+    4.19%    4.65%
Portfolio turnover                               196%     147%      185%      357%     375%


----------
@    Calculated using the average month-end shares outstanding for the year.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all shares classes, and increase the ratio of net investment income to average net assets by 0.16%, 0.15%, 0.16% and 0.16% on Class A, Class B, Class C and Class Y, respectively.



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
UBS PACE Municipal Fixed Income Investments


Financial highlights (continued)



                                                                    CLASS A
                                              ----------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------------
                                               2006       2005       2004        2003       2002
                                              -------   --------   --------    --------   --------
NET ASSET VALUE, BEGINNING OF YEAR            $ 12.49   $  12.56   $  12.56    $  12.70   $  12.52
                                              -------   --------   --------    --------   --------
Net investment income                            0.39@      0.40@      0.39        0.45       0.51
Net realized and unrealized gains (losses)
   from investment activities                   (0.22)     (0.07)      0.00~      (0.14)      0.18
                                              -------   --------   --------    --------   --------
Net increase from operations                     0.17       0.33       0.39        0.31       0.69
Dividends from net investment income            (0.39)     (0.40)     (0.39)      (0.45)     (0.51)
                                              -------   --------   --------    --------   --------
NET ASSET VALUE, END OF YEAR                  $ 12.27   $  12.49   $  12.56    $  12.56   $  12.70
                                              =======   ========   ========    ========   ========
TOTAL INVESTMENT RETURN(1)                       1.42%      2.61%      3.09%       2.42%      5.62%
                                              =======   ========   ========    ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $99,169   $115,286   $131,888    $153,966   $167,685
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                    0.99%      0.96%      0.96%       0.93%      0.87%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.04%      1.03%      1.08%       1.06%      1.05%
Net investment income to average net assets      3.19%      3.12%      3.03%       3.49%      4.01%
Portfolio turnover                                 27%        35%        46%         42%        20%



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UBS Global Asset Management                                                  136

                                                                CLASS B
                                              -------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------
                                               2006     2005     2004     2003      2002
                                              ------   ------   ------   ------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $12.49   $12.56   $12.56   $12.70   $ 12.52
                                              ------   ------   ------   ------   -------
Net investment income                           0.29@    0.30@    0.30     0.35      0.41
Net realized and unrealized gains (losses)
   from investment activities                  (0.21)   (0.07)   (0.01)   (0.14)     0.18
                                              ------   ------   ------   ------   -------
Net increase from operations                    0.08     0.23     0.29     0.21      0.59
Dividends from net investment income           (0.30)   (0.30)   (0.29)   (0.35)    (0.41)
                                              ------   ------   ------   ------   -------
NET ASSET VALUE, END OF YEAR                  $12.27   $12.49   $12.56   $12.56   $ 12.70
                                              ======   ======   ======   ======   =======
TOTAL INVESTMENT RETURN(1)                      0.65%    1.82%    2.31%    1.65%     4.81%
                                              ======   ======   ======   ======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  985   $2,665   $4,861   $7,870   $10,949
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                   1.74%    1.71%    1.71%    1.68%     1.62%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.80%    1.79%    1.83%    1.80%     1.80%
Net investment income to average net assets     2.43%    2.37%    2.28%    2.75%     3.26%
Portfolio turnover                                27%      35%      46%      42%       20%

                                                                   CLASS C
                                              ------------------------------------------------
                                                        FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------
                                                2006      2005      2004       2003      2002
                                              -------   -------   -------    -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 12.49   $ 12.56   $ 12.56    $ 12.70   $ 12.52
                                              -------   -------   -------    -------   -------
Net investment income                            0.33@     0.33@     0.32       0.38      0.44
Net realized and unrealized gains (losses)
   from investment activities                   (0.22)    (0.07)     0.00~     (0.14)     0.18
                                              -------   -------   -------    -------   -------
Net increase from operations                     0.11      0.26      0.32       0.24      0.62
Dividends from net investment income            (0.33)    (0.33)    (0.32)     (0.38)    (0.44)
                                              -------   -------   -------    -------   -------
NET ASSET VALUE, END OF YEAR                  $ 12.27   $ 12.49   $ 12.56    $ 12.56   $ 12.70
                                              =======   =======   =======    =======   =======
TOTAL INVESTMENT RETURN(1)                       0.91%     2.07%     2.56%      1.88%     5.07%
                                              =======   =======   =======    =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $17,315   $21,291   $25,191    $28,882   $30,776
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by manager                                    1.50%     1.48%     1.48%      1.45%     1.39%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.55%     1.55%     1.59%      1.56%     1.57%
Net investment income to average net assets      2.68%     2.61%     2.51%      2.96%     3.50%
Portfolio turnover                                 27%       35%       46%        42%       20%

                                                                CLASS Y
                                              -------------------------------------------
                                                       FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------
                                               2006     2005     2004      2003     2002
                                              ------   ------   ------    ------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $12.49   $12.56   $12.56    $12.70   $12.52
                                              ------   ------   ------    ------   ------
Net investment income                           0.43@    0.42@    0.41      0.48     0.54
Net realized and unrealized gains (losses)
   from investment activities                  (0.22)   (0.07)    0.00~    (0.14)    0.18
                                              ------   ------   ------    ------   ------
Net increase from operations                    0.21     0.35     0.41      0.34     0.72
Dividends from net investment income           (0.42)   (0.42)   (0.41)    (0.48)   (0.54)
                                              ------   ------   ------    ------   ------
NET ASSET VALUE, END OF YEAR                  $12.28   $12.49   $12.56    $12.56   $12.70
                                              ======   ======   ======    ======   ======
TOTAL INVESTMENT RETURN(1)                      1.75%    2.83%    3.29%     2.65%    5.87%
                                              ======   ======   ======    ======   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  176   $  186   $  200    $  194   $  316
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                   0.75%    0.74%    0.74%     0.69%    0.63%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   0.84%    0.85%    0.90%     0.85%    0.84%
Net investment income to average net assets     3.44%    3.35%    3.26%     3.73%    4.25%
Portfolio turnover                                27%      35%      46%       42%      20%


----------
@    Calculated using the average month-end shares outstanding for the year.

~    Amount represents less than $0.005 per share.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.



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137                                                UBS Global Asset Management

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UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Global Fixed Income Investments


Financial highlights (continued)



                                                                      CLASS A
                                              ------------------------------------------------------
                                                           FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------------
                                                2006       2005        2004        2003       2002+
                                              --------   --------    --------    --------   --------
NET ASSET VALUE, BEGINNING OF YEAR            $  11.76   $  11.74    $  11.78    $  10.91   $  10.27
                                              --------   --------    --------    --------   --------
Net investment income                             0.25@      0.24@       0.22@       0.27@      0.35@
Net realized and unrealized gains (losses)
   from investment activities                    (0.06)      0.52        0.70        0.92       0.67
                                              --------   --------    --------    --------   --------
Net increase from operations                      0.19       0.76        0.92        1.19       1.02
                                              --------   --------    --------    --------   --------
Dividends from net investment income             (0.57)     (0.72)      (0.96)      (0.32)        --
Distributions from net realized gains from
   investment activities                         (0.18)     (0.02)         --          --         --
Distributions from paid in capital                  --         --          --          --      (0.38)
                                              --------   --------    --------    --------   --------
Total dividends and distributions                (0.75)     (0.74)      (0.96)      (0.32)     (0.38)
                                              --------   --------    --------    --------   --------
NET ASSET VALUE, END OF YEAR                  $  11.20   $  11.76    $  11.74    $  11.78   $  10.91
                                              ========   ========    ========    ========   ========
TOTAL INVESTMENT RETURN(1)                        1.86%      6.33%       7.76%      11.01%     10.20%
                                              ========   ========    ========    ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $124,045   $144,325    $159,669    $176,124   $177,870
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                  1.37%      1.37%#      1.36%       1.33%      1.24%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                     1.40%      1.41%#      1.45%       1.45%      1.42%
Net investment income to average net assets       2.25%      1.98%       1.83%       2.32%      3.40%
Portfolio turnover                                 175%       260%        244%        274%       328%



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138                                                  UBS Global Asset Management

                                                                CLASS B
                                              -------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------
                                               2006     2005      2004     2003     2002+
                                              ------   ------    ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $11.78   $11.76    $11.80   $10.93   $10.28
                                              ------   ------    ------   ------   ------
Net investment income                           0.17@    0.15@     0.13@    0.18@    0.27@
Net realized and unrealized gains (losses)
   from investment activities                  (0.06)    0.52      0.70     0.92     0.68
                                              ------   ------    ------   ------   ------
Net increase from operations                    0.11     0.67      0.83     1.10     0.95
                                              ------   ------    ------   ------   ------
Dividends from net investment income           (0.49)   (0.63)    (0.87)   (0.23)      --
Distributions from net realized gains from
   investment activities                       (0.18)   (0.02)       --       --       --
Distributions from paid in capital                --       --        --       --    (0.30)
                                              ------   ------    ------   ------   ------
Total dividends and distributions              (0.67)   (0.65)    (0.87)   (0.23)   (0.30)
                                              ------   ------    ------   ------   ------
NET ASSET VALUE, END OF YEAR                  $11.22   $11.78    $11.76   $11.80   $10.93
                                              ======   ======    ======   ======   ======
TOTAL INVESTMENT RETURN(1)                      1.08%    5.52%     6.94%   10.16%    9.44%
                                              ======   ======    ======   ======   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  878   $1,450    $1,907   $2,233   $1,863
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                2.12%    2.12%#    2.11%    2.09%    2.01%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.16%    2.17%#    2.21%    2.21%    2.29%
Net investment income to average net assets     1.50%    1.22%     1.08%    1.56%    2.65%
Portfolio turnover                               175%     260%      244%     274%     328%

                                                                 CLASS C
                                              --------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                              --------------------------------------------
                                               2006     2005      2004     2003     2002+
                                              ------   ------    ------   ------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $11.76   $11.74    $11.78   $10.91   $ 10.27
                                              ------   ------    ------   ------   -------
Net investment income                           0.20@    0.18@     0.16@    0.21@     0.30@
Net realized and unrealized gains (losses)
   from investment activities                  (0.06)    0.53      0.70     0.92      0.67
                                              ------   ------    ------   ------   -------
Net increase from operations                    0.14     0.71      0.86     1.13      0.97
                                              ------   ------    ------   ------   -------
Dividends from net investment income           (0.52)   (0.67)    (0.90)   (0.26)       --
Distributions from net realized gains from
   investment activities                       (0.18)   (0.02)       --       --        --
Distributions from paid in capital                --       --        --       --     (0.33)
                                              ------   ------    ------   ------   -------
Total dividends and distributions              (0.70)   (0.69)    (0.90)   (0.26)    (0.33)
                                              ------   ------    ------   ------   -------
NET ASSET VALUE, END OF YEAR                  $11.20   $11.76    $11.74   $11.78   $ 10.91
                                              ======   ======    ======   ======   =======
TOTAL INVESTMENT RETURN(1)                      1.35%    5.82%     7.24%   10.43%     9.63%
                                              ======   ======    ======   ======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $7,499   $8,736    $8,754   $9,633   $13,025
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                1.87%    1.86%#    1.85%    1.83%     1.76%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.89%    1.92%#    1.93%    1.97%     1.90%
Net investment income to average net assets     1.75%    1.50%     1.34%    1.84%     2.89%
Portfolio turnover                               175%     260%      244%     274%      328%

                                                                   CLASS Y
                                              -------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------
                                               2006       2005        2004      2003     2002+
                                              ------     ------      ------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $11.75     $11.73      $11.78   $ 10.91   $ 10.27
                                              ------     ------      ------   -------   -------
Net investment income                           0.29@      0.28@       0.26@     0.30@     0.36@
Net realized and unrealized gains (losses)
   from investment activities                  (0.06)      0.52        0.69      0.92      0.69
                                              ------     ------      ------   -------   -------
Net increase from operations                    0.23       0.80        0.95      1.22      1.05
                                              ------     ------      ------   -------   -------
Dividends from net investment income           (0.61)     (0.76)      (1.00)    (0.35)       --
Distributions from net realized gains from
   investment activities                       (0.18)     (0.02)         --        --        --
Distributions from paid in capital                --         --          --        --     (0.41)
                                              ------     ------      ------   -------   -------
Total dividends and distributions              (0.79)     (0.78)      (1.00)    (0.35)    (0.41)
                                              ------     ------      ------   -------   -------
NET ASSET VALUE, END OF YEAR                  $11.19     $11.75      $11.73   $ 11.78   $ 10.91
                                              ======     ======      ======   =======   =======
TOTAL INVESTMENT RETURN(1)                      2.21%      6.67%       8.01%    11.34%    10.49%
                                              ======     ======      ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $7,077     $9,285      $9,673   $12,429   $10,360
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                1.05%~     1.06%~#     1.05%     1.04%     0.99%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.05%      1.06%#      1.08%     1.09%     1.08%
Net investment income to average net assets     2.57%~     2.30%~      2.14%     2.61%     3.62%
Portfolio turnover                               175%       260%        244%      274%      328%


----------
@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.

+ As required, effective August 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B, from 3.15% to 2.89% for Class C and from 3.88% to 3.62% for Class Y.


~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
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

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--------------------------------------------------------------------------------
UBS PACE High Yield Investments


Financial highlights (continued)



                                                          CLASS A            CLASS Y
                                                     ----------------   ----------------
                                                                         FOR THE PERIOD
                                                      FOR THE PERIOD      APRIL 3, 2006
                                                           ENDED               TO
                                                     JULY 31, 2006(A)   JULY 24, 2006(B)
                                                     ----------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 9.95             $10.00
                                                          ======             ======
Net investment income                                       0.11@              0.17@
                                                            ----               ----
Net realized and unrealized losses from
   investment activities                                   (0.10)             (0.22)
Net increase (decrease) from operations                     0.01              (0.05)
                                                          ------             ------
Dividends from net investment income                       (0.15)             (0.14)
                                                          ------             ------
NET ASSET VALUE, END OF PERIOD                            $ 9.81             $ 9.81
                                                          ======             ======
TOTAL INVESTMENT RETURN(1)                                  0.15%             (0.45)%
                                                          ======             ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)                       $  345                $--
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by manager                 1.35%*             1.10%*
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager                 7.56%*             2.32%*
Net investment income to average net assets                 6.04%*             5.94%*
Portfolio turnover                                            39%                39%


----------


@    Calculated using the average month-end shares outstanding for the period.

*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period May 1, 2006 (commencement of issuance) through July 31,
     2006.

(b)  For the period April 3, 2006 (commencement of issuance) through July 24,
     2006.



--------------------------------------------------------------------------------
140                                                  UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments


Financial highlights (continued)



                                                                               CLASS A
                                                       -------------------------------------------------------
                                                                     FOR THE YEARS ENDED JULY 31,
                                                       -------------------------------------------------------
                                                         2006         2005         2004       2003       2002
                                                       --------     --------     --------   --------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  20.64     $  17.56     $  15.39   $  14.83   $ 17.52
                                                       --------     --------     --------   --------   -------
Net investment income (loss)                               0.22@        0.22@        0.18       0.15      0.12
Net realized and unrealized gains (losses)
   from investment activities                              2.16         3.06         2.13       0.55     (2.71)
                                                       --------     --------     --------   --------   -------
Net increase (decrease) from operations                    2.38         3.28         2.31       0.70     (2.59)
                                                       --------     --------     --------   --------   -------
Dividends from net investment income                      (0.20)       (0.20)       (0.14)     (0.14)    (0.10)
Dividends from net realized gains from
   investment activities                                  (0.47)          --           --         --        --
                                                       --------     --------     --------   --------   -------
Total dividends and distributions                         (0.67)       (0.20)       (0.14)     (0.14)    (0.10)
                                                       --------     --------     --------   --------   -------
NET ASSET VALUE, END OF YEAR                           $  22.35     $  20.64     $  17.56   $  15.39   $ 14.83
                                                       ========     ========     ========   ========   =======
TOTAL INVESTMENT RETURN(1)                                11.77%       18.78%       15.06%      4.82%   (14.85)%
                                                       ========     ========     ========   ========   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $292,632     $306,916     $305,359   $296,936  $325,252
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                           1.14%~       1.15%~       1.21%      1.21%     1.14%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager        1.27%        1.27%        1.31%      1.33%     1.28%
Net investment income (loss) to average net assets         1.03%~       1.16%~       0.98%      1.01%     0.71%
Portfolio turnover                                           95%          74%          73%        72%       79%



--------------------------------------------------------------------------------
142                                                  UBS Global Asset Management

                                                                            CLASS B
                                                       -------------------------------------------------
                                                                  FOR THE YEARS ENDED JULY 31,
                                                       -------------------------------------------------
                                                        2006     2005        2004        2003      2002
                                                       ------   ------     -------     -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $20.62   $17.50     $ 15.34     $ 14.75   $ 17.46
                                                       ------   ------     -------     -------   -------
Net investment income (loss)                             0.03@    0.07@       0.02        0.02     (0.02)
Net realized and unrealized gains (losses)
   from investment activities                            2.16     3.05        2.14        0.57     (2.69)
                                                       ------   ------     -------     -------   -------
Net increase (decrease) from operations                  2.19     3.12        2.16        0.59     (2.71)
                                                       ------   ------     -------     -------   -------
Dividends from net investment income                       --       --          --          --        --
Dividends from net realized gains from
   investment activities                                (0.47)      --          --          --        --
                                                       ------   ------     -------     -------   -------
Total dividends and distributions                       (0.47)      --          --          --        --
                                                       ------   ------     -------     -------   -------
NET ASSET VALUE, END OF YEAR                           $22.34   $20.62     $ 17.50     $ 15.34   $ 14.75
                                                       ======   ======     =======     =======   =======
TOTAL INVESTMENT RETURN(1)                              10.77%   17.83%      14.08%       4.00%   (15.52)%
                                                       ======   ======     =======     =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $5,289   $8,554     $23,273     $58,523   $77,722
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                         2.00%    2.02%~      2.04%~      2.01%     1.92%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager      2.13%    2.13%       2.14%       2.13%     2.06%
Net investment income (loss) to average net assets       0.16%    0.36%~      0.16%~      0.21%    (0.07)%
Portfolio turnover                                         95%      74%         73%         72%       79%

                                                                              CLASS C
                                                       -----------------------------------------------------
                                                                    FOR THE YEARS ENDED JULY 31,
                                                       -----------------------------------------------------
                                                         2006        2005        2004        2003      2002
                                                       -------     -------     -------     -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 20.58     $ 17.50     $ 15.34     $ 14.75   $ 17.46
                                                       -------     -------     -------     -------   -------
Net investment income (loss)                              0.05@       0.07@       0.03        0.03     (0.02)
Net realized and unrealized gains (losses)
   from investment activities                             2.15        3.05        2.14        0.57     (2.69)
                                                       -------     -------     -------     -------   -------
Net increase (decrease) from operations                   2.20        3.12        2.17        0.60     (2.71)
                                                       -------     -------     -------     -------   -------
Dividends from net investment income                     (0.02)      (0.04)      (0.01)      (0.01)       --
Dividends from net realized gains from
   investment activities                                 (0.47)         --          --          --        --
                                                       -------     -------     -------     -------   -------
Total dividends and distributions                        (0.49)      (0.04)      (0.01)      (0.01)       --
                                                       -------     -------     -------     -------   -------
NET ASSET VALUE, END OF YEAR                           $ 22.29     $ 20.58     $ 17.50     $ 15.34   $ 14.75
                                                       =======     =======     =======     =======   =======
TOTAL INVESTMENT RETURN(1)                               10.86%      17.87%      14.14%       4.04%   (15.52)%
                                                       =======     =======     =======     =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $36,374     $40,113     $41,701     $46,437   $52,912
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                          1.93%~      1.94%~      2.00%~      2.00%     1.92%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager       2.06%       2.06%       2.10%       2.12%     2.06%
Net investment income (loss) to average net assets        0.24%~      0.38%~      0.19%~      0.22%    (0.07)%
Portfolio turnover                                          95%         74%         73%         72%       79%

                                                                             CLASS Y
                                                       ---------------------------------------------------
                                                                   FOR THE YEARS ENDED JULY 31,
                                                       ---------------------------------------------------
                                                         2006      2005        2004        2003      2002
                                                       -------   -------     -------     -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 20.70   $ 17.60     $ 15.41     $ 14.85   $ 17.54
                                                       -------   -------     -------     -------   -------
Net investment income (loss)                              0.30@     0.28@       0.24        0.20      0.16
Net realized and unrealized gains (losses)
   from investment activities                             2.17      3.07        2.14        0.55     (2.71)
                                                       -------   -------     -------     -------   -------
Net increase (decrease) from operations                   2.47      3.35        2.38        0.75     (2.55)
                                                       -------   -------     -------     -------   -------
Dividends from net investment income                     (0.25)    (0.25)      (0.19)      (0.19)    (0.14)
Dividends from net realized gains from
   investment activities                                 (0.47)       --          --          --        --
                                                       -------   -------     -------     -------   -------
Total dividends and distributions                        (0.72)    (0.25)      (0.19)      (0.19)    (0.14)
                                                       -------   -------     -------     -------   -------
NET ASSET VALUE, END OF YEAR                           $ 22.45   $ 20.70     $ 17.60     $ 15.41   $ 14.85
                                                       =======   =======     =======     =======   =======
TOTAL INVESTMENT RETURN(1)                               12.20%    19.17%      15.49%       5.19%   (14.63)%
                                                       =======   =======     =======     =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $43,234   $42,046     $37,336     $36,448   $41,046
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                          0.77%     0.83%~      0.85%~      0.87%     0.84%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager       0.90%     0.95%       0.95%       0.97%     0.93%
Net investment income (loss) to average net assets        1.40%     1.48%~      1.33%~      1.35%     0.99%
Portfolio turnover                                          95%       74%         73%         72%       79%


----------
@    Calculated using the average month-end shares outstanding for the year.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  143

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments


Financial highlights (continued)



                                                                              CLASS A
                                                      ---------------------------------------------------------
                                                                    FOR THE YEARS ENDED JULY 31,
                                                      ---------------------------------------------------------
                                                       2006        2005         2004         2003+       2002
                                                      -------    -------      -------      --------    --------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 15.83    $ 13.50      $ 12.78      $  11.49    $  16.86
                                                      -------    -------      -------      --------    --------
Net investment income (loss)                            (0.03)@    (0.02)@      (0.07)@       (0.05)@     (0.08)@
Net realized and unrealized gains (losses)
   from investment activities                           (0.05)      2.35         0.79          1.34       (5.29)
                                                      -------    -------      -------      --------    --------
Net increase (decrease) from operations                 (0.08)      2.33         0.72          1.29       (5.37)
Distributions from net investment income                   --         --           --            --          --
                                                      -------    -------      -------      --------    --------
NET ASSET VALUE, END OF YEAR                          $ 15.75    $ 15.83      $ 13.50      $  12.78    $  11.49
                                                      =======    =======      =======      ========    ========
TOTAL INVESTMENT RETURN(1)                              (0.51)%    17.26%        5.63%        11.23%     (31.85)%
                                                      =======    =======      =======      ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $82,201    $95,264      $98,710      $109,326    $115,625
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements by
   and recoupments to manager                            1.23%      1.28%~       1.30%~        1.25%       1.14%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager      1.28%      1.32%        1.36%         1.40%       1.31%
Net investment income (loss) to average net assets      (0.18)%    (0.11)%~     (0.48)%~      (0.46)%     (0.52)%
Portfolio turnover                                         64%        79%          82%          107%         57%



--------------------------------------------------------------------------------
144                                                  UBS Global Asset Management

                                                                           CLASS B
                                                      -------------------------------------------------
                                                                FOR THE YEARS ENDED JULY 31,
                                                      -------------------------------------------------
                                                       2006       2005      2004      2003+       2002
                                                      ------     ------    ------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                    $15.25     $13.12    $12.53    $ 11.36    $ 16.80
                                                      ------     ------    ------    -------    -------
Net investment income (loss)                           (0.16)@    (0.13)@   (0.18)@    (0.15)@    (0.19)@
Net realized and unrealized gains (losses)
   from investment activities                          (0.04)      2.26      0.77       1.32      (5.25)
                                                      ------     ------    ------    -------    -------
Net increase (decrease) from operations                (0.20)      2.13      0.59       1.17      (5.44)
Distributions from net investment income                  --         --        --         --         --
                                                      ------     ------    ------    -------    -------
NET ASSET VALUE, END OF YEAR                          $15.05     $15.25    $13.12    $ 12.53    $ 11.36
                                                      ======     ======    ======    =======    =======
TOTAL INVESTMENT RETURN(1)                             (1.31)%    16.24%     4.71%     10.30%    (32.38)%
                                                      ======     ======    ======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $1,450     $3,185    $6,038    $10,503    $12,853
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by
   and recoupments to manager                           2.10%      2.16%     2.16%      2.09%      1.94%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager     2.27%      2.27%     2.27%      2.31%      2.20%
Net investment income (loss) to average net assets     (1.09)%    (0.98)%   (1.35)%    (1.29)%    (1.32)%
Portfolio turnover                                        64%        79%       82%       107%        57%

                                                                             CLASS C
                                                      -----------------------------------------------------
                                                                  FOR THE YEARS ENDED JULY 31,
                                                      -----------------------------------------------------
                                                       2006        2005         2004      2003+       2002
                                                      ------      ------      -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                    $15.27      $13.14      $ 12.54    $ 11.36    $ 16.81
                                                      ------      ------      -------    -------    -------
Net investment income (loss)                           (0.16)@     (0.13)@      (0.17)@    (0.14)@    (0.19)@
Net realized and unrealized gains (losses)
   from investment activities                          (0.03)       2.26         0.77       1.32      (5.26)
                                                      ------      ------      -------    -------    -------
Net increase (decrease) from operations                (0.19)       2.13         0.60       1.18      (5.45)
Distributions from net investment income                  --          --           --         --         --
                                                      ------      ------      -------    -------    -------
NET ASSET VALUE, END OF YEAR                          $15.08      $15.27      $ 13.14    $ 12.54    $ 11.36
                                                      ======      ======      =======    =======    =======
TOTAL INVESTMENT RETURN(1)                             (1.24)%     16.21%        4.78%     10.39%    (32.42)%
                                                      ======      ======      =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $7,586      $9,944      $11,152    $12,598    $13,845
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by
   and recoupments to manager                           2.07%~      2.11%~       2.11%      2.05%      1.92%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager     2.12%       2.15%        2.19%      2.24%      2.15%
Net investment income (loss) to average net assets     (1.03)%~    (0.94)%~     (1.29)%    (1.26)%    (1.29)%
Portfolio turnover                                        64%         79%          82%       107%        57%

                                                                            CLASS Y
                                                      ---------------------------------------------------
                                                                  FOR THE YEARS ENDED JULY 31,
                                                      ---------------------------------------------------
                                                        2006        2005      2004      2003+       2002
                                                      -------     -------   -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 16.09     $ 13.67   $ 12.88    $ 11.54    $ 16.88
                                                      -------     -------   -------    -------    -------
Net investment income (loss)                             0.03@       0.04@    (0.01)@    (0.01)@    (0.03)@
Net realized and unrealized gains (losses)
   from investment activities                           (0.04)       2.38      0.80       1.35      (5.31)
                                                      -------     -------   -------    -------    -------
Net increase (decrease) from operations                 (0.01)       2.42      0.79       1.34      (5.34)
Distributions from net investment income                (0.03)         --        --         --         --
                                                      -------     -------   -------    -------    -------
NET ASSET VALUE, END OF YEAR                          $ 16.05     $ 16.09   $ 13.67    $ 12.88    $ 11.54
                                                      =======     =======   =======    =======    =======
TOTAL INVESTMENT RETURN(1)                              (0.10)%     17.70%     6.13%     11.61%    (31.64)%
                                                      =======     =======   =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $22,668     $25,014   $22,647    $23,829    $20,990
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by
   and recoupments to manager                            0.85%~      0.85%     0.89%      0.90%      0.85%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager      0.89%       0.90%     0.93%      0.98%      0.95%
Net investment income (loss) to average net assets       0.20%~      0.30%    (0.07)%    (0.11)%    (0.23)%
Portfolio turnover                                         64%         79%       82%       107%        57%


----------
+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  145

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments


Financial highlights (continued)



                                                                      CLASS A
                                              -------------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------
                                               2006#       2005         2004         2003       2002
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 21.80    $ 19.63      $ 16.49      $ 16.10    $ 17.00
                                              -------    -------      -------      -------    -------
Net investment income (loss)                    (0.03)@    (0.05)@      (0.07)@      (0.04)@    (0.05)
Net realized and unrealized gains (losses)
   from investment activities                   (0.82)      4.27         3.21         1.57      (0.79)
                                              -------    -------      -------      -------    -------
Net increase (decrease) from operations         (0.85)      4.22         3.14         1.53      (0.84)
                                              -------    -------      -------      -------    -------
Dividends from net investment income               --         --           --           --      (0.04)
Distributions from net realized gains from
   investment activities                        (3.88)     (2.05)          --        (1.14)     (0.02)
                                              -------    -------      -------      -------    -------
Total dividends and distributions               (3.88)     (2.05)          --        (1.14)     (0.06)
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, END OF YEAR                  $ 17.07    $ 21.80      $ 19.63      $ 16.49    $ 16.10
                                              =======    =======      =======      =======    =======
TOTAL INVESTMENT RETURN(1)                      (4.10)%    22.35%       19.04%       10.88%     (4.95)%
                                              =======    =======      =======      =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $45,583    $55,299      $50,786      $44,758    $44,464
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                 1.30%      1.33%~       1.36%~       1.36%      1.30%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.30%      1.33%        1.36%        1.40%      1.32%
Net investment income (loss) to average net
   assets                                       (0.16)%    (0.27)%~     (0.38)%~     (0.27)%    (0.19)%
Portfolio turnover                                 81%        55%          36%          32%        44%



--------------------------------------------------------------------------------
146                                                  UBS Global Asset Management

                                                                      CLASS B
                                              ------------------------------------------------------
                                                           FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------------
                                               2006#       2005        2004         2003       2002
                                              ------      ------      ------      -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $21.00      $19.12      $16.19      $ 15.95    $ 16.94
                                              ------      ------      ------      -------    -------
Net investment income (loss)                   (0.18)@     (0.21)@     (0.21)@      (0.16)@    (0.16)
Net realized and unrealized gains (losses)
   from investment activities                  (0.79)       4.14        3.14         1.54      (0.81)
                                              ------      ------      ------      -------    -------
Net increase (decrease) from operations        (0.97)       3.93        2.93         1.38      (0.97)
                                              ------      ------      ------      -------    -------
Dividends from net investment income              --          --          --           --         --
Distributions from net realized gains from
   investment activities                       (3.88)      (2.05)         --        (1.14)     (0.02)
                                              ------      ------      ------      -------    -------
Total dividends and distributions              (3.88)      (2.05)         --        (1.14)     (0.02)
                                              ------      ------      ------      -------    -------
NET ASSET VALUE, END OF YEAR                  $16.15      $21.00      $19.12      $ 16.19    $ 15.95
                                              ======      ======      ======      =======    =======
TOTAL INVESTMENT RETURN(1)                     (4.93)%     21.38%      18.10%       10.00%     (5.72)%
                                              ======      ======      ======      =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $1,859      $4,373      $6,683      $10,877    $12,953
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                2.14%~      2.14%~      2.16%~       2.17%      2.09%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.14%       2.14%       2.16%        2.20%      2.11%
Net investment income (loss) to average net
   assets                                      (0.97)%~    (1.09)%~    (1.19)%~     (1.08)%    (0.98)%
Portfolio turnover                                81%         55%         36%          32%        44%

                                                                      CLASS C
                                              -------------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------
                                               2006#       2005         2004         2003       2002
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 21.03    $ 19.13      $ 16.19      $ 15.95    $ 16.94
                                              -------    -------      -------      -------    -------
Net investment income (loss)                    (0.17)@    (0.20)@      (0.21)@      (0.15)@    (0.17)
Net realized and unrealized gains (losses)
   from investment activities                   (0.79)      4.15         3.15         1.53      (0.80)
                                              -------    -------      -------      -------    -------
Net increase (decrease) from operations         (0.96)      3.95         2.94         1.38      (0.97)
                                              -------    -------      -------      -------    -------
Dividends from net investment income               --         --           --           --         --
Distributions from net realized gains from
   investment activities                        (3.88)     (2.05)          --        (1.14)     (0.02)
                                              -------    -------      -------      -------    -------
Total dividends and distributions               (3.88)     (2.05)          --        (1.14)     (0.02)
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, END OF YEAR                  $ 16.19    $ 21.03      $ 19.13      $ 16.19    $ 15.95
                                              =======    =======      =======      =======    =======
TOTAL INVESTMENT RETURN(1)                      (4.86)%    21.48%       18.16%       10.00%     (5.72)%
                                              =======    =======      =======      =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $11,552    $14,515      $13,548      $12,759    $13,450
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                 2.08%      2.08%~       2.13%~       2.16%      2.09%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    2.08%      2.08%        2.13%        2.19%      2.10%
Net investment income (loss) to average net
   assets                                       (0.93)%    (1.03)%~     (1.15)%~     (1.07)%    (0.98)%
Portfolio turnover                                 81%        55%          36%          32%        44%

                                                                   CLASS Y
                                              -------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------
                                               2006#     2005       2004        2003      2002
                                              ------    ------     ------      ------    ------
NET ASSET VALUE, BEGINNING OF YEAR            $22.07    $19.78     $16.56      $16.13    $17.02
                                              ------    ------     ------      ------    ------
Net investment income (loss)                    0.03@     0.02@     (0.01)@     (0.01)@    0.01
Net realized and unrealized gains (losses)
   from investment activities                  (0.83)     4.32       3.23        1.58     (0.81)
                                              ------    ------     ------      ------    ------
Net increase (decrease) from operations        (0.80)     4.34       3.22        1.57     (0.80)
                                              ------    ------     ------      ------    ------
Dividends from net investment income              --        --         --          --     (0.07)
Distributions from net realized gains from
   investment activities                       (3.88)    (2.05)        --       (1.14)    (0.02)
                                              ------    ------     ------      ------    ------
Total dividends and distributions              (3.88)    (2.05)        --       (1.14)    (0.09)
                                              ------    ------     ------      ------    ------
NET ASSET VALUE, END OF YEAR                  $17.39    $22.07     $19.78      $16.56    $16.13
                                              ======    ======     ======      ======    ======
TOTAL INVESTMENT RETURN(1)                     (3.78)%   22.82%     19.44%      11.12%    (4.73)%
                                              ======    ======     ======      ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $4,311    $4,994     $3,754      $1,813    $1,481
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                0.97%     0.98%~     1.04%~     1.14%     1.06%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   0.97%     0.98%      1.04%       1.16%     1.08%
Net investment income (loss) to average net
   assets                                       0.17%     0.08%~    (0.05)%~    (0.05)%    0.07%
Portfolio turnover                                81%       55%        36%         32%       44%


----------


# A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.


@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  147

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments


Financial highlights (continued)



                                                                      CLASS A
                                              -------------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------
                                               2006+       2005         2004         2003       2002
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 17.52    $ 14.08      $ 13.08      $ 10.84    $ 13.65
                                              -------    -------      -------      -------    -------
Net investment loss                             (0.12)@    (0.14)@      (0.13)@      (0.10)@    (0.11)@
Net realized and unrealized gains (losses)
   from investment activities                   (0.58)      3.64         1.13         2.34      (2.70)
                                              -------    -------      -------      -------    -------
Net increase (decrease) from operations         (0.70)      3.50         1.00         2.24      (2.81)
                                              -------    -------      -------      -------    -------
Distributions from net realized gains from
   investment activities                        (2.37)     (0.06)          --           --         --
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, END OF YEAR                  $ 14.45    $ 17.52      $ 14.08      $ 13.08    $ 10.84
                                              =======    =======      =======      =======    =======
TOTAL INVESTMENT RETURN(1)                      (4.22)%    24.91%        7.65%       20.66%    (20.59)%
                                              =======    =======      =======      =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $48,824    $60,328      $60,239      $63,435    $61,535
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                 1.32%      1.33%~       1.37%~       1.38%      1.30%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.32%      1.33%        1.37%        1.41%      1.34%
Net investment loss to average net assets       (0.78)%    (0.92)%~     (0.88)%~     (0.87)%    (0.88)%
Portfolio turnover                                134%        60%          85%          50%        48%



--------------------------------------------------------------------------------
148                                                  UBS Global Asset Management

                                                                  CLASS B
                                              -----------------------------------------------
                                                        FOR THE YEARS ENDED JULY 31,
                                              -----------------------------------------------
                                               2006+     2005      2004      2003       2002
                                              ------    ------    ------    ------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $16.86    $13.68    $12.82    $10.71    $ 13.60
                                              ------    ------    ------    ------    -------
Net investment loss                            (0.24)@   (0.28)@   (0.24)@   (0.19)@    (0.20)@
Net realized and unrealized gains (losses)
   from investment activities                  (0.57)     3.52      1.10      2.30      (2.69)
                                              ------    ------    ------    ------    -------
Net increase (decrease) from operations        (0.81)     3.24      0.86      2.11      (2.89)
                                              ------    ------    ------    ------    -------
Distributions from net realized gains from
   investment activities                       (2.37)    (0.06)       --        --         --
                                              ------    ------    ------    ------    -------
NET ASSET VALUE, END OF YEAR                  $13.68    $16.86    $13.68    $12.82    $ 10.71
                                              ======    ======    ======    ======    =======
TOTAL INVESTMENT RETURN(1)                     (5.13)%   23.73%     6.71%    19.70%    (21.25)%
                                              ======    ======    ======    ======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  696    $1,915    $2,836    $5,334    $ 6,795
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                2.19%     2.27%     2.23%     2.24%      2.08%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.27%     2.28%     2.24%     2.30%      2.22%
Net investment loss to average net assets      (1.62)%   (1.85)%   (1.74)%   (1.72)%    (1.63)%
Portfolio turnover                               134%       60%       85%       50%        48%

                                                                    CLASS C
                                              ---------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------------
                                               2006+     2005        2004        2003       2002
                                              ------    ------      ------      ------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $16.90    $13.70      $12.83      $10.71    $ 13.60
                                              ------    ------      ------      ------    -------
Net investment loss                            (0.24)@   (0.26)@     (0.24)@     (0.18)@    (0.21)@
Net realized and unrealized gains (losses)
   from investment activities                  (0.55)     3.52        1.11        2.30      (2.68)
                                              ------    ------      ------      ------    -------
Net increase (decrease) from operations        (0.79)     3.26        0.87        2.12      (2.89)
                                              ------    ------      ------      ------    -------
Distributions from net realized gains from
   investment activities                       (2.37)    (0.06)         --          --         --
                                              ------    ------      ------      ------    -------
NET ASSET VALUE, END OF YEAR                  $13.74)   $16.90      $13.70      $12.83    $ 10.71
                                              ======    ======      ======      ======    =======
TOTAL INVESTMENT RETURN(1)                     (4.98)%   23.84%       6.78%      19.79%    (21.25)%
                                              ======    ======      ======      ======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $6,709    $8,337      $8,850      $9,459    $ 9,380
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                2.11%     2.15%~      2.16%~      2.18%      2.08%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.11%     2.15%       2.16%       2.22%      2.14%
Net investment loss to average net assets      (1.56)%   (1.74)%~    (1.68)%~    (1.67)%    (1.65)%
Portfolio turnover                               134%       60%         85%         50%        48%

                                                                  CLASS Y
                                              ---------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------------
                                               2006+     2005      2004        2003         2002
                                              ------    ------    ------      ------      -------
NET ASSET VALUE, BEGINNING OF YEAR            $17.74    $14.21    $13.15      $10.87      $ 13.68
                                              ------    ------    ------      ------      -------
Net investment loss                            (0.07)@   (0.09)@   (0.07)@     (0.08)@      (0.02)@
Net realized and unrealized gains (losses)
   from investment activities                  (0.58)     3.68      1.13        2.36        (2.79)
                                              ------    ------    ------      ------      -------
Net increase (decrease) from operations        (0.65)     3.59      1.06        2.28        (2.81)
                                              ------    ------    ------      ------      -------
Distributions from net realized gains from
   investment activities                       (2.37)    (0.06)       --          --           --
                                              ------    ------    ------      ------      -------
NET ASSET VALUE, END OF YEAR                  $14.72    $17.74    $14.21      $13.15      $ 10.87
                                              ======    ======    ======      ======      =======
TOTAL INVESTMENT RETURN(1)                     (3.86)%   25.32%     8.06%      20.97%      (20.54)%
                                              ======    ======    ======      ======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $4,279    $4,057    $2,980      $1,372      $   284
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                0.95%     0.96%     0.97%~      1.22%~       1.04%~
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   0.95%     0.96%     0.97%       1.16%        1.00%
Net investment loss to average net assets      (0.41)%   (0.55)%   (0.50)%~    (0.69)%~     (0.21)%~
Portfolio turnover                               134%       60%       85%         50%          48%


----------


+ A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Forstmann Leff LLC and Riverbridge Partners, LLC on October 1, 2005.


@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  149

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE International Equity Investments


Financial highlights (continued)



                                                                      CLASS A
                                              -----------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              -----------------------------------------------------
                                                2006      2005 DEG.   2004 DEG.     2003      2002
                                              --------    ---------   ---------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $  15.46     $ 12.96     $ 10.37    $ 10.08   $ 12.58
                                              --------     -------     -------    -------   -------
Net investment income (loss)                      0.30@       0.21@       0.04@      0.09      0.04
Net realized and unrealized gains (losses)
   from investment activities                     3.50        2.35        2.60       0.21     (2.43)
                                              --------     -------     -------    -------   -------
Net increase (decrease) from operations           3.80        2.56        2.64       0.30     (2.39)
                                              --------     -------     -------    -------   -------
Dividends from net investment income             (0.23)      (0.06)      (0.05)     (0.01)    (0.11)
                                              --------     -------     -------    -------   -------
NET ASSET VALUE, END OF YEAR                  $  19.03     $ 15.46     $ 12.96    $ 10.37   $ 10.08
                                              ========     =======     =======    =======   =======
TOTAL INVESTMENT RETURN(1)                       24.77%      19.78%      25.47%      2.95%   (19.09)%
                                              ========     =======     =======    =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $111,153     $97,046     $92,590    $90,630   $94,785
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                  1.47%+      1.55%+      1.59%+     1.58%     1.52%
Expenses to average net assets, before fee
   waivers and/or expense  reimbursements
   by manager                                     1.47%       1.55%       1.59%      1.62%     1.60%
Net investment income (loss) to average net
   assets                                         1.73%+      1.45%+      0.33%+     0.92%     0.20%
Portfolio turnover                                  52%         39%        117%        88%      109%



--------------------------------------------------------------------------------
150                                                  UBS Global Asset Management

                                                                    CLASS B
                                              ---------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------------
                                               2006     2005 DEG.   2004 DEG.    2003       2002
                                              ------    ---------   ---------   ------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $15.07      $12.71      $10.23    $10.05    $ 12.53
                                              ------      ------      ------    ------    -------
Net investment income (loss)                    0.12@       0.05@      (0.09)@   (0.03)     (0.03)
Net realized and unrealized gains (losses)
   from investment activities                   3.43        2.31        2.57      0.21      (2.45)
                                              ------      ------      ------    ------    -------
Net increase (decrease) from operations         3.55        2.36        2.48      0.18      (2.48)
                                              ------      ------      ------    ------    -------
Dividends from net investment income           (0.02)         --          --        --         --
                                              ------      ------      ------    ------    -------
NET ASSET VALUE, END OF YEAR                  $18.60      $15.07      $12.71    $10.23    $ 10.05
                                              ======      ======      ======    ======    =======
TOTAL INVESTMENT RETURN(1)                     23.60%      18.57%      24.24%     1.79%    (19.79)%
                                              ======      ======      ======    ======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  740      $  831      $  976    $1,235    $ 2,023
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                2.45%+      2.55%+      2.63%     2.58%      2.37%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.45%       2.55%       2.64%     2.65%      2.62%
Net investment income (loss) to average net
   assets                                       0.73%+      0.39%+     (0.73)%   (0.18)%    (0.73)%
Portfolio turnover                                52%         39%        117%       88%       109%

                                                                    CLASS C
                                              ----------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------------
                                               2006     2005 DEG.   2004 DEG.     2003       2002
                                              ------    ---------   ---------    ------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $15.16      $12.76      $10.25     $10.04    $ 12.53
                                              ------      ------      ------     ------    -------
Net investment income (loss)                    0.14@       0.09@      (0.06)@     0.00~     (0.05)
Net realized and unrealized gains (losses)
   from investment activities                   3.44        2.31        2.57       0.21      (2.42)
                                              ------      ------      ------     ------    -------
Net increase (decrease) from operations         3.58        2.40        2.51       0.21      (2.47)
                                              ------      ------      ------     ------    -------
Dividends from net investment income           (0.09)         --          --         --      (0.02)
                                              ------      ------      ------     ------    -------
NET ASSET VALUE, END OF YEAR                  $18.65      $15.16      $12.76     $10.25    $ 10.04
                                              ======      ======      ======     ======    =======
TOTAL INVESTMENT RETURN(1)                     23.68%      18.81%      24.49%      2.09%    (19.75)%
                                              ======      ======      ======     ======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $8,168      $8,099      $7,576     $7,598    $ 8,972
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                2.32%+      2.35%+      2.44%+     2.41%      2.30%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.32%       2.35%       2.44%      2.48%      2.42%
Net investment income (loss) to average net
   assets                                       0.84%+      0.64%+     (0.53)%+    0.05%     (0.59)%
Portfolio turnover                                52%         39%        117%        88%       109%

                                                                    CLASS Y
                                              ----------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------------
                                                2006    2005 DEG.   2004 DEG.     2003       2002
                                              -------   ---------   ---------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 15.49    $ 12.98     $ 10.37    $ 10.09    $ 12.59
                                              -------    -------     -------    -------    -------
Net investment income (loss)                     0.38@      0.28@       0.10@      0.13       0.07
Net realized and unrealized gains (losses)
   from investment activities                    3.49       2.36        2.60       0.19      (2.43)
                                              -------    -------     -------    -------    -------
Net increase (decrease) from operations          3.87       2.64        2.70       0.32      (2.36)
                                              -------    -------     -------    -------    -------
Dividends from net investment income            (0.30)     (0.13)      (0.09)     (0.04)     (0.14)
                                              -------    -------     -------    -------    -------
NET ASSET VALUE, END OF YEAR                  $ 19.06    $ 15.49     $ 12.98    $ 10.37    $ 10.09
                                              =======    =======     =======    =======    =======
TOTAL INVESTMENT RETURN(1)                      25.25%     20.35%      26.12%      3.24%    (18.84)%
                                              =======    =======     =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $53,388    $45,107     $39,474    $33,813    $45,674
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                 1.06%      1.11%       1.15%      1.21%+     1.20%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.06%      1.11%       1.15%      1.19%      1.20%
Net investment income (loss) to average net
   assets                                        2.14%      1.93%       0.80%      1.25%+     0.61%
Portfolio turnover                                 52%        39%        117%        88%       109%


----------


DEG. A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.


+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


~    Amount represents less than $0.005 per share.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  151

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE International Emerging Markets Equity Investments


Financial highlights (continued)



                                                                      CLASS A
                                              -------------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------
                                                2006      2005 DEG.      2004      2003 DEG.    2002
                                              -------     ---------    -------     ---------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $ 15.13      $ 10.55     $  8.88       $ 7.74    $ 8.01
                                              -------      -------     -------       ------    ------
Net investment income (loss)                     0.21@        0.15@       0.02@        0.07@    (0.03)
Net realized and unrealized gains (losses)
   from investment activities                    3.10         4.43        1.65         1.07     (0.24)
                                              -------      -------     -------       ------    ------
Net increase (decrease) from operations          3.31         4.58        1.67         1.14     (0.27)
                                              -------      -------     -------       ------    ------
Dividends from net investment income            (0.14)       (0.00)#        --           --        --
                                              -------      -------     -------       ------    ------
NET ASSET VALUE, END OF YEAR                  $ 18.30      $ 15.13     $ 10.55       $ 8.88    $ 7.74
                                              =======      =======     =======       ======    ======
TOTAL INVESTMENT RETURN(1)                      21.97%       43.42%      18.81%       14.73%    (3.37)%
                                              =======      =======     =======       ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $21,651      $16,691     $11,965       $9,810    $5,566
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                 1.97%~       2.09%~      2.13%~       2.18%     1.87%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.97%        2.09%       2.13%        2.36%     2.27%
Net investment income (loss) to average net
    assets                                       1.20%~       1.13%~      0.20%~       0.91%    (0.23)%
Portfolio turnover                                 84%         119%        128%         214%      129%



--------------------------------------------------------------------------------
152                                                  UBS Global Asset Management

                                                                      CLASS B
                                              ------------------------------------------------------
                                                           FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------------
                                               2006      2005 DEG.     2004       2003 DEG.    2002
                                              ------     ---------    ------      ---------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $14.55       $10.25     $ 8.70        $ 7.66    $ 7.98
                                              ------       ------     ------        ------    ------
Net investment income (loss)                    0.05@        0.01@     (0.09)@       (0.04)@   (0.11)
Net realized and unrealized gains (losses)
   from investment activities                   3.00         4.29       1.64          1.08     (0.21)
                                              ------       ------     ------        ------    ------
Net increase (decrease) from operations         3.05         4.30       1.55          1.04     (0.32)
                                              ------       ------     ------        ------    ------
Dividends from net investment income              --           --         --            --        --
                                              ------       ------     ------        ------    ------
NET ASSET VALUE, END OF YEAR                  $17.60       $14.55     $10.25        $ 8.70    $ 7.66
                                              ======       ======     ======        ======    ======
TOTAL INVESTMENT RETURN(1)                     20.96%       41.95%     17.82%        13.58%    (4.01)%
                                              ======       ======     ======        ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  522       $  690     $  857        $2,235    $5,426
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                2.86%~       3.02%~     3.03%~        2.91%     2.66%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.86%        3.02%      3.03%         3.18%     3.05%
Net investment income (loss) to average net
    assets                                      0.29%~       0.11%~    (0.90)%~      (0.51)%   (1.05)%
Portfolio turnover                                84%         119%       128%          214%      129%

                                                                      CLASS C
                                              ------------------------------------------------------
                                                           FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------------
                                               2006      2005 DEG.     2004       2003 DEG.    2002
                                              ------     ---------    ------      ---------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $14.58       $10.25     $ 8.69        $ 7.66    $ 7.98
                                              ------       ------     ------        ------    ------
Net investment income (loss)                    0.07@        0.04@     (0.07)@       (0.01)@   (0.10)
Net realized and unrealized gains (losses)
   from investment activities                   3.00         4.29       1.63          1.04     (0.22)
                                              ------       ------     ------        ------    ------
Net increase (decrease) from operations         3.07         4.33       1.56          1.03     (0.32)
                                              ------       ------     ------        ------    ------
Dividends from net investment income           (0.03)          --         --            --        --
                                              ------       ------     ------        ------    ------
NET ASSET VALUE, END OF YEAR                  $17.62       $14.58     $10.25        $ 8.69    $ 7.66
                                              ======       ======     ======        ======    ======
TOTAL INVESTMENT RETURN(1)                     21.06%       42.24%     17.95%        13.45%    (4.01)%
                                              ======       ======     ======        ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $5,484       $4,625     $3,768        $3,752    $3,497
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                2.78%~       2.86%~     2.91%~        2.96%     2.67%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.78%        2.86%      2.91%         3.15%     3.07%
Net investment income (loss) to average net
    assets                                      0.40%~       0.35%~    (0.64)%~      (0.17)%   (1.05)%
Portfolio turnover                                84%         119%       128%          214%      129%

                                                                    CLASS Y
                                              ---------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------------
                                               2006     2005 DEG.    2004      2003 DEG.    2002
                                              -------   ---------   ------     ---------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $ 15.30    $ 10.66    $ 8.94       $ 7.77    $ 8.02
                                              -------    -------    ------       ------    ------
Net investment income (loss)                     0.30@      0.23@     0.09@        0.16@    (0.01)
Net realized and unrealized gains (losses)
   from investment activities                    3.13       4.45      1.63         1.01     (0.24)
                                              -------    -------    ------       ------    ------
Net increase (decrease) from operations          3.43       4.68      1.72         1.17     (0.25)
                                              -------    -------    ------       ------    ------
Dividends from net investment income            (0.20)     (0.04)       --           --        --
                                              -------    -------    ------       ------    ------
NET ASSET VALUE, END OF YEAR                  $ 18.53    $ 15.30    $10.66       $ 8.94    $ 7.77
                                              =======    =======    ======       ======    ======
TOTAL INVESTMENT RETURN(1)                      22.52%     43.97%    19.24%       15.06%    (3.12)%
                                              =======    =======    ======       ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $20,201    $14,518    $5,017       $1,380    $  462
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                 1.56%      1.67%     1.71%~       1.96%     1.67%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.56%      1.67%     1.71%        2.01%     2.07%
Net investment income (loss) to average net
    assets                                       1.64%      1.72%     0.78%~       2.03%    (0.05)%
Portfolio turnover                                 84%       119%      128%         214%      129%


----------
#    Amount of dividend paid represents less than $0.005 per share.

DEG. Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  153

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Alternative Strategies Investments


Financial highlights (concluded)



                                              CLASS A        CLASS B        CLASS C          CLASS Y
                                              FOR THE        FOR THE        FOR THE      FOR THE PERIOD
                                           PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   APRIL 3, 2006(d)
                                             JULY 31,       JULY 31,       JULY 31,        TO JULY 26,
                                              2006(a)        2006(b)        2006(c)           2006
                                           ------------   ------------   ------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 10.01         $9.84         $ 9.97           $10.00
                                              -------         -----         ------           ------
Net investment income                            0.03@         0.01@          0.02@            0.06@
Net realized and unrealized gains (losses)
   from investment activities                   (0.11)         0.06          (0.08)           (0.20)
                                              -------         -----         ------           ------
Net increase (decrease) from operations         (0.08)         0.07          (0.06)           (0.14)
                                              -------         -----         ------           ------
NET ASSET VALUE, END OF PERIOD                $  9.93         $9.91         $ 9.91           $ 9.86
                                              =======         =====         ======           ======
TOTAL INVESTMENT RETURN(1)                      (0.80)%        0.71%         (0.60)%          (1.40)%
                                              =======         =====         ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $10,393         $   3         $  302           $   --
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager including interest expense
   for securities sold short                     2.14%*        2.83%*         2.84%*           1.76%*
Expenses to average net assets, before fee
   waivers and/or expense  reimbursements
   by manager including interest expense
   for securities sold short                     4.24%*        5.09%*         4.35%*           2.34%*
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager excluding interest expense
   for securities sold short                     1.95%*        2.70%*         2.70%*           1.70%*
Net investment income to average net assets      1.30%*        0.41%*         0.66%*           1.94%*
Portfolio turnover                                 54%           54%            54%              54%


----------


*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(b)  For the period May 19, 2006 (commencement of issuance) through July 31,
     2006.

(c) For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

(d)  For the period April 3, 2006 (commencement of issuance) through July 26,
     2006.



--------------------------------------------------------------------------------
154                                                  UBS Global Asset Management

PRIVACY NOTICE

THIS IS NOT A PART OF THE PROSPECTUS.


THE UBS PACE FUNDS PRIVACY NOTICE


THIS NOTICE DESCRIBES THE PRIVACY POLICY OF THE UBS FAMILY OF FUNDS, THE UBS PACE FUNDS AND ALL CLOSED-END FUNDS MANAGED BY UBS GLOBAL ASSET MANAGEMENT (COLLECTIVELY, THE "FUNDS"). THE FUNDS ARE COMMITTED TO PROTECTING THE PERSONAL INFORMATION THAT THEY COLLECT ABOUT INDIVIDUALS WHO ARE PROSPECTIVE, CURRENT OR FORMER INVESTORS.

THE FUNDS COLLECT PERSONAL INFORMATION IN ORDER TO PROCESS REQUESTS AND TRANSACTIONS AND TO PROVIDE CUSTOMER SERVICE. PERSONAL INFORMATION, WHICH IS OBTAINED FROM APPLICATIONS, MAY INCLUDE NAME(S), ADDRESS, SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER, BANK ACCOUNT INFORMATION, OTHER FUND HOLDINGS AND ANY AFFILIATION THE PERSON HAS WITH UBS FINANCIAL SERVICES INC. OR ITS SUBSIDIARIES ("PERSONAL INFORMATION").

THE FUNDS LIMIT ACCESS TO PERSONAL INFORMATION TO THOSE INDIVIDUALS WHO NEED TO KNOW THAT INFORMATION IN ORDER TO PROCESS TRANSACTIONS AND SERVICE ACCOUNTS. THESE INDIVIDUALS ARE REQUIRED TO MAINTAIN AND PROTECT THE CONFIDENTIALITY OF PERSONAL INFORMATION. THE FUNDS MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS TO PROTECT PERSONAL INFORMATION.

THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH THEIR AFFILIATES, INCLUDING UBS FINANCIAL SERVICES INC. AND UBS AG, FOR MARKETING AND OTHER BUSINESS PURPOSES, SUCH AS TO FACILITATE THE SERVICING OF ACCOUNTS.

THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH A NON-AFFILIATED THIRD PARTY IF THE ENTITY IS UNDER CONTRACT TO PERFORM TRANSACTION PROCESSING OR TO SERVICE AND MAINTAIN SHAREHOLDER ACCOUNTS ON BEHALF OF THE FUNDS AND OTHERWISE AS PERMITTED BY LAW. ANY SUCH CONTRACT WILL INCLUDE PROVISIONS DESIGNED TO ENSURE THAT THE THIRD PARTY WILL UPHOLD AND MAINTAIN PRIVACY STANDARDS WHEN HANDLING PERSONAL INFORMATION. THE FUNDS MAY ALSO DISCLOSE PERSONAL INFORMATION TO REGULATORY AUTHORITIES AS REQUIRED BY APPLICABLE LAW.

EXCEPT AS DESCRIBED IN THIS PRIVACY NOTICE, THE FUNDS WILL NOT USE PERSONAL INFORMATION FOR ANY OTHER PURPOSE UNLESS THE FUNDS DESCRIBE HOW SUCH PERSONAL INFORMATION WILL BE USED AND CLIENTS ARE GIVEN AN OPPORTUNITY TO DECLINE APPROVAL OF SUCH USE OF PERSONAL INFORMATION RELATING TO THEM.

THE FUNDS ENDEAVOR TO KEEP THEIR CUSTOMER FILES COMPLETE AND ACCURATE. THE FUNDS SHOULD BE NOTIFIED IF ANY PERSONAL INFORMATION NEEDS TO BE CORRECTED OR UPDATED. PLEASE CALL 1-800-647-1568 WITH ANY QUESTIONS OR CONCERNS REGARDING YOUR PERSONAL INFORMATION OR THIS PRIVACY NOTICE.

                                 PRIVACY NOTICE

                      THIS IS NOT A PART OF THE PROSPECTUS.

UBS PACE(SM) Select Advisors Trust

Prospectus

November 30, 2006


TICKER SYMBOLS

UBS PACE Government Securities Fixed Income Investments Class:
   A: PFXAX   B: PFXBX   C: PFXCX   Y: PFXYX
UBS PACE Intermediate Fixed Income Investments Class:
   A: PIFAX   B: PIFBX   C: PIICX   Y: PIFYX
UBS PACE Strategic Fixed Income Investments Class:
   A: PBNAX   B: PBNBX   C: PBNCX   Y: PSFYX
UBS PACE Municipal Fixed Income Investments Class:
   A: PMUAX   B: PFIBX   C: PMUCX   Y: PMUYX
UBS PACE Global Fixed Income Investments Class:
   A: PWFAX   B: PWFBX   C: PWFCX   Y: PWFYX
UBS PACE High Yield Investments Class:
   A: PHIAX   B: PHIBX   C: PHYCX   Y: PHDYX
UBS PACE Large Co Value Equity Investments Class:
   A: PCPAX   B: PCPBX   C: PLVCX   Y: PLVYX
UBS PACE Large Co Growth Equity Investments Class:
   A: PLAAX   B: PLABX   C: PLACX   Y: PLAYX
UBS PACE Small/Medium Co Value Equity Investments Class:
   A: PEVAX   B: PEVBX   C: PEVCX   Y: PVEYX
UBS PACE Small/Medium Co Growth Equity Investments Class:
   A: PQUAX   B: PUMBX   C: PUMCX   Y: PUMYX
UBS PACE International Equity Investments Class:
   A: PWGAX   B: PWGBX   C: PWGCX   Y: PWIYX
UBS PACE International Emerging Markets Equity Investments Class:
   A: PWEAX   B: PWEBX   C: PWECX   Y: PWEYX
UBS PACE Real Estate Securities Investments
   A: PREAX              C: PREEX   Y: PREYX
UBS PACE Alternative Strategies Investments Class:
   A: PASIX   B: PASNX   C: PASOX   Y: PASYX

If you want more information about the Funds, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS:


Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year. Each fund makes its annual and semiannual reports available free on its Web site at http://www.ubs.com.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. You may also request other information about the funds and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.


You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. You can get copies of reports and other information about the funds:


- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

[UBS Global Asset Management LOGO]

UBS PACE Select Advisors Trust
Investment Company Act File No. 811-8764

(C) 2006 UBS Global Asset Management (Americas) Inc.
All rights reserved.

[UBS Global Asset Management LOGO]

UBS PACE(SM) Select Advisors Trust
UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE High Yield Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Real Estate Securities Investments
UBS PACE Alternative Strategies Investments
Prospectus


November 30, 2006


This prospectus offers Class P shares of the fifteen funds in the Trust to participants in the PACE(SM) Select Advisors Program. The PACE Select Advisors Program and these funds are designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

----------------------------------------------------
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
----------------------------------------------------

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------

Contents


THE FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS
UBS PACE Money Market Investments
   Investment objective, strategies and risks                         Page 4
   Performance                                                        Page 5
   Expenses and fee tables                                            Page 6
UBS PACE Government Securities Fixed Income Investments
   Investment objective, strategies and risks                         Page 8
   Performance                                                        Page 10
   Expenses and fee tables                                            Page 11
UBS PACE Intermediate Fixed Income Investments
   Investment objective, strategies and risks                         Page 13
   Performance                                                        Page 16
   Expenses and fee tables                                            Page 18
UBS PACE Strategic Fixed Income Investments
   Investment objective, strategies and risks                         Page 20
   Performance                                                        Page 23
   Expenses and fee tables                                            Page 24
UBS PACE Municipal Fixed Income Investments
   Investment objective, strategies and risks                         Page 26
   Performance                                                        Page 29
   Expenses and fee tables                                            Page 31
UBS PACE Global Fixed Income Investments
   Investment objective, strategies and risks                         Page 33
   Performance                                                        Page 36
   Expenses and fee tables                                            Page 38
UBS PACE High Yield Investments
   Investment objective, strategies and risks                         Page 40
   Performance                                                        Page 43
   Expenses and fee tables                                            Page 44
UBS PACE Large Co Value Equity Investments
   Investment objectives, strategies and risks                        Page 46
   Performance                                                        Page 48
   Expenses and fee tables                                            Page 50
UBS PACE Large Co Growth Equity Investments
   Investment objective, strategies and risks                         Page 52
   Performance                                                        Page 55
   Expenses and fee tables                                            Page 57
UBS PACE Small/Medium Co Value Equity Investments
   Investment objective, strategies and risks                         Page 59
   Performance                                                        Page 62
   Expenses and fee tables                                            Page 64
UBS PACE Small/Medium Co Growth Equity Investments
   Investment objective, strategies and risks                         Page 66
   Performance                                                        Page 68
   Expenses and fee tables                                            Page 70



--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------


UBS PACE International Equity Investments
   Investment objective, strategies and risks                         Page 72
   Performance                                                        Page 75
   Expenses and fee tables                                            Page 77
UBS PACE International Emerging Markets Equity Investments
   Investment objective, strategies and risks                         Page 79
   Performance                                                        Page 82
   Expenses and fee tables                                            Page 84
UBS PACE Real Estate Securities Investments
   Investment objective, strategies and risks                         Page 86
   Performance                                                        Page 88
   Expenses and fee tables                                            Page 89
UBS PACE Alternative Strategies Investments
   Investment objective, strategies and risks                         Page 91
   Performance                                                        Page 95
   Expenses and fee tables                                            Page 96
   More about risks and investment strategies                         Page 98

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT
Managing your fund account                                            Page 104
--Buying shares                                                       Page 103
--The PACE(SM) Select Advisors Program                                Page 103
--Selling shares                                                      Page 104
--Additional information about your account                           Page 105
--Pricing and valuation                                               Page 107

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS
Management                                                            Page 109
Dividends and taxes                                                   Page 125
Disclosure of portfolio holdings                                      Page 126
Financial highlights                                                  Page 127
Appendix A                                                            Page A-1
Where to learn more about the funds                                   Back cover


                                Please find the
                 UBS PACE SELECT ADVISORS TRUST PRIVACY NOTICE
                      inside the back of this Prospectus.

------------------------------------------------------------
THE FUNDS ARE NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
------------------------------------------------------------


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Money Market Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Money Market Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the annual PACE Select Advisors Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                5.05%
1997                5.27%
1998                5.21%
1999                4.85%
2000                6.08%
2001                3.93%
2002                1.48%
2003                0.62%
2004                0.81%
2005                2.69%


Total return January 1--September 30, 2006: 3.30%


Best quarter during calendar years shown: 4th quarter, 2000: 1.57%


Worst quarters during calendar years shown: 3rd and 4th quarters, 2003, and 1st quarter, 2004: 0.12%


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)


CLASS (INCEPTION DATE)                            ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------   --------   ----------   ---------
Class P (8/24/95)                                   1.16%       0.38%       2.04%
3-Month Treasury Bill Index
   (reflects no deduction for fees or expenses)     3.00%       2.21%       3.72%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Money Market Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):

Maximum front-end sales charge (load) imposed on purchases (as a % of
   offering price)                                                       None
Maximum deferred sales charge (load) (as a % of offering price)          None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the
   previous quarter)                                                     1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                          0.15%
Distribution and/or service (12b-1) fees                                 None
Other expenses*                                                          0.84%
                                                                         -----
Total annual fund operating expenses                                     0.99%
                                                                         =====
Management fee waiver/expense reimbursements**                           0.39%
                                                                         -----
Net expenses**                                                           0.60%
                                                                         =====


----------


*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.


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UBS PACE Money Market Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $213      $738     $1,291    $2,797


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

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UBS PACE Government Securities Fixed Income Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to between one and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.


Under normal circumstances, the fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund invests in other US government securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also invests, to a lesser extent, in investment grade bonds of other issuers, including those backed by mortgages or other assets. These bonds of other issuers generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements.

The fund may engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks, as discussed under "Principal risks."

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:


- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

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-    PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- PORTFOLIO TURNOVER RISK--The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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UBS Global Asset Management                                                    9

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UBS PACE Government Securities Fixed Income Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                4.26%
1997                9.04%
1998                6.42%
1999                1.01%
2000               11.49%
2001                9.69%
2002                7.02%
2003                2.96%
2004                4.44%
2005                2.12%


Total return January 1--September 30, 2006: 3.55%


Best quarter during calendar years shown: 3rd quarter, 2001: 4.45% Worst quarter during calendar years shown: 1st quarter, 1996: (1.33)%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                             ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------   --------   ----------   ---------
Class P (8/24/95) Return before taxes                 0.60%      3.64%       4.22%
   Return before taxes                                0.60%      3.64%       4.22%
   Return after taxes on distributions               (1.14)%     1.99%       2.13%
   Return after taxes on distributions and sale
      fund shares of                                  0.40%      2.11%       2.29%
Lehman Brothers Mortgage-Backed Securities Index
   (reflects no deduction for fees, expenses, or
   taxes)                                             2.61%      5.44%       6.18%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                      None
Maximum deferred sales charge (load) (as a % of offering price)    None
Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                    1.50%
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)+                                       1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees@                                                   0.47%
Distribution and/or service (12b-1) fees                           None
Other expenses*                                                    0.46%
                                                                   -----
Total annual fund operating expenses                               0.93%
                                                                   =====
Management fee waiver/expense reimbursements**                     0.06%
                                                                   -----
Net expenses**                                                     0.87%
                                                                   =====


----------

@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.50%.


*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 0.87%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.


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UBS Global Asset Management                                                   11

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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $240      $752     $1,290    $2,762


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


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UBS PACE Intermediate Fixed Income Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Current income, consistent with reasonable stability of principal.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.


The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of approximately three to ten years. It normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected BlackRock Financial Management, Inc. ("BlackRock") to serve as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.



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UBS Global Asset Management                                                   13

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PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of


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     the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation;
     (3) supported by pools of assets (e.g., mortgage-backed securities);
     or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

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UBS PACE Intermediate Fixed Income Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 29, 2002, which is the date on which BlackRock assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   -------------
1996               3.14%
1997               7.45%
1998               7.36%
1999              (0.11)%
2000               9.02%
2001               7.48%
2002              (0.02)%
2003               4.02%
2004               2.75%
2005               1.33%


Total return January 1--September 30, 2006:3.01%


Best quarter during calendar years shown: 3rd quarter, 1998: 4.17% Worst quarter during calendar years shown: 2nd quarter, 2004: (2.31)%


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UBS PACE Intermediate Fixed Income Investments

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                            (0.18)%      1.54%       2.64%
   Return after taxes on distributions                            (1.33)%     (0.01)%      0.73%
   Return after taxes on distributions and sale of fund shares    (0.12)%      0.39%       1.07%
Lehman Brothers Intermediate Government/Credit Index
   (reflects no deduction for fees, expenses, or taxes)            1.58%       5.50%       5.80%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases (as a % of
   offering price)                                                       None
Maximum deferred sales charge (load) (as a % of offering price)          None

Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the
   previous quarter)                                                     1.50%

Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)+                                                       1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees@                                                         0.38%
Distribution and/or service (12b-1) fees                                 None
Other expenses*                                                          0.41%
                                                                         -----
Total annual fund operating expenses                                     0.79%
                                                                         =====


----------

@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.40%.

*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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UBS PACE Intermediate Fixed Income Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the current level shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $232      $715     $1,225    $2,626



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Investment objective, strategies and risks

FUND OBJECTIVE

Total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.


The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.



--------------------------------------------------------------------------------
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PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

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--------------------------------------------------------------------------------
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-    GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

- PORTFOLIO TURNOVER RISK--The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                 3.22%
1997                10.20%
1998                 8.22%
1999                (2.74)%
2000                11.59%
2001                 8.38%
2002                10.11%
2003                 5.75%
2004                 4.93%
2005                 2.43%


Total return January 1--September 30, 2006: 2.80%


Best quarter during calendar years shown: 3rd quarter, 2001: 6.76% Worst quarter during calendar years shown: 2nd quarter, 2004: (3.26)%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                            ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                               0.90%      4.70%       4.54%
   Return after taxes on distributions              (0.70)%     2.98%       2.42%
   Return after taxes on distributions and sale
      of fund shares                                 0.59%      3.01%       2.56%
Lehman Brothers Government/Credit Index
   (reflects no deduction for fees, expenses,
   or taxes)                                         2.37%      6.11%       6.17%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                      None
Maximum deferred sales charge (load) (as a % of offering
   price)                                                          None

Maximum annual account fee for PACE Select Advisors
   Program  (as a % of average value of shares held on the
   last calendar day of the previous quarter)                      1.50%

Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)+                                    1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees@                                                   0.47%
Distribution and/or service (12b-1) fees                           None
Other expenses*                                                    0.48%
                                                                   -----
Total annual fund operating expenses                               0.95%
                                                                   =====
Management fee waiver/expense reimbursements**                     0.02%
                                                                   -----
Net expenses**                                                     0.93%
                                                                   =====


----------

@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.50%.

*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 0.93%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $246      $762     $1,304    $2,785


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


--------------------------------------------------------------------------------
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UBS PACE Municipal Fixed Income Investments

Investment objective, strategies and risks

FUND OBJECTIVE

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.


The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage its portfolio duration.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Standish Mellon Asset Management Company LLC ("Standish Mellon") to serve as the fund's investment advisor. In deciding which securities to buy for the fund, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish Mellon also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish Mellon may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.


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--------------------------------------------------------------------------------
UBS PACE Municipal Fixed Income Investments

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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     securities); or (4) supported by the United States in some other way.
     Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Municipal Fixed Income Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to June 1, 2000, which is the date on which Standish Mellon (or its predecessor in interest) assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   -------------
1996               4.86%
1997               7.01%
1998               5.39%
1999              (2.15)%
2000               8.27%
2001               4.88%
2002               7.78%
2003               3.42%
2004               2.33%
2005               0.99%


Total return January 1--September 30, 2006: 2.70%


Best quarter during calendar years shown: 2nd quarter, 2002: 3.42% Worst quarter during calendar years shown: 2nd quarter, 2004: (1.93)%


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UBS PACE Municipal Fixed Income Investments

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                    ONE YEAR   FIVE YEARS   TEN YEARS
-------------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                     (0.52)%      2.31%       2.68%
   Return after taxes on distributions                     (0.52)%      2.31%       2.67%
   Return after taxes on distributions and sale of
      fund shares                                           0.84%       2.53%       2.88%
Lehman Brothers Municipal Five-Year Index
   (reflects no deduction for fees, expenses, or taxes)     0.95%       4.62%       4.78%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases (as a
   % of offering price)                                            None
Maximum deferred sales charge (load) (as a % of offering price)    None

Maximum annual account fee for PACE Select Advisors Program (as
   a % of average value of shares held on the last calendar day
   of the previous quarter)                                        1.50%

Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)+                                       1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                    0.40%
Distribution and/or service (12b-1) fees                           None
Other expenses*                                                    0.44%
                                                                   -----
Total annual fund operating expenses                               0.84%
                                                                   =====
Management fee waiver/expense reimbursements**                     0.08%
                                                                   -----
Net expenses**                                                     0.76%
                                                                   =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 0.76%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $229      $723     $1,243    $2,670


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


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Investment objective, strategies and risks

FUND OBJECTIVE

High total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. (Prior to December 1, 2005, the fund had been following a strategy of investing in both US and non-US fixed income investments. Effective December 1, 2005, the fund modified its strategy to focus more on non-US fixed income investment opportunities. The fund continues to invest in US securities on an opportunistic basis; however, the portfolio is not expected to continue to have as significant a US component as it had prior to the change as part of its normal investment strategy.) The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine


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country, currency and duration positions for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.

For its segment of the fund's assets, FFTW seeks to outperform a benchmark, the Lehman Brothers Global Aggregate ex US Index (Unhedged) (before fees and expenses), through an active bond selection process that relies on
(1) constructing diversified portfolios, (2) identifying the most attractive sectors and the most attractive individual securities within those sectors and (3) monitoring portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (the Americas, Eurozone and Asia), plus emerging markets, and analyzes trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for its segment of the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can

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     also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which FFTW assumed day-to-day management of a portion of the fund's assets. Prior to that date, Rogge Global Partners was responsible for managing all the fund's assets.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   -------------
1996                 4.58%
1997                 1.00%
1998                18.60%
1999                (8.52)%
2000                (1.26)%
2001                (1.22)%
2002                17.42%
2003                14.31%
2004                10.03%
2005                (5.98)%


Total return January 1--September 30, 2006: 3.28%


Best quarter during calendar years shown: 2nd quarter, 2002: 10.50% Worst quarter during calendar years shown: 1st quarter, 1999: (4.83)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)



CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                            (7.39)%      4.94%       2.94%
   Return after taxes on distributions                            (9.43)%      3.20%       1.10%
   Return after taxes on distributions and sale of fund shares    (4.63)%      3.31%       1.43%
Lehman Brothers Global Aggregate ex US Index (in USD)
   (reflects no deduction for fees, expenses, or taxes)*          (8.65)%      7.65%       4.39%
Lehman Brothers Global Aggregate Index (in USD)
   (reflects no deduction for fees, expenses, or taxes)           (4.49)%      6.80%       5.35%
Citigroup World Government Bond Index (in USD)
   (reflects no deduction for fees, expenses, or taxes)           (6.88)%      6.92%       4.99%


----------


* Effective December 1, 2005, the fund's benchmark index was changed to the Lehman Brothers Global Aggregate ex US Index, to reflect the fund's decreased exposure to US fixed income securities.



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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                      None
Maximum deferred sales charge (load)
   (as a % of offering price)                                      None

Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on
   the last calendar day of the previous quarter)                  1.50%

Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)+                            1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                    0.60%
Distribution and/or service (12b-1) fees                           None
Other expenses*                                                    0.67%
                                                                   -----
Total annual fund operating expenses                               1.27%
                                                                   =====
Management fee waiver/expense reimbursements**                     0.14%
                                                                   -----
Net expenses**                                                     1.13%
                                                                   =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 1.13%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $266      $846     $1,452    $3,089


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.



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Investment objective, strategies and risks

FUND OBJECTIVE

Total return.

PRINCIPAL INVESTMENT STRATEGIES


The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds").

These investments will include fixed income securities that are (i) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S & P"); (ii) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (iii) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund also invests in derivatives. The fund may invest in a number of different countries throughout the world, including the United States.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected MacKay Shields LLC ("MacKay Shields") to serve as the fund's investment advisor. MacKay Shields' Global High Yield Active Core strategy attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

MacKay Shields anticipates that under normal circumstances the fund's average duration will approximate the duration of the Merrill Lynch Global High Yield Index, the internal benchmark used to gauge the fund's relative performance, which has a duration of between 4 and 5 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.


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-    DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- HIGH YIELD SECURITIES RISK--Lower-rated securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

- ILLIQUIDITY RISK--The fund may invest to a greater degree in securities that trade in lower volumes and securities that may be less liquid than other securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.


- VALUATION RISK--During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective


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     pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.


More information about the risks of an investment in the fund is provided below in "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

There is no performance information quoted for the fund as the fund had not yet operated for a full calendar year as of the date of this prospectus.


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases (as a % of
   offering price)                                                       None
Maximum deferred sales charge (load) (as a % of offering price)          None

Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the
   previous quarter)                                                     1.50%

Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)@                                                       1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees*                                                         0.60%
Distribution and/or service (12b-1) fees                                 None
Other expenses**+                                                        1.30%
                                                                         -----
Total annual fund operating expenses**                                   1.90%
                                                                         =====
Management fee waiver/expense reimbursements++                           0.80%
                                                                         -----
Net expenses**++                                                         1.10%
                                                                         =====


----------

* The management fees provided are estimates for the fund's first fiscal year based on fund assets as of October 2006.

** Expense estimates for the fund's first fiscal year are based on fund assets as of October 2006.


+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 1.10%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS
------   -------
 $263      $971


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The cost under the 3 year estimate assumes that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amount shown above under the 3 year estimate.



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Investment objectives, strategies and risks

FUND OBJECTIVES

Capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.


The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), has selected Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative value of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

In managing its segment of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.


In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA FM constructs its segment by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting segment has characteristics similar to the Russell 1000 Value Index. SSgA FM generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

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The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- CREDIT RISK--The risk that the issuer of bonds will default or otherwise be unable to honor a financial obligation. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.


- INDEX STRATEGY RISK--SSgA FM's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 1, 2000, when another investment advisor was responsible for managing all the fund's assets. ICAP and Westwood each assumed day-to-day management of a portion of the fund's assets on July 1, 2000 and SSgA FM assumed day-to-day management of another portion of the fund's assets on October 10, 2000.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996               25.11%
1997               24.75%
1998               18.36%
1999               (4.14)%
2000                2.48%
2001               (3.89)%
2002              (16.84)%
2003               26.98%
2004               13.13%
2005               10.66%


Total return January 1--September 30, 2006: 11.14%


Best quarter during calendar years shown: 4th quarter, 1998: 16.26% Worst quarter during calendar years shown: 3rd quarter, 2002: (16.98)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                             ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                               9.01%       3.34%       7.09%
   Return after taxes on distributions               8.47%       3.00%       6.01%
   Return after taxes on distributions and sale
      of fund shares                                 6.60%       2.74%       5.69%
Russell 1000 Value Index
   (reflects no deduction for fees, expenses,
      or taxes)                                      7.07%       5.28%      10.94%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering price)            None

Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                            1.50%

Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)+                                                         1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.60%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.39%
                                                                           -----
Total annual fund operating expenses                                       0.99%
                                                                           =====
Management fee waiver/expense reimbursements**                             0.13%
                                                                           -----
Net expenses**                                                             0.86%
                                                                           =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA FM. The fund and UBS Global AM have also entered into an additional fee waiver agreement pursuant to which UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets to the following rate: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its annual fee waiver agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $239      $751     $1,289    $2,761


----------

* The costs under the 1 year estimate reflect the fee waiver agreement between UBS Global AM and the fund which (together with the permanent fee waiver agreement) limits the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. This agreement is in effect through December 1, 2007. The costs under the 3, 5 and 10 year estimates reflect only the permanent fee waiver agreement between the fund and UBS Global AM and do not reflect the fee waiver agreement in effect through December 1, 2007. As long as an annual fee waiver agreement (in addition to the permanent fee waiver agreement) is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


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Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA FM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, GEAM invests primarily in a limited number of equity securities issued by large capitalization companies that the portfolio manager believes have above average growth histories and/or growth potential. Stock selection is key to the performance of the segment of the fund allocated to GEAM. The portfolio manager seeks to identify stocks of companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high quality management focused on generating shareholder value. The portfolio manager also selects equity securities from a number of industries based on the merits of individual companies. GEAM seeks to avoid overvalued stocks prone to earnings disappointment and generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

In selecting investments for the Fund, Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the portfolio manager also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the portfolio manager identifies sectors, industries and companies that may benefit from the overall trends the portfolio manager has observed.

The portfolio manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the portfolio manager may focus on any of a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting

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standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection. Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.


In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA FM constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index. SSgA FM generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- INTEREST RATE RISK--The value of the fund's bond investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- INDEX STRATEGY RISK--SSgA FM's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.


- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


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     Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- FOREIGN INVESTING AND EMERGING MARKETS RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries.

- INITIAL PUBLIC OFFERINGS RISK--The fund may purchase shares issued as part of, or a short period after, a company's initial public offering (IPO), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes the fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to September 16, 2002, when another investment advisor was responsible for managing a portion of the fund's assets. SSgA FM (or its predecessor in interest) assumed day-to-day management of a portion of the fund's assets on October 10, 2000, and GEAM and Marsico each assumed responsibility for managing a separate portion of the fund's assets on September 16, 2002.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996               21.24%
1997               24.79%
1998               40.05%
1999               25.24%
2000              (20.07)%
2001              (21.49)%
2002              (30.71)%
2003               29.66%
2004                8.84%
2005                5.41%


Total return January 1--September 30, 2006: 2.82%


Best quarter during calendar years shown: 4th quarter, 1998: 31.79% Worst quarter during calendar years shown: 1st quarter, 2001: (23.12)%


--------------------------------------------------------------------------------
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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                             3.84%      (5.57)%      3.98%
   Return after taxes on distributions                             3.82%      (5.57)%      3.32%
   Return after taxes on distributions and sale of fund shares     2.52%      (4.65)%      3.35%
Russell 1000 Growth Index
   (reflects no deduction for fees, expenses, or taxes)            5.27%      (3.58)%      6.73%


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UBS PACE Large Co Growth Equity Investments


Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load)
   (as a % of offering price)                                              None
Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on
   the last calendar day of the previous quarter)                          1.50%
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)+                                    1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.59%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.41%
                                                                           -----
Total annual fund operating expenses                                       1.00%
                                                                           =====
Management fee waiver/expense reimbursements**                             0.05%
                                                                           -----
Net expenses**                                                             0.95%
                                                                           =====


----------


* Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

** The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA FM.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $248      $774     $1,326    $2,832


----------

* The costs under the 1 year estimate reflect a fee waiver agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates, however, do not reflect a fee waiver agreement. As long as a fee waiver agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.



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UBS PACE Small/Medium Co Value Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.


The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets may also change over time.

Ariel concentrates on long-term investing. Ariel believes that this patient approach allows it to take advantage of buying opportunities that frequently arise from what it views as Wall Street's excessive focus on the short-term. Ariel seeks to invest in quality companies in industries where Ariel believes it has expertise. Ariel buys stocks when it determines that these businesses appear to be selling at excellent values. Ariel believes that quality companies share several attributes that should result in capital appreciation over time: high barriers to entry; sustainable competitive advantages; predictable fundamentals that allow for significant earnings growth; quality management teams; and solid financials. Ariel generally sells stocks that cease to meet these criteria or that it believes are at risk for fundamental deterioration.


In managing its segment of the fund's assets, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to three years), and constructs a portfolio consisting of highest-conviction ideas.

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment. The approach utilizes a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

In managing its segment of the fund's assets, Opus uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive


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earnings momentum. Opus is a small cap value manager. The underlying investment philosophy was built upon beliefs derived from the combination of academic studies and experience in observing and evaluating investment managers. Opus believes that, contrary to making forecasts of economic growth, interest rates, inflation rates or unemployment rates, there are many investment strategies that have worked well over the years and are simple and straightforward to utilize. Several of these methodologies, such as price-to-book and price-to-earnings, are believed by Opus to have shown consistent outperformance since the 1930s.


Initial investments in Opus portfolios consistently exhibit most, if not all, of the following investment characteristics: low price-to-earnings ratio; low price-to-book value ratio; low price-to-cash flow ratio; high dividend yield; low debt-to-total-capital; low price/earnings ratio relative to the sum of long-term earnings growth plus dividend yield; positive earnings surprise; positive earnings revision and relatively smaller market capitalization. Opus believes that there is a strong correlation between each of the above characteristics and above average rates of return over long periods of time.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.



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-    MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 1, 2005, when another investment advisor was responsible for managing a portion of the fund's assets. Effective October 1, 2005, MetWest Capital and Opus each assumed day-to-day management of a portion of the fund's assets.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996               22.35%
1997               37.26%
1998               (9.34)%
1999               (2.79)%
2000               11.76%
2001               21.17%
2002              (15.82)%
2003               38.65%
2004               17.93%
2005                3.10%


Total return January 1--September 30, 2006: 3.31%


Best quarter during calendar years shown: 2nd quarter, 1999: 21.25% Worst quarter during calendar years shown: 3rd quarter, 2002: (22.48)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
-------------------------------------------------------          --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                             1.57%       9.79%        9.37%
   Return after taxes on distributions                            (1.30)%      8.49%        7.79%
   Return after taxes on distributions and sale of fund shares     4.61%       8.31%        7.58%

Russell 2500 Value Index
   (reflects no deduction for fees, expenses, or taxes)            7.74%      13.43%       13.89%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy and sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering
   price)                                                                  None

Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on the last
   calendar day of the previous quarter)                                   1.50%

Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)+                                               1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.60%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.58%
                                                                           -----
Total annual fund operating expenses                                       1.18%
                                                                           =====
Management fee waiver/expense reimbursements**                             0.02%
                                                                           -----
Net expenses**                                                             1.16%
                                                                           =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 1.16%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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UBS PACE Small/Medium Co Value Equity Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $269      $830     $1,418    $3,011


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


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UBS PACE Small/Medium Co Growth Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.


The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative value of each investment advisor's share of the fund's assets may also change over time.


In deciding which stocks to buy for the fund, Delaware Management Company employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.

In managing its segment of the fund's assets, ForstmannLeff seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. ForstmannLeff's goal is to ascertain a dynamic of change before it manifests in consensus estimates. ForstmannLeff believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market. ForstmannLeff attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, ForstmannLeff places heavy emphasis on direct access to a variety of each company's key decision-makers.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

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The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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--------------------------------------------------------------------------------
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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 1, 2005, which is the date on which ForstmannLeff and Riverbridge each assumed day-to-day management of a portion of the fund's portfolio.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                7.36%
1997               21.73%
1998               14.86%
1999               78.75%
2000               (8.09)%
2001              (14.41)%
2002              (19.88)%
2003               37.68%
2004               11.01%
2005                3.28%


Total return January 1--September 30, 2006: 0.47%


Best quarter during calendar years shown: 4th quarter, 1999: 38.15% Worst quarter during calendar years shown: 1st quarter, 2001: (26.65)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                         ONE YEAR   FIVE YEARS   TEN YEARS
----------------------                         --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                           1.74%       0.08%       8.67%
   Return after taxes on distributions          (0.69)%     (0.41)%      6.99%
   Return after taxes on distributions
      and sale of fund shares                    3.58%       0.00%       7.05%
Russell 2500 Growth Index (reflects no
   deduction for fees, expenses, or taxes)       8.18%       2.78%       7.37%


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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy and sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load)
   (as a % of offering price)                                              None

Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on the last
   calendar day of the previous quarter)                                   1.50%

Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)+                                                         1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.60%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.58%
                                                                           -----
Total annual fund operating expenses                                       1.18%
                                                                           =====
Management fee waivers/expense reimbursements**                            0.05%
                                                                           -----
Net expenses**                                                             1.13%
                                                                           =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 1.13%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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UBS PACE Small/Medium Co Growth Equity Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR  3 YEARS   5 YEARS   10 YEARS
------  -------   -------   --------
 $266     $828     $1,415    $3,009


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


--------------------------------------------------------------------------------
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Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets.


The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Asset Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie)" to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.


In managing its segment of the fund's assets, J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

Martin Currie is an experienced international equity manager. The firm has a highly active 'conviction' approach, seeking the best opportunities for growth across global stock markets.

Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc.) and at macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes is believed to lead to superior investment performance. Martin Currie believes that its investment process allows it to identify, evaluate and exploit change at an early stage in clients' portfolios.

In managing its segment of the fund's assets, Martin Currie uses a fully integrated international investment

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process. Rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock Matrix(TM).

The result is a committed and distinctive EAFE (I.E., Europe, Australasia and Far East) portfolio that reflects what Martin Currie believes to be the best investment opportunities internationally.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (E.G., options, forward commitments) move against it.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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     closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- INVESTMENT COMPANY RISK--Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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--------------------------------------------------------------------------------
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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to April 1, 2004, which is the date Mondrian and J.P. Morgan assumed management of a portion of the fund's assets.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDER YEAR   TOTAL RETURN
-------------   ------------
1996                10.30%
1997                 9.46%
1998                16.34%
1999                35.65%
2000               (20.33)%
2001               (23.14)%
2002               (19.10)%
2003                39.74%
2004                18.62%
2005                14.00%


Total return January 1--September 30, 2006: 16.05%


Best quarter during calendar years shown: 4th quarter, 1999: 24.39% Worst quarter during calendar years shown: 3rd quarter, 2002: (22.14)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)


CLASS (INCEPTION DATE)                         ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------         --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                          12.30%       1.74%       4.38%
   Return after taxes on distributions          12.14%       1.65%       3.75%
   Return after taxes on distributions
      and sale of fund shares                    8.48%       1.52%       3.56%
MSCI Europe, Australasia and Far
   East Free Index (net LU) (in USD)
   (reflects no deduction for fees,
   expenses, or taxes)                          13.45%       4.53%       5.82%



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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering price)            None

Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                            1.50%

Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)+                                                         1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.69%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.48%
                                                                           -----
Total annual fund operating expenses                                       1.17%
                                                                           =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the current level shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $270      $829     $1,415    $3,003



--------------------------------------------------------------------------------
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UBS PACE International Emerging Markets Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.


The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.


The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectation. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are believed to be better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings potential. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GGP adopts a team based active management approach focusing on bottom-up stock picking within a risk-controlled environment. Risk is an integral part of


--------------------------------------------------------------------------------
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GGP's process and is managed on four levels: stock, sector, country and portfolio level.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the fund. GGP may engage in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (E.G., options, forward commitments) move against it.

- GEOGRAPHIC CONCENTRATION RISK--To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the


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     fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- INTEREST RATE RISK--The value of the fund's bond investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- INVESTMENT COMPANY RISK--Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to September 28, 2004, which is the date on which Mondrian assumed day-to-day management of a portion of the fund's assets in place of Baring International Investment Limited, and for the period prior to August 2, 2002, which is the date on which Baring and GGP each assumed day-to-day management of a portion of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                8.52%
1997               (4.72)%
1998              (24.43)%
1999               61.84%
2000              (36.45)%
2001               (8.33)%
2002              (13.70)%
2003               54.99%
2004               19.53%
2005               28.91%


Total return January 1--September 30, 2006: 9.31%


Best quarter during calendar years shown: 4th quarter, 2001: 27.56% Worst quarter during calendar years shown: 3rd quarter, 2001: (24.55)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
----------------------                                           --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                            27.00%      11.88%       2.71%
   Return after taxes on distributions                            27.06%      11.89%       2.65%
   Return after taxes on distributions and sale of fund shares    18.00%      10.44%       2.32%
MSCI Emerging Markets Free (EMF) Index
   (reflects no deduction for fees, expenses, or taxes)           34.54%      19.44%       6.98%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
  (as a % of offering price)                                               None
Maximum deferred sales charge (load) (as a % of offering price)            None
Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on
   the last calendar day of the previous quarter)                          1.50%
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)+                                    1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.90%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            1.08%
                                                                           -----
Total annual fund operating expenses                                       1.98%
                                                                           =====


----------

* Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the current level shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $351     $1,068    $1,807    $3,756



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Investment objective, strategies and risks

FUND OBJECTIVE

Total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs).

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (i) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities or (ii) invest at least 50% of their assets in such real estate.


The fund may invest in the securities of issuers located in a number of different countries throughout the world, but expects that at least initially most assets will be invested in the United States with up to approximately 20% invested outside the United States during the fund's first several months of operations. In the future, the fund's investment advisor may increase the fund's allocation to securities domiciled outside the United States so that they might comprise a much larger percentage of the fund. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Goldman Sachs Asset Management, L.P. ("GSAM") to serve as the fund's investment advisor. GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.

The fund may engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature off the securities sold short and the extent to which short selling is utilized. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks, as discussed under "Principal risks."

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- REAL ESTATE INDUSTRY RISK--An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include,


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     among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

- REAL ESTATE INVESTMENT TRUST RISK--The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN CURRENCY RISK--The value of the securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- ILLIQUIDITY RISK--Some or all of the securities in which the fund invests may be illiquid when purchased or subsequently may become illiquid. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- NON-DIVERSIFICATION RISK--The fund is a non-diversified investment company, which means that the fund may invest more of its assets in the securities of a single issuer than a diversified investment company. This may make the value of the fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic

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     changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- SHORT SALES RISK--The fund may engage in short sales involving the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

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Performance


There is no performance information as the fund is expected to commence operations on or about November 30, 2006.



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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):



Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering price)            None
Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                            1.50%
Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)@                                                         1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees*                                                           0.60%
Distribution and/or service (12b-1) fees                                   None
Other expenses+                                                            1.19%
                                                                           -----
Total annual fund operating expenses**                                     1.79%
                                                                           =====
Management fee waiver/expense reimbursements++                             0.59%
                                                                           -----
Net expenses**++                                                           1.20%
                                                                           =====


----------
* The management fees provided are based on estimated fund assets under management of less than $500 million during the fund's first fiscal year.

** Expenses are based on an estimated $25 million in assets under management for the fund's first fiscal year.

+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary net expenses through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.20%. The fund would be expected to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS
------   -------
 $273      $958

----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The cost under the 3 year estimate assumes that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amount shown above under the 3 year estimate.


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Investment objective, strategies and risks

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

UBS PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to invest in a wide range of equity, fixed income and derivative securities in pursuing its investment objective. The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities issued by companies and government and supranational entities around the world. The fund expects to invest extensively in derivative instruments, including those that provide exposure to commodities and commodity indices.

The fund may invest in a number of different countries throughout the world, including the United States. The fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors.

The fund may engage in 'short-selling.' When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Annual fund operating expenses" provided below, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks, as discussed under "Principal risks."

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, allocates the fund's assets between investment advisors who employ investment strategies designed to achieve capital appreciation while having a low correlation to traditional equity and fixed income asset classes. UBS Global AM has selected Analytic Investors, Inc. ("Analytic Investors") and Wellington Management Company, LLP ("Wellington Management") to serve as the fund's investment advisors.

Analytic Investors and Wellington Management employ the following portfolio management strategies:


- Long/Short Global Equity Strategy, Index Option Strategy and Global Tactical Asset Allocation Strategy (Analytic Investors); and


-    Diversified Total Return Strategy (Wellington Management).


Subject to approval by the fund's Board, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies.

LONG/SHORT GLOBAL EQUITY STRATEGY, INDEX OPTION STRATEGY, AND GLOBAL TACTICAL ASSET ALLOCATION STRATEGY--Analytic Investors primarily employs a long/short global equity strategy that may also employ the use of derivatives, such as swaps, futures, and forward contracts. The long/short global equity strategy is comprised of investments in long and short positions of publicly traded equity securities in the United States and in foreign markets both by direct equity investment and through derivatives. The fund buys securities "long" that Analytic Investors believes will


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out-perform, and sells securities "short" that Analytic Investors believes will under-perform. This is not a market neutral strategy.

The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors. The fund may take more short positions when it has reduced its written call options positions, and fewer short positions when the fund writes a greater number of calls under its option strategy, and the fund may hold a substantial portion of its total assets in high quality short-term debt securities, cash, or cash equivalents. Analytic Investors may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Analytic Investors also employs an index option strategy, pursuant to which the fund would write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets, and a market allocation component that uses long and short equity positions, and fixed income index futures, and/or swaps or other derivatives to express its market views.

DIVERSIFIED TOTAL RETURN STRATEGY--Wellington Management will pursue a diversified total return strategy. Wellington Management will pursue this strategy by combining diverse sources of return from across the global capital markets, including, but not limited to, equity, fixed income, currency, cash and asset allocation strategies.

In pursuing this strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments. These equity securities may include, but are not limited to, common stock, convertible securities, REITs (i.e., shares of real estate investment trusts), ADRs (i.e., American Depository Receipts) and other depository securities. Fixed income securities may include, but are not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed income securities. These debt obligations may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues.


Wellington Management also may buy or sell exchange traded funds, equity-index, interest rate, credit, fixed income index futures, options, options on futures, forward contracts, structured notes, swaps, swap options, over-the-counter and other derivatives related to countries, industries, broad-market indices, or similar groups of securities. The fund may also buy and sell derivatives related to individual commodities or groups of commodities, and to individual currencies or groups of currencies. The fund also may buy and sell instruments associated with other asset classes. Specific components of the strategy are expected to change over time.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- AGGRESSIVE INVESTMENT RISK--The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

- ARBITRAGE TRADING RISK--The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. Lower-rated bonds

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     are more likely to be subject to an issuer's default than investment grade
     (higher-rated) bonds.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- SWAP AGREEMENT RISK--The fund may enter into credit, total return, equity, interest rate, index and currency swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.


- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

- FOREIGN INVESTING AND EMERGING MARKETS RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- ILLIQUIDITY RISK--The fund may invest to a greater degree in securities that trade in lower volumes and securities that may be less liquid than other securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.


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-    INTEREST RATE RISK--The value of the fund's fixed income investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- NON-DIVERSIFICATION RISK--The fund is a non-diversified investment company, which means that the fund may invest more of its assets in the securities of a single issuer than a diversified investment company. This may make the value of the fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than on that of another fund having a broader range of investments.

- STRUCTURED SECURITY RISK--The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

- VALUATION RISK--During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisors may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

More information about the risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

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Performance

There is no performance information quoted for the fund as the fund had not yet operated for a full calendar year as of the date of this prospectus.

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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering price)            None
Maximum annual account fee for PACE Select Advisors Program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                            1.50%
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)@                                               1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees*                                                           1.20%
Distribution and/or service (12b-1) fees                                   None
Other expenses**+
   Miscellaneous expenses                                         0.60%
   Dividend expenses, borrowing costs and related interest
   expenses attributable to securities sold short~                0.53%
                                                                  -----
Total other expenses                                                       1.13%
                                                                           -----
Total annual fund operating expenses**                                     2.33%
                                                                           =====
Management fee waiver/expense reimbursements++                             0.10%
                                                                           -----
Net expenses**++                                                           2.23%
                                                                           =====


----------

* The management fees provided are estimates for the fund's first fiscal year based on fund assets under management as of October 2006.

** Expense estimates for the fund's first fiscal year are based on fund assets as of October 2006.


+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary net expenses through December 1, 2007 (excluding dividend expenses, borrowing costs and interest expense, if any) would not exceed 1.70%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.

~ When the fund borrows a security to make a short sale, the fund has to pay the lender of the security the value of any dividends earned on that security. These dividend payments are investment related expenses of the fund.

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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS
------   -------
 $375     $1,160


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The cost under the 3 year estimate assumes that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amount shown above under the 3 year estimate.

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More about risks and investment strategies

PRINCIPAL RISKS


The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment objective, strategies and risks" heading for that fund.


Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

AGGRESSIVE INVESTMENT RISK. UBS PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment manager may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

ARBITRAGE TRADING RISK. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

DERIVATIVES RISK. The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

EQUITY RISK. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

FOREIGN INVESTING AND EMERGING MARKETS RISKS; FOREIGN CURRENCY RISK. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central

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banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

GEOGRAPHIC CONCENTRATION RISK. UBS PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

GOVERNMENT SECURITIES RISK. Various types of US government securities have different levels of credit risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. A fund may invest in securities in any of these categories. A fund may invest in securities issued by government-sponsored enterprises that, although chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the US government. For example, debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Banks ("FHLBs"), are neither insured nor guaranteed by the US government.

HIGH YIELD SECURITIES RISK. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.


ILLIQUIDITY RISK. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small-and mid-sized US companies, high-yield securities, convertible securities, unrated debt and convertible securities, certain derivatives, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A fund could lose money if it cannot sell securities at the time and price that would be most beneficial to the fund.

INDEX STRATEGY RISK. Performance of the portions of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments managed by SSgA FM may deviate from that of an index because of SSgA FM's investment decisions, shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by a fund.

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INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for US government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.

LIMITED CAPITALIZATION RISK. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.

PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

REAL ESTATE INDUSTRY RISK. UBS Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real

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estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

REAL ESTATE INVESTMENT TRUST RISK. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (I.E., shopping malls, apartment building complexes, health care facilities) and geographic location.

RELATED SECURITIES CONCENTRATION RISK. UBS PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

SECTOR RISK. UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the techology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

SINGLE ISSUER CONCENTRATION RISK UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

VALUATION RISK. During periods of reduced market liquidity or in the absence of readily available market quotations for securities in a fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

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ADDITIONAL RISK

STRUCTURED SECURITY RISK. The funds, including UBS PACE Money Market Investments, may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (E.G., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

CASH RESERVES; DEFENSIVE POSITIONS. UBS PACE Money Market Investments invests exclusively in money market instruments. Each of the other funds may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. UBS PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the United States) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

- UBS PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

- UBS PACE Global Fixed Income Investments may invest in securities of only one country, including the United States.

- UBS PACE International Equity Investments may invest without limit in bonds that are traded in the United States and in foreign markets.

PORTFOLIO TURNOVER. Each fund (other than UBS PACE Money Market Investments) may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

UBS PACE MONEY MARKET INVESTMENTS. Like all money market funds, UBS PACE Money Market Investments is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements.

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UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on its assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

NAME-LINKED INVESTMENT POLICIES. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. UBS PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. (UBS PACE Money Market Investments and UBS PACE Alternative Strategies Investments are not required to adopt an 80% investment policy and have not done so.)

Managing your fund account

BUYING SHARES

If you are a participant in the PACESM Select Advisors Program, you may buy Class P shares of the funds through a managed account maintained with UBS Financial Services Inc.

You must make payment for fund shares by check made payable to UBS Financial Services Inc. Your payment is due no later than the first business day after the order is placed. You may not place an order until you have completed the Investor Profile Questionnaire for the PACE Select Advisors Program (described below), reviewed the resulting analysis, made the asset allocation decision and executed the necessary PACE Select Advisors Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc.'s headquarters.

The Trust, UBS Financial Services Inc. and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares.

The minimum initial aggregate investment in the Trust is $10,000. Any subsequent investment in the Trust must be at least $500. The Trust may vary these minimums.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares:

- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph UBS PACE Alternative Strategies Investments is considered an equity fund. These payments do not apply to shares of UBS PACE Money Market Investments.

THE PACE(SM) SELECT ADVISORS PROGRAM

The PACE(SM) Select Advisors Program is an investment advisory service pursuant to which UBS Financial Services Inc. provides you with personalized investment allocation recommendations. UBS Financial Services Inc. does not have any investment discretion over your PACE Select Advisors Program account. You will make all the investment decisions.

Under the PACE Select Advisors Program, your Financial Advisor assists you in

- identifying your financial characteristics, including your risk tolerance and investment objectives; and

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-    completing an Investor Profile Questionnaire, which you may update from time to time with your Financial Advisor's assistance.

UBS Financial Services Inc. uses an investment profile evaluation and asset allocation methodology to translate this information into a suggested allocation of your assets among different funds. Your Financial Advisor presents the recommended allocation to you initially and reviews the PACE Select Advisors Program account with you at least annually. Your Financial Advisor also may, if you so request, review with you the monthly account statements and other information, such as quarterly performance data. Your Financial Advisor also monitors any changes in your financial characteristics that you identify through a revised Investor Profile Questionnaire and communicates these changes to UBS Financial Services Inc. for reevaluation of your investment profile.

You may direct your Financial Advisor to automatically rebalance your PACE Select Advisors Program account on a quarterly basis to assure that any deviation from the designated allocation among the funds does not exceed a specified threshold.

PACE PROGRAM FEE

For the services provided to you under the PACE Select Advisors Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the PACE Select Advisors Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. The Program Fee may be reduced for

-    certain Individual Retirement Accounts,

-    retirement plans for self-employed individuals and

- employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974.

For these participants, UBS Financial Services Inc. may provide different services than those described above and may charge different fees. These participants also may make arrangements to pay the quarterly fee separately. In addition, Trustees of the Trust, employees of UBS Global AM and UBS Financial Services Inc. and their family members who maintain an "employee-related" account at UBS Financial Services Inc., and trustees or directors of other UBS Global AM mutual funds may participate in the PACE Select Advisors Program at a reduced fee or for no fee.

Program Fees also may be subject to negotiation and may differ based upon the type of account, the size of the account, the amount of PACE Select Advisors Program assets in the account and the number or range of supplementary advisory services to be provided by Financial Advisors, among other factors.

Financial Advisors receive a portion of the PACE Select Advisors Program Fee for the services they provide to participants.

Investors who are fiduciaries for a retirement or employee benefit plan should consider, in a prudent manner, the relationship of the fees to be paid by the plan and the level of services to be provided by UBS Financial Services Inc.

As a PACE Select Advisors Program participant, you may incur greater total fees and expenses than investors purchasing shares of this or similar investment companies without the benefit of these professional asset allocation recommendations.

SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the funds' transfer agent. The transfer agent will

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sell your shares after you provide it with the following information in writing:

-    Your name and address;

-    The fund's name;

-    Your account number;

-    The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Trust and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

It costs the Trust money to maintain shareholder accounts. Therefore, the Trust reserves the right to repurchase all fund shares in any PACE Select Advisors Program account that has a net asset value of less than $7,500. If the Trust elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum in effect at the time the PACE Select Advisors Program account was originally opened or more within 30 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, the Trust may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

AUTOMATIC REDEMPTION OF FUND SHARES UPON TERMINATION OF PARTICIPATION IN THE PACE SELECT ADVISORS PROGRAM. Class P shares of the funds are available exclusively to participants in the PACE Select Advisors Program. Accordingly, you may buy and hold Class P shares of the funds only for as long as you participate in the PACE Select Advisors Program.

Your termination of your participation in the PACE Select Advisors Program (other than, in the case of an investor who is a natural person, termination in the Program as a result of that person's death) will result in automatic redemption of the Class P shares you hold or that are held on your behalf. This automatic redemption will have tax consequences to you that you should carefully consider before investing in Class P shares. For further information on automatic redemption, please refer to the PACE Program Agreement.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

MARKET TIMING

UBS PACE MONEY MARKET INVESTMENTS. Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction.

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UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the Board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedure for another UBS Global AM fund, please see that fund's prospectus.

ALL FUNDS EXCEPT UBS PACE MONEY MARKET INVESTMENTS. The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Certain securities in which the funds invest may present specific market timing risks, for example: foreign securities, thinly traded securities, small-capitalization securities and junk bonds. Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM determines to be a market timer. UBS Global AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.


Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM detects an unusual pattern of trading activity, UBS Global AM will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM will require the Financial Intermediary to block the particular plan from further purchases of fund shares.


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While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS Global AM reviews the trading activity of omnibus accounts, UBS Global AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.


Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

REDEMPTION FEE

SECTION APPLICABLE TO SHAREHOLDER INITIATED TRANSACTIONS OUTSIDE OF PERIODIC AUTOMATIC ACCOUNT REBALANCING.

Beginning March 1, 2007, if you sell or exchange Class P shares of a fund (other than UBS PACE Money Market Investments) less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee; the redemption fee will not apply to shares of the funds that:

- are held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401(k), 403(b) or 457 plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a fund are held in omnibus accounts through certain other financial intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the funds' transfer agent or principal underwriter, the redemption fee may be charged on participant initiated exchanges or redemptions;

-    are sold or exchanged under automatic withdrawal plans;

-    are sold due to death or disability of the shareholder; or

- UBS Global AM, in its sole discretion, deems reasonable, in light of the circumstances.


PRICING AND VALUATION

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, each fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund receives your order in good form.

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If you place your order through a financial institution, your Financial
Advisor is responsible for making sure that your order is promptly sent to the fund.

UBS PACE MONEY MARKET INVESTMENTS' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. UBS PACE

Money Market Investments values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.


OTHER FUNDS. Each other fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a reliable market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's board of trustees. With respect to any portion of a fund's assets that are invested in one or more other open-end management investment companies that are registered under the Investment Company Act of 1940, as amended, the fund's net asset value is calculated using the net asset values of the other registered open-end management investment companies in which the fund invests. The prospectuses for those other investment companies should explain the circumstances under which they would use fair value pricing, and the effects thereof. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.


The types of securities for which fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Each fund expects to price most of its portfolio securities based on current market value, as discussed above. If a fund concludes that a market quotation is not readily available for the fund's portfolio security for any number of reasons, including the occurrence of a "significant event" (E.G., natural disaster or governmental action), after the close of trading in its principal market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value per share. As a result, the fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Judgment also plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.


The funds calculate the US dollar value of investments that are denominated in foreign currencies daily. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. As a result, a fund's net asset value may change on days when you will not be able to buy or sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

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Management

MANAGER AND INVESTMENT ADVISORS


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, with offices at One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission. As of September 30, 2006, UBS Global AM had approximately $141.9 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidy of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $657.8 billion in assets under management worldwide as of September 30, 2006. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.


UBS Global AM provides investment advisory services for UBS PACE Money Market Investments. UBS Global AM selects investment advisors for the other funds, subject to approval of the Trust's board, and reviews the performance of those investment advisors.

The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval.



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MANAGEMENT AND ADMINISTRATION FEES


UBS Global AM is the administrator of the funds. Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.15% to 1.20% of a fund's average daily net assets. The annual contract rate for administrative services is 0.20% of each fund's average daily net assets. The following table shows the combined annual fee rate for management and administrative services for each fund:


                                                   COMBINED MANAGEMENT AND
                                                 ADMINISTRATIVE SERVICES FEE
                                              ---------------------------------
                                               ASSETS UNDER MANAGEMENT    FEE
                                              ------------------------   ------
UBS PACE Money Market Investments                                        0.350%

UBS PACE Government Securities Fixed
Income Investments                            $0 - $250 million          0.700%
                                              Above $250 million up to
                                              $500 million               0.650%
                                              Above $500 million up to
                                              $750 million               0.625%
                                              Above $750 million up to
                                              $1 billion                 0.600%
                                              Above $1 billion           0.575%

UBS PACE Intermediate Fixed
Income Investments                            $0 - $250 million          0.600%
                                              Above $250 million up to
                                              $500 million               0.550%
                                              Above $500 million up to
                                              $750 million               0.525%
                                              Above $750 million up to
                                              $1 billion                 0.500%
                                              Above $1 billion           0.475%

UBS PACE Strategic Fixed Income Investments   $0 - $250 million          0.700%
                                              Above $250 million up to
                                              $500 million               0.650%
                                              Above $500 million up to
                                              $750 million               0.625%
                                              Above $750 million up to
                                              $1 billion                 0.600%
                                              Above $1 billion           0.575%



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                                                   COMBINED MANAGEMENT AND
                                                 ADMINISTRATIVE SERVICES FEE
                                              ---------------------------------
                                               ASSETS UNDER MANAGEMENT    FEE
                                              ------------------------   ------
UBS PACE Municipal Fixed Income Investments   $0 - $250 million          0.600%
                                              Above $250 million up to
                                              $500 million               0.550%
                                              Above $500 million up to
                                              $750 million               0.525%
                                              Above $750 million up to
                                              $1 billion                 0.500%
                                              Above $1 billion           0.475%

UBS PACE Global Fixed Income Investments      $0 - $500 million          0.800%
                                              Above $500 million up to
                                              $1 billion                 0.775%
                                              Above $1 billion           0.750%

UBS PACE High Yield Investments               $0 - $500 million          0.800%
                                              Above $500 million up to
                                              $1 billion                 0.750%
                                              Above $1 billion up to
                                              $1.5 billion               0.725%
                                              Above $1.5 billion up to
                                              $2 billion                 0.700%
                                              Above $2 billion           0.675%

UBS PACE Large Co Value Equity Investments                               0.800%*

UBS PACE Large Co Growth Equity Investments   $0 - $500 million          0.800%
                                              Above $500 million up to
                                              $1 billion                 0.775%
                                              Above $1 billion up to
                                              $2 billion                 0.750%
                                              Above $2 billion           0.725%
UBS PACE Small/Medium Co Value
Equity Investments                            $0 - $750 million          0.800%
                                              Above $750 million         0.775%


----------

* UBS PACE Large Co Value Equity Investments and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written agreement whereby UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets to the following rates $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.

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                                                   COMBINED MANAGEMENT AND
                                                 ADMINISTRATIVE SERVICES FEE
                                              ---------------------------------
                                               ASSETS UNDER MANAGEMENT    FEE
                                              ------------------------   ------
UBS PACE Small/Medium Co Growth
Equity Investments                            $0 - $750 million          0.800%
                                              Above $750 million         0.775%

UBS PACE International Equity Investments     $0 - $500 million          0.900%
                                              Above $500 million up to
                                              $1 billion                 0.875%
                                              Above $1 billion up to
                                              $2 billion                 0.850%
                                              Above $2 billion           0.825%

UBS PACE International Emerging Markets
Equity Investments                            $0 - $500 million          1.100%
                                              Above $500 million up to
                                              $1 billion                 1.075%
                                              Above $1 billion up to
                                              $2 billion                 1.050%
                                              Above $2 billion           1.025%

UBS PACE Real Estate Securities Investments   $0 - $500 million          0.800%
                                              Above $500 million up to
                                              $1 billion                 0.750%
                                              Above $1 billion up to
                                              $1.5 billion               0.725%
                                              Above $1.5 billion up to
                                              $2 billion                 0.700%
                                              Above $2 billion           0.675%

UBS PACE Alternative Strategies Investments   $0 - $500 million          1.400%
                                              Above $500 million up to
                                              $1 billion                 1.350%
                                              Above $1 billion up to
                                              $1.5 billion               1.300%
                                              Above $1.5 billion up to
                                              $2 billion                 1.275%
                                              Above $2 billion           1.250%


During the fiscal year ended July 31, 2006, the funds (other than UBS PACE Real Estate Securities Investments, which had not yet commenced operations) paid UBS Global AM at the effective rates shown below. In some cases, UBS Global AM waived all or a portion of its fees or the funds were repaying UBS Global AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements:

UBS PACE Money Market Investments                                         0.00%
UBS PACE Government Securities Fixed Income Investments                   0.61%
UBS PACE Intermediate Fixed Income Investments                            0.59%

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UBS PACE Strategic Fixed Income Investments                               0.65%
UBS PACE Municipal Fixed Income Investments                               0.54%
UBS PACE Global Fixed Income Investments                                  0.70%
UBS PACE High Yield Investments                                           0.00%
UBS PACE Large Co Value Equity Investments                                0.68%
UBS PACE Large Co Growth Equity Investments                               0.75%
UBS PACE Small/Medium Co Value Equity Investments                         0.78%
UBS PACE Small/Medium Co Growth Equity Investments                        0.76%
UBS PACE International Equity Investments                                 0.89%
UBS PACE International Emerging Markets Equity Investments                1.19%
UBS PACE Alternative Strategies Investments                               0.25%



A discussion regarding the basis for the Board of Trustees' approval of each fund's investment management/advisory agreement is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2006.

WITHDRAWAL OF INITIAL INVESTMENT BY UBS GLOBAL AM--UBS PACE REAL ESTATE SECURITIES INVESTMENTS. UBS Global AM, is providing an initial investment in the amount of $10 million for UBS PACE Real Estate Securities Investments. UBS Global AM intends to withdraw its initial investment in the fund as it grows through investments by public investors. UBS Global AM expects to have redeemed its entire interest in the fund during the fund's first year of investment operations. For so long as UBS Global AM has a greater than 25% interest in the fund, UBS Americas Inc., its direct parent, may be deemed to be a "control person" of the fund for purposes of the Investment Company Act of 1940, as amended. UBS Global AM, a wholly-owned indirect subsidiary of UBS AG, is a Delaware corporation located at 51 West 52nd Street, New York, NY 10019 and at One North Wacker Drive, Chicago, IL 60606

BANK HOLDING COMPANY ACT LIMITATIONS. To the extent that UBS Global AM maintains a greater than 24.99% interest in UBS PACE Real Estate Securities Investments, UBS Global AM will be deemed to "control" the fund for purposes of the US Bank Holding Company Act of 1956, as amended ("BHCA"). Accordingly, the fund may be subject to certain limitations on its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS Global AM reduces its percentage interest in the fund through redemptions, as discussed above.


INVESTMENT ADVISORS AND PORTFOLIO MANAGERS

Certain information concerning each fund's investment advisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

UBS PACE MONEY MARKET INVESTMENTS. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") provides all investment advisory services for this fund. Michael Markowitz, a managing director of UBS Global AM, is primarily responsible for the fund's day-to-day portfolio management.


UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. On September 30, 2006, PIMCO had approximately $641.7 billion in assets under management. PIMCO is one of the largest fixed income management firms in the United States. Included among PIMCO's institutional clients are many "Fortune 500" companies.


W. Scott Simon is a Managing Director and a senior member of PIMCO's portfolio management and strategy groups, and head of the mortgage and asset-backed securities teams. He has been primarily responsible for the day-to-day management of UBS PACE Government Securities Fixed Income Investments since 2003. He joined the firm in 2000 from Bear Stearns & Co. in New York, where he was a

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senior managing director and co-head of mortgage-backed securities ("MBS")
pass-through trading. He also authored THE DAILY MBS COMMENTARY. Mr. Simon has seven times been named to positions on the INSTITUTIONAL INVESTOR All-America Fixed-Income Research Team, including first place honors in MBS pass-throughs and overall MBS strategies. He has twenty-two years investment experience, and holds bachelor's and master's degrees in industrial engineering from Stanford University.

William C. Powers is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He has been primarily responsible for the day-to-day management of UBS PACE Strategic Fixed Income Investments since 1997. He joined the firm in 1991, previously having been associated with Salomon Brothers, and with Bear Stearns as senior managing director, specializing in mortgage-backed securities. Mr. Powers has twenty-two years of investment experience, and holds a bachelor's degree in economics from Princeton University and an MBA from Stanford Graduate School of Business.


UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS. BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for UBS PACE Intermediate Fixed Income Investments. BlackRock is located at 40 East 52nd Street, New York, New York 10022. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock was formed in 1988 and, as of September 30, 2006, had $1.075 trillion in assets under management.

As of September 30, 2006, Merrill Lynch & Co., Inc. owns approximately 49.3% of BlackRock Inc.'s outstanding voting securities and The PNC Financial Services Group. Inc. owns approximately 34% of BlackRock Inc.'s outstanding voting securities.

BlackRock uses a team approach in the management of the fund's portfolio. Keith Anderson and Scott Amero have been jointly and primarily responsible for the day-to-day management of UBS PACE Intermediate Fixed Income Investments since 2002. Messrs. Anderson and Amero lead BlackRock Advisors, LLC's Fixed Income Team, which consists of 94 portfolio managers including nine lead sector specialists in the major fixed-income sectors, as well as 50 credit research analysts and substantial quantitative research analysts. BlackRock is a wholly-owned subsidiary of BlackRock Advisors, LLC. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock Advisors' risk management analytics to regularly evaluate the composition of the fund.

Mr. Anderson is a Vice Chairman and the Global Chief Investment Officer of Fixed Income. Mr. Anderson has been with BlackRock since the firm's founding in 1988 and is a member of the Executive and Management Committees. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors' team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Executive and Management Committees and Chairman of the Investment Strategy Group.


Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group.


UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS. Standish Mellon Asset Management Company LLC ("Standish Mellon") serves as investment advisor for UBS PACE Municipal Fixed Income Investments. Standish Mellon is located at One Boston Place, Boston, Massachusetts 02108. Standish Mellon assumed management of the fund on August 1, 2001. Standish Mellon's predecessor was founded in 1933 and, as of September 30, 2006, Standish Mellon had

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over $147 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish Mellon or its predecessor since June 1, 2000. Ms. Todd is a senior vice president of Standish Mellon and joined Standish Mellon's predecessor in 1995.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS. Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as investment advisors for UBS PACE Global Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2006, it had approximately $20 billion in assets under management.


Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998, and Mr. Gray, who has held his fund responsibilities since April 1999.

Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst.

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999).


The investment team is closely integrated, having worked together for several years. All client assets are managed internally by a 15 member investment team, which includes ten portfolio managers/strategists (who conduct their own research), four research analysts and one global economist. The portfolio managers also carry out all trading. Olaf Rogge, Richard Bell, John Graham and Adrian James are responsible for portfolio management and research among the developed government bond markets. Malie Conway, Stephen Thariyan, David Butler, Annabel Rudebeck and John Makowske focus on global credit research, with Richard Gray and Jens Moller-Butcher specializing in the emerging markets area. Igor Pikovsky and David Gillard manage portfolio risk management and portfolio implementation strategies, respectively. Michael Barnes is an Assistant Portfolio Manager and Ranjiv Mann researches economic issues.

FFTW is located at 200 Park Avenue, 46th Floor, New York, New York 10166. FFTW is an investment advisor registered with the SEC under the Investment Advisers Act of 1940. As of September 30, 2006, FFTW, including its affiliates, had approximately $12.2 billion in assets under management.

FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of the fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. FFTW's chief investment officer, Richard Williams, serves as the primary portfolio manager for the fund. Key members of the team are Adnan Akant, John Carey, Susan Swindells and David Marmon. Messrs. Akant, Carey, Marmon and

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Williams are managing directors of FFTW. Mr. Marmon has held key fund responsibilities since October 2000. Messrs. Akant and Carey have held fund responsibilities since September 2003, and Ms. Swindells assumed fund responsibilites in July 2006.

Mr. Williams joined FFTW in 1995 from Deutsche Bank where he worked as an analyst in the fixed income research department. In addition to serving as the firm's CIO, Mr. Williams chairs FFTW's Investment Strategy Group, a team of senior investment professionals who formulate the firm's investment strategy and sector biases for all portfolios under management at FFTW. Mr. Williams is a primary portfolio manager for global bond portfolios and heads the Global Interest Rate Team.

Mr. Akant joined FFTW in 1984 after six years at the World Bank where he managed the Bank's liquidity portfolio and advised the Treasurer on the Bank's multi-currency borrowing program. Mr. Akant has been responsible for various market specialties and products over the years, including US interest rates and proprietary trading. He moved into the global bond area, responsible for foreign exchange, in 1994. He currently heads the Foreign Exchange Team and the US Interest Rates Team and is a member of the Investment Strategy Group.

Mr. Carey joined FFTW in 1998 from Atlantic Portfolio Analytics and Management. He is head of the Structured Securities Team and a member of the firm's Investment Strategy Group. Mr. Carey is a primary portfolio manager for the firm's mortgage and short duration products.


Ms. Swindells joined FFTW in 2001 from Gulf International Bank (UK) Ltd. She is a member of FFTW's Structured Credit and Corporate Credit teams. She is responsible for investing in European and U.K. corporate credits (e.g., bonds) on behalf of FFTW, and is a manager of FFTW's synthetic corporate CDO (i.e., collateralized debt obligations) portfolios.

Mr. Marmon joined FFTW in 1990 from Yamaichi International (America) where he was head of futures and options research. Mr. Marmon heads the US Corporate Credit Team, which determines security selection of corporate and high yield bonds, and he is a member of FFTW's Investment Strategy Group.

UBS PACE HIGH YIELD INVESTMENTS. MacKay Shields LLC ("MacKay Shields"), 9 West 57th Street, New York, New York 10019, serves as the fund's investment advisor. As of September 30, 2006, MacKay Shields had approximately $38.2 billion in assets under management. MacKay Shields was founded in 1938 and advises primarily mutual funds, pension or profit sharing plans, and other pooled investment vehicles. MacKay Shields has served as the fund's investment advisor since its inception.


MacKay Shields utilizes a team approach in all aspects of investment management decision-making and the development of investment policy, and no single portfolio manager is solely responsible for portfolio strategy, allocation and/or portfolio construction. The portfolio managers who are jointly and primarily responsible for the day-to-day management of UBS PACE High Yield Investments are Dan Roberts, Senior Managing Director, who leads the high yield team; Taylor Wagenseil, Managing Director and Co-Head of High-Yield Portfolio Management; Michael Kimble, Managing Director and Co-Head of High-Yield Portfolio Management; and Lou Cohen, Managing Director and Director of Research.


Messrs. Roberts, Wagenseil, Kimble and Cohen have held their fund responsibilities since its inception. Mr. Roberts joined MacKay Shields in 2004 when the firm acquired the fixed income division of Pareto Partners, where he was the Chief Investment Officer from 2001 and Chief Investment Officer-Fixed Income in 2000. Mr. Kimble joined MacKay Shields in 2004 as Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Wagenseil is the Managing Director and Co-Head of High Yield Portfolio Management after MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Cohen joined MacKay Shields as a Managing Director and Director of Research when the firm acquired Pareto

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Partners in 2004. Mr. Cohen was a Managing Director at Pareto Partners since
2000. Messrs. Roberts, Wagenseil Kimble and Cohen have been portfolio managers of the fund since its inception.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS. Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") serve as investment advisors for UBS PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2006, ICAP had approximately $16.7 billion in assets under management. ICAP has held its fund responsibilities since July 1, 2000.


The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process. All members, except for Jeffrey A. Miller, have been actively managing the portfolio since July 2000. Mr. Miller began actively managing the portfolio in 2005.

Robert H. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992.


Gary S. Maurer joined ICAP in 1972 as a quantitative analyst. Mr. Maurer is a senior member of the investment committee.


Jerrold K. Senser, CFA, is co-chief investment officer and a member of the senior investment committee. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham.

Thomas R. Wenzel, CFA, is the director of research and a member of the senior investment committee. Mr. Wenzel joined ICAP in 1992 and is responsible for the analysis and stock recommendations for the financials sector. Previously, he served as a senior equity analyst at Brinson Partners, Inc.

Kathleen C. Pease, CFA, is a member of the senior investment committee and is responsible for the analysis and stock recommendations for the capital spending and retail sectors. Before joining ICAP in 1995, Ms. Pease was an analyst at ANB, a subsidiary of Bank One.

Andrew P. Starr, CFA, is a member of the senior investment committee. Mr. Starr joined ICAP in 1998 and is responsible for the analysis and stock recommendations for the basic industries, consumer durables, and energy sectors. His prior experience includes analyst positions at Scudder Kemper Investments and Morningstar.

William J. Van Tuinen, CFA, is a member of the senior investment committee. Mr. Van Tuinen joined ICAP in 1995 and is responsible for the analysis and stock recommendations for the services, consumer staples, and transportation sectors.

Jeffrey A. Miller, vice president and member of the senior investment committee, joined ICAP in 1999. Mr. Miller is a Chartered Financial Analyst, and is responsible for the analysis and stock recommendations for the technology sector.


Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2006, Westwood had approximately $5.3 billion in assets under management. Susan M. Byrne, Chief Investment Officer and Chairman of the Board of Directors of Westwood since 1983, has over 30 years of experience as a securities analyst and portfolio manager. Ms. Byrne has been primarily responsible for the day-to-day management of Westwood's share of the fund's assets since July 1, 2000.

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SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111, and is
an affiliate of State Street Bank and Trust Company. As of September 30,
2006, SSgA FM had approximately $130 billion in assets under management and is part of a group of companies that manages approximately $1.6 trillion.
SSgA FM uses a team approach in its management of its share of the fund's assets. James M. Johnson, CFA, is a Principal of SSgA FM and a Senior Portfolio Manager for the U.S. Active Quantitative Equity Team and is the portfolio manager who is primarily responsible for the day-to-day management of the fund's assets allocated to SSgA FM. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Mr. Johnson began his investment career in 1990 as a quantitative analyst and has been a portfolio manager since 1998. Prior to joining SSgA FM in 2005, when he began managing this fund, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Mr. Johnson holds a degree in Music Engineering
Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from The University of Minnesota Carlson School of Business. Mr. Johnson earned the Chartered Financial
Analyst designation in 1995. SSgA FM and its predecessor, an affiliate, have held their fund responsibilities since October 10, 2000.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS. GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA FM") serve as investment advisors for UBS PACE Large Co Growth Equity Investments. GEAM is located at 3001 Summer Street, Stamford, Connecticut 06904. GEAM, established in 1988, is a wholly owned subsidiary of General Electric Company and is considered one of the largest independent managers of institutional assets in the US. As of September 30, 2006, GEAM had approximately $185.7 billion in assets under management. David B. Carlson is primarily responsible for the day-to-day management of the fund's assets allocated to GEAM. Mr. Carlson is a executive vice president and portfolio manager and has been with GEAM since 1982. GEAM has held its fund responsibilities since September 2002.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is a wholly owned indirect subsidiary of Bank of America Corporation. As of September 30, 2006, Marsico had approximately $73 billion in assets under management. Thomas F. Marsico is the Chief Investment Officer of Marsico, and has been primarily responsible for the day-to-day management of Marsico's portion of the fund since 2002. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager and has been with Marsico since 1997.

SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2006, SSgA FM had approximately $130 billion in assets under management and is part of a group of companies that manages approximately $1.6 trillion. SSgA FM uses a team approach in its management of its share of the fund's assets. Nick de Peyster, CFA is the portfolio manager who is primarily responsible for the day-to-day management of the fund's assets allocated to SSgA FM. He is a Principal of State Street Global Advisors and a Senior Portfolio Manager for the US Active Quantitative Equity Team. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Mr. de Peyster began his investment career in 1989 and has been a portfolio manager since 1992. Prior to joining SSgA FM in 2004, when he began managing this fund, he managed investment portfolios for Morley Fund Management and Assurant. SSgA FM (or its predecessor in interest), have held their fund responsibilities since October 10, 2000.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS. Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") serve as investment advisors for UBS PACE Small/Medium Co Value Equity Investments. Ariel is located at 200 East Randolph Drive,

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Suite 2900, Chicago, Illinois 60601. Ariel is an investment manager with approximately $16.3 billion in assets under management as of September 30, 2006. John W. Rogers, Jr. is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his responsibilities since September 2002. He founded Ariel in 1983 and serves as its chairman and chief investment officer. He has served as the portfolio manager for all small cap portfolios since 1983 and all mid cap portfolios since 2002. Ariel has held fund responsibilities since October 1999.

MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $6.1 billion in assets under management as of September 30, 2006. MetWest Capital was founded in 1997 and has held its investment management responsibilities for the fund since October 2005. Gary W. Lisenbee has served as the portfolio manager for the fund since that time. He has been the President of MetWest Capital since 1997. Mr. Lisenbee has over 33 years of investment industry experience.

Opus is located at 1 West Fourth Street, 25th Floor, Cincinnati, Ohio 45202. Opus, an investment manager founded in 1996, has approximately $1.05 billion in assets under management as of September 30, 2006. Opus has provided portfolio management services for the fund since October 2005. Opus uses a team approach. Len Haussler is the lead portfolio manager and is joined on the Investment Committee by Kevin P. Whelan and Jonathon M. Detter who serve as assistant portfolio managers. All members of the Investment Committee are generalists who assist in the day-to-day management of the fund; all members are responsible for identifying new opportunities as well as monitoring the current portfolio. Len A. Haussler has served as the fund's portfolio manager since October 2005. He has been the President of Opus since 1996.


Kevin P. Whelan has been the Vice President of Opus since 1998. Mr. Whelan serves as an assistant portfolio manager, and has been co-managing this portfolio since October 2005.

Jonathon M. Detter is a Research Analyst at Opus and serves as an assistant portfolio manager. Mr. Detter has been co-managing this fund since October 2005. Prior to joining Opus in 2003, Mr. Detter was employed at Valuation Research Company in 2002 and Arthur Andersen LLP in 2001, where he performed valuation work for public and private companies.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS. Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as investment advisors for UBS PACE Small/Medium Co Growth Equity Investments. Delaware Management Company is located at One Commerce Square, Philadelphia, Pennsylvania 19103. Delaware Management Company and its predecessors have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938 and has held its investment management responsibilities for the fund since December 1996. As of September 30, 2006, Delaware Management Company and its investment advisory affiliates had over $153 billion in assets under management.

Delaware Management Company uses a team approach in managing its portion of the fund's shares. Marshall Bassett acts as the Chief Investment Officer of the Emerging Growth team. He is responsible for the overall portfolio allocation of the Emerging Growth team. He also serves as a portfolio manager and analyst co-covering consumer and retail stocks with Lori Wachs. Mr. Bassett is responsible for identifying consumer and retail stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since March 1997.


Lori Wachs serves as a portfolio manager and analyst co-covering consumer and retail stocks with Marshall Bassett. Lori is responsible for identifying consumer and retail stocks for the fund as well as ongoing monitoring of these securities. She has held fund responsibilities since December 1996.

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Steve Lampe serves as a portfolio manager and analyst covering financial services and health care stocks. Steve is responsible for identifying financial and health care stocks for the fund as well as ongoing monitoring of these securities. He works in conjunction with Matt Todorow when selecting health care stocks. He has held fund responsibilities since January 1998.

Matt Todorow serves as a portfolio manager and analyst co-covering health care stocks. Matt is responsible for identifying health care stocks for the fund as well as ongoing monitoring of these securities. He works in conjunction with Steve Lampe when selecting health care stocks. He has held fund responsibilities since December 2003.

Steve Catricks serves as a portfolio manager and analyst covering technology stocks. Steve is responsible for identifying technology stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since November 2001.


Chris Holland serves as a portfolio manager and analyst covering business services stocks. Chris is responsible for identifying business services stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since November 2001.

Barry Gladstein serves as a portfolio manager and analyst who is responsible for identifying securities that are outside the four main sectors the Emerging Growth Team follows. His responsibilities include the monitoring of and the compliance with fund risk guidelines. He has held fund responsibilities since June 2000.


Rudy Torrijos III serves as a portfolio manager and focuses on the technology sector in the fund's portfolio. He has held his fund responsibilities since he joined Delaware Management Company in 2005. Previously, he was a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products since 2003. From 1997 to 2002, Mr. Torrijos worked for Neuberger Berman Growth Group, first as an analyst and then as a fund manager.


ForstmannLeff is located at 590 Madison Avenue, 39th Floor, New York, New York 10022. ForstmannLeff is an investment manager with approximately $2 billion in assets under management as of September 30, 2006. ForstmannLeff is majority owned by Angelo, Gordon & Co., a privately-held investment management firm. The small/medium cap investment team joined ForstmannLeff in 2004 from Credit Suisse Asset Management, where it managed the same strategy since 1999, when Warburg Pincus merged into Credit Suisse Asset Management. The core team has been together for seven years throughout various organizational changes, and is currently responsible for approximately $1 billion in three strategies: small/medium cap growth, small cap growth, and harbinger of growth. Beth Dater (chief investment officer) and Sammy Oh (senior portfolio manager and senior research analyst), who have been the fund's portfolio managers since October 2005, are jointly and primarily responsible for the day-to-day management of the fund's assets allocated to ForstmannLeff, and lead the six-person investment team.

ForstmannLeff employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. As senior portfolio manager, Sammy Oh, who reports to Beth Dater, is responsible for implementing the team's investment decisions. Beth Dater is the team's chief investment officer, providing crucial leadership by simultaneously challenging and encouraging each member of the team to find incremental opportunities while avoiding uncompensated risks. All members of the team, including the aforementioned individuals, conduct fundamental research to identify investment candidates and to participate in the portfolio construction process.

Beth Dater is Chief Investment Officer for ForstmannLeff's Growth Equity team. Her career in investment management spans 30 years. She became a Managing Director at Warburg Pincus Asset Management (WPAM) in 1980 and was named that firm's Director of Research in 1986. She was with Credit Suisse Asset Management
(CSAM) from 2000-2003, and joined Forstmann-Leff in 2004.

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Sammy Oh is portfolio manager and analyst specializing in small, smid cap and emerging growth US equity portfolios. He was with ForstmannLeff from 1993-1995 and rejoined the firm in 2004 from Credit Suisse Asset Management (CSAM), where he was also a managing director.

Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota 55402. Riverbridge is an investment manager with approximately $890 million in assets under management as of September 30, 2006. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. The firm is 100% employee owned. Mark Thompson leads a five-person investment team, four of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July of 1987.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as investment advisors for UBS PACE International Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2006, Mondrian managed over $48 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.


Mondrian utilizes a team approach to investment management. Portfolio managers/analysts are responsible for research in the areas/sectors they cover. They provide input to their respective Regional Research Director, and the Regional Research Director then presents that input, along with the portfolio managers/analysts' recommendations, to the Equity Strategy Committee, where it is reviewed and critiqued. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Nigel G. May, Hugh A. Serjeant, and Emma R.E. Lewis, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.


Mr. May joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He has served as a portfolio manager for the fund since 2004. He is currently Joint-Chief Investment Officer-Developed Equity Markets. Mr. Serjeant joined Mondrian in 1995 and is currently Director of Regional Research. Mr. May and Mr. Serjeant have served as portfolio managers for the fund since 2004. Ms. Lewis joined Mondrian in 1995 and is currently a senior portfolio manager. She has served as a portfolio manager for the fund since 2004.

J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2006, J.P. Morgan and its affiliates had over $935 billion in assets under management.


Beltran Lastra and Jaco Venter are jointly and primarily responsible for the day-to-day management of the fund. An employee since 1996, Mr. Lastra is head of International Structured Equity at J.P. Morgan and has served as portfolio manager of the fund since April 2004. Mr. Venter joined the firm in 1999 as a quantitative research analyst and has served as a portfolio manager of the fund since December 2004.

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Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH1
2ES, Scotland, UK. Founded in 1881, Martin Currie is an independent, employee-owned company with an investment focus. Current and former directors and staff own 100% of the company, and around two-thirds of the 200 employees hold equity in the business. Chief investment officer James Fairweather is the product manager for the company's EAFE (i.e., Europe, Australasia and Far
East) portfolios. James Fairweather joined Martin Currie in 1984 and has served as the fund's portfolio manager since 1995. His role reflects the importance of international accounts to Martin Currie's business. As of September 30, 2006, Martin Currie and its affiliates had $22.5 billion in assets under management.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") serve as investment advisors for UBS PACE International Emerging Markets Equity Invesments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian Investment Partners Limited is controlled by members of Mondrian's management. Formerly known as Delaware International Advisers Ltd., Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2006, Mondrian managed over $48 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.


Mondrian utilizes a team approach to investment management. Currently there are six portfolio managers on the dedicated emerging markets team. Four other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.


A team of individuals, currently including Robert Akester, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.

Mr. Akester joined Mondrian in 1996, assuming portfolio management responsibilities as well as sharing analytical responsibilities for international equities. He has served as a portfolio manager for the fund since 2004 and is currently a senior portfolio manager. Ms. Chong joined Mondrian in 2000 and has served as a portfolio manager for the fund since 2004. Mr.
Halton joined Mondrian in 2004 and has served as a portfolio manager for the fund since July 2006.


GGP is located at 1200 River Road, Conschocken, Pennsylvania 19428. GGP offers international investment capabilities on behalf of Gartmore Investment Management plc ("Gartmore") to the US institutional

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marketplace. On May 25, 2006, Hellman & Friedman LLC ("H&F"), a U.S. based private equity firm, announced that it, together with members of senior mangagment of Gartmore, had reached an agreement to acquire Gartmore's UK, European, Japanese and Latin American business divisions from Nationwide Mutual Insurance Company. The acquisition was effected on September 29, 2006. H&F now owns approximately a 50% equity stake in Gartmore and members of Gartmore's senior management now own the remaining stake. GGP is the US business division and a wholly owned subsidiary of Gartmore Investment Management plc. Gartmore Investment Management plc has $43.8 billion in net assets under management as of September 30, 2006.

GGP takes a team approach to portfolio construction allowing investors to benefit from the skills of the entire team. Philip Ehrmann and Peter Dalgliesh of the Pacific and Emerging Markets Team are the portfolio managers primarily responsible for the day-to-day management of the fund. They have managed the fund since August 2002. Mr. Ehrmann is Head of the Pacific & Emerging Markets Team, and Mr. Dalgliesh is a Senior Fund Manager on the team and reports to Philip.

Mr. Ehrmann joined GGP in 1995 as Head of the Emerging Markets Equity team. He was appointed Head of the Pacific & Emerging Markets Team in May 2000. Prior to joining GGP, Mr. Ehrmann was Director of Emerging Markets at Invesco.

Mr. Dalgliesh joined GGP in 2002 as an Investment Manager in the Pacific & Emerging Markets Team. Prior to joining Gartmore, Mr. Dalgliesh spent seven years as an Asia Pacific Equity Fund Manager at Jupiter Asset Management.

UBS PACE REAL ESTATE SECURITIES INVESTMENTS. Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, 17th Floor, New York, NY 10005, serves as the Fund's investment advisor. As of September 30, 2006, GSAM had approximately $576.4 billion in assets under management. GSAM primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations.


GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.


GSAM uses a team approach in its investment management decisions. GSAM's Global Property Securities Team is led by Mark Howard-Johnson and David Kruth, each of whom have nearly 20 years of property-centric investment experience, and consists of 20 professionals in 5 regional teams across the world. Messrs. Howard-Johnson and Kruth are jointly and primarily responsible for the day-to-day management of the fund since its inception.


Mark Howard-Johnson joined GSAM in 1998 to assist in the launch of the Goldman Sachs Real Estate Securities Strategy. He serves as co-head of the real estate securities team at GSAM. Prior to joining GSAM, Mr. Howard-Johnson worked for two years as a Director, Partner and Senior Equity Analyst at Boston Financial on the Pioneer Real Estate Securities Fund, where he was responsible for all analysis and stock recommendations for the fund. For two years previous to this, Mr. Howard-Johnson worked at The Penobscot Group, Inc., as an analyst, specializing in office, industrial and retail companies. Penobscot is considered one of the preeminent bottom-up, independent research shops in the real estate securities field. Mr. Howard-Johnson's other experience includes 11 years in the real estate finance field, as a lender, a mortgage broker and a disposition specialist.

David Kruth joined GSAM in April 2005 as co-portfolio manager on the US and Global Property Securities Strategies. Prior to joining GSAM, Mr. Kruth worked for nearly eight years at Citigroup and AllianceBernstein as portfolio manager and senior equity analyst for global real estate securities funds. For nine years prior to this, he worked at Lend Lease Real Estate Investments (a/k/a The Yarmouth Group) as an investment analyst and portfolio manager where he made investments in commercial and retail property directly and through private operating companies.

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UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS. Analytic Investors, Inc.
("Analytic Investors"), 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as the fund's investment adviser. As of September 30, 2006, Analytic Investors had approximately $7.6 billion in assets under management. Analytic Investors was founded in 1970 and has served as the fund's investment adviser since inception.

Analytic Investors utilizes a team portfolio management approach. A team of investment professionals at Analytic Investors serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of the fund. Gregory McMurran and Dennis Bein oversee the team regarding the management of the fund. Under Mr. McMurran's direction, Robert Murdock serves as lead portfolio manager for futures based strategies and Scott Barker serves as lead portfolio manager for options based strategies. Under Mr. Bein's direction, Douglas Savarese served as lead portfolio manager for global equity strategies from inception through July 31, 2006. Due to the growing needs of Analytic Investors, effective August 1, 2006, Doug is the lead portfolio manager for Japanese equity strategies. David Krider serves as lead portfolio manager for global equity strategies effective August 1, 2006. Harindra de Silva heads the research efforts on behalf of the fund.

Gregory M. McMurran, Chief Investment Officer and Portfolio Manager, joined Analytic Investors in 1976. Dennis Bein, Chief Investment Officer and a Portfolio Manager, joined Analytic Investors in 1995 and has 16 years of industry experience. Robert Murdock, portfolio manager, joined Analytic Investors in 1997 and has 16 years of industry experience. Scott Barker, portfolio manager, joined Analytic Investors in 1995 and has 12 years of industry experience. Douglas Savarese, portfolio manager, joined Analytic Investors in 1999 and has 19 years of industry experience. David Krider, portfolio manager, joined Analytic Investors in June 2005 and has 5 years of industry experience. Prior to joining the firm, David was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a Research Associate at First Quadrant before leaving to start his own firm. Harindra de Silva, President and portfolio manager, joined Analytic Investors in 1995, and has 20 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception, with the exception of Messrs. Savarese and Krider.

Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2006, Wellington Management had investment management authority with respect to approximately $544 billion in assets. Wellington Management has served as the fund's investment advisor since its inception.


Wellington Management uses a team approach in its investment management decisions. Scott M. Elliott, Evan S. Grace, CFA, John R. Roberts and Trond Skramstad are primarily responsible for the day-to-day management of the fund.

Mr. Elliott, Senior Vice President and Director of Asset Allocation Strategies, is the portfolio manager responsible for making asset allocation decisions for the fund. He joined Wellington Management as an investment professional in 1994.


Mr. Grace, Vice President and Director of Asset Allocation Research, joined the firm as an investment professional in 2003. Mr. Grace is responsible for portfolio management and investment analysis relating to asset allocation decisions for the fund. Prior to joining the firm, Mr. Grace headed both the Equity Quantitative Research Group and the Asset Allocation Portfolio Management team at State Street Research from 1993 to 2003.


Mr. Roberts, Vice President and Equity Portfolio Manager, is responsible for portfolio management

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and securities analysis with respect to the equity portion of the fund's portfolio. Mr. Roberts joined Wellington Management as an investment professional in 1994.

Mr. Skramstad, Senior Vice President and Co-Director of International Equity Management, is the portfolio manager responsible for the equity portion of the fund. He joined Wellington Management as an investment professional in 1993.

Each of the fund's portfolio managers have served as such since the fund's inception.

Dividends and taxes

DIVIDENDS

UBS PACE MONEY MARKET INVESTMENTS normally declares dividends daily and pays them monthly. Shares of this fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS, UBS PACE STRATEGIC FIXED INCOME INVESTMENTS, UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS, UBS PACE GLOBAL FIXED INCOME INVESTMENTS AND UBS PACE HIGH YIELD INVESTMENTS normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS, UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS, UBS PACE REAL ESTATE SECURITIES INVESTMENTS AND UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor at UBS Financial Services Inc. Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

TAXES

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares (except UBS PACE Money Market Investments) for shares of another fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax. However, you will not recognize any gain on the sale of your shares in UBS PACE MONEY MARKET INVESTMENTS so long as it maintains a share price of $1.00.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you how you should treat its dividends for tax purposes.

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Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

As noted above, shareholders will pay the PACE Select Advisors Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means that such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 28% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings


Each equity series of the Trust will generally post on UBS Global AM's Web site at http://www.ubs.com/globalam, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, 25 days after the end of the calendar quarter.

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. Each fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

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Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).


No financial highlights are shown for UBS PACE Real Estate Securities Investments, which is expected to commence investment operations on or about November 30, 2006.

The information in the financial highlights has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-647 1568.



                                                    UBS PACE MONEY MARKET INVESTMENTS CLASS P
                                              ----------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------------
                                                2006       2005       2004       2003       2002
                                              --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR            $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                              --------   --------   --------   --------   --------
Net investment income                            0.038      0.018      0.005      0.009      0.021
Dividends from net investment income            (0.038)    (0.018)    (0.005)    (0.009)    (0.021)
                                              --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                  $   1.00   $   1.00      $1.00      $1.00      $1.00
                                              ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                        3.89%      1.80%      0.51%      0.96%      2.10%
                                              ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $342,573   $227,528   $166,067   $123,915   $112,001
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                     0.60%      0.60%      0.60%      0.57%      0.50%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                     0.99%      0.97%      0.96%      1.13%      1.43%
Net investment income to average net assets       3.89%      1.85%      0.51%      0.94%      2.03%


----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.


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Financial highlights (continued)


                                                         UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS CLASS P
                                                      ---------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED JULY 31,
                                                       --------------------------------------------------------------------
                                                         2006           2005           2004+          2003           2002
                                                       --------       --------       --------       --------       --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  13.20       $  13.06       $  12.82       $  13.09       $  12.84
                                                       --------       --------       --------       --------       --------
Net investment income                                      0.54           0.37           0.30           0.36           0.67
Net realized and unrealized gains (losses)
   from investment activities                             (0.30)          0.16           0.33          (0.18)          0.31
                                                       --------       --------       --------       --------       --------
Net increase from operations                               0.24           0.53           0.63           0.18           0.98
                                                       --------       --------       --------       --------       --------
Dividends from net investment income                      (0.56)         (0.39)         (0.39)         (0.45)         (0.68)
Distributions from net realized gains from
   investment activities                                  (0.16)            --             --             --          (0.05)
                                                       --------       --------       --------       --------       --------
Total dividends and distributions                         (0.72)         (0.39)         (0.39)         (0.45)         (0.73)
                                                       --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                           $  12.72       $  13.20       $  13.06       $  12.82       $  13.09
                                                       ========       ========       ========       ========       ========
TOTAL INVESTMENT RETURN(1)                                 1.94%          4.11%          4.97%          1.35%          7.84%
                                                       ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $384,472       $318,339       $252,716       $207,466       $201,378
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager        0.87%          0.87%          0.87%          0.83%          0.70%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager        0.96%          0.96%          1.00%          0.98%          0.93%
Net investment income to average net assets                4.22%          2.82%          2.27%          2.76%          5.18%
Portfolio turnover                                          575%           665%           805%           741%           369%


----------


+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No.133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.05%.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Financial highlights (continued)


                                                  UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS CLASS P
                                              -------------------------------------------------------------
                                                                FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------------
                                                2006         2005         2004         2003       2002 DEG.
                                              --------     --------     --------     --------     ---------
NET ASSET VALUE, BEGINNING OF YEAR            $  11.45     $  11.52     $  11.47     $  11.14     $  12.33
                                              --------     --------     --------     --------     --------
Net investment income                             0.41@        0.37@        0.33         0.36         0.77
Net realized and unrealized gains (losses)
   from investment activities                    (0.17)       (0.07)        0.05         0.34        (1.18)
                                              --------     --------     --------     --------     --------
Net increase (decrease) from operations           0.24         0.30         0.38         0.70        (0.41)
                                              --------     --------     --------     --------     --------
Dividends from net investment income             (0.41)       (0.37)       (0.33)       (0.37)       (0.78)
                                              --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                  $  11.28     $  11.45     $  11.52     $  11.47     $  11.14
                                              ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN(1)                        2.17%        2.66%        3.36%        6.34%       (3.64)%
                                              ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $346,298     $313,031     $261,390     $210,860     $161,702
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                     0.80%        0.80%        0.80%        0.77%        0.70%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                     0.81%        0.82%        0.84%        0.87%        0.82%
Net investment income to average net assets       3.64%        3.22%        2.81%        3.10%        6.45%
Portfolio turnover


----------

@    Calculated using the average month-end shares outstanding for the year.


DEG. Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

--------------------------------------------------------------------------------
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Financial highlights (continued)


                                                        UBS PACE STRATEGIC FIXED INCOME INVESTMENTS CLASS P
                                                        ----------------------------------------------------
                                                                    FOR THE YEARS ENDED JULY 31,
                                                        ----------------------------------------------------
                                                          2006       2005      2004**      2003       2002
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                      $  13.88   $  13.88   $  13.44   $  13.16   $  12.91
                                                        --------   --------   --------   --------   --------
Net investment income                                       0.64@      0.49@      0.42@      0.61@      0.61@
Net realized and unrealized gains (losses) from
   investment activities                                   (0.59)      0.34       0.42       0.25       0.26
                                                        --------   --------   --------   --------   --------
Net increase from operations                                0.05       0.83       0.84       0.86       0.87
                                                        --------   --------   --------   --------   --------
Dividends from net investment income                       (0.65)     (0.50)     (0.40)     (0.58)     (0.62)
Distributions from net realized gains from
   investment activities                                      --      (0.33)        --         --         --
Return of capital                                          (0.02)        --         --         --         --
                                                        --------   --------   --------   --------   --------
Total dividends, distributions and return  of capital      (0.67)     (0.83)     (0.40)     (0.58)     (0.62)
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                            $  13.26   $  13.88   $  13.88   $  13.44   $  13.16
                                                        ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                  0.34%      6.13%      6.31%      6.54%      6.86%
                                                        ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                         $539,286   $429,250   $347,091   $252,219   $241,140
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by manager                 0.93%      0.93%      0.93%      0.90%      0.85%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager                 0.98%      0.98%      0.99%      1.00%      0.96%
Net investment income to average net assets                 4.77%      3.51%      2.85%      4.44%      4.70%
Portfolio turnover                                           196%       147%       185%       357%       375%


----------
@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No.133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 and increase the ratio of net investment income to average net assets by 0.17%.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Financial highlights (continued)


                                                       UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS CLASS P
                                                       -----------------------------------------------------
                                                                  FOR THE YEARS ENDED JULY 31,
                                                       -----------------------------------------------------
                                                         2006        2005        2004       2003       2002
                                                       --------    --------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  12.49    $  12.56    $ 12.56    $ 12.70    $ 12.52
                                                       --------    --------    -------    -------    -------
Net investment income                                      0.42@       0.42@      0.41       0.47       0.54
Net realized and unrealized gains (losses)
   from investment activities                             (0.22)      (0.07)      0.00~     (0.14)      0.18
                                                       --------    --------    -------    -------    -------
Net increase from operations                               0.20        0.35       0.41       0.33       0.72
                                                       --------    --------    -------    -------    -------
Dividends from net investment income                      (0.42)      (0.42)     (0.41)     (0.47)     (0.54)
                                                       --------    --------    -------    -------    -------
NET ASSET VALUE, END OF YEAR                           $  12.27    $  12.49    $ 12.56    $ 12.56    $ 12.70
                                                       ========    ========    =======    =======    =======
TOTAL INVESTMENT RETURN(1)                                 1.66%       2.81%      3.29%      2.64%      5.86%
                                                       ========    ========    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $140,320    $111,908    $94,445    $69,938    $61,739
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements  by manager       0.76%       0.76%      0.76%      0.72%      0.64%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements  by manager       0.84%       0.82%      0.88%      0.84%      0.85%
Net investment income to average net assets                3.43%       3.33%      3.24%      3.69%      4.24%
Portfolio turnover                                           27%         35%        46%        42%        20%


----------
@    Calculated using the average month-end shares out standing for the year.

~    Amount represents less than $0.005 per share.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Financial highlights (continued)


                                                        UBS PACE GLOBAL FIXED INCOME INVESTMENTS CLASS P
                                                       ----------------------------------------------------
                                                                   FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------
                                                         2006       2005       2004       2003       2002+
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  11.76   $  11.74   $  11.78   $  10.91   $  10.27
                                                       --------   --------   --------   --------   --------
Net investment income                                      0.28@      0.27@      0.25@      0.30@      0.38@
Net realized and unrealized gains (losses)
   from investment activities                             (0.06)      0.52       0.70       0.92       0.67
                                                       --------   --------   --------   --------   --------
Net increase from operations                               0.22       0.79       0.95       1.22       1.05
                                                       --------   --------   --------   --------   --------
Dividends from net investment income                      (0.60)     (0.75)     (0.99)     (0.35)        --
Distributions from net realized gains
   from  investment activities                            (0.18)     (0.02)        --         --         --
Distributions from paid in capital                           --         --         --         --      (0.41)
                                                       --------   --------   --------   --------   --------
Total dividends and distributions                         (0.78)     (0.77)     (0.99)     (0.35)     (0.41)
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                           $  11.20   $  11.76   $  11.74   $  11.78   $  10.91
                                                       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                 2.11%      6.58%      8.02%     11.31%     10.52%
                                                       ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $349,676   $274,572   $203,450   $139,300   $114,790
Expenses to average net assets, net of fee
   waivers  and/or expense reimbursements by manager       1.13%      1.14%#     1.13%      1.07%      0.95%
Expenses to average net assets, before fee
   waivers  and/or expense reimbursements by manager       1.27%      1.29%#     1.32%      1.30%      1.27%
Net investment income to average net assets                2.49%      2.25%      2.07%      2.57%      3.68%
Portfolio turnover                                          175%       260%       244%       274%       328%


----------
@    Calculated using the average month-end shares outstanding for the year.


# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities per share by $0.03, and decrease the ratio of net investment income to average net assets from 3.95% to 3.68%.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Financial highlights (continued)


                                                             UBS PACE
                                                             HIGH YIELD
                                                             INVESTMENTS CLASS P
                                                             -------------------
                                                             FOR THE
                                                             PERIOD ENDED
                                                             JULY 31, 2006(a)
                                                             -------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $  9.95
                                                                 -------
Net investment income                                               0.14@
Net realized and unrealized loss from investment activities        (0.09)
                                                                 -------
Net increase from operations                                        0.05
                                                                 -------
Dividends from net investment income                               (0.19)
                                                                 -------
NET ASSET VALUE, END OF PERIOD                                   $  9.81
                                                                 =======
TOTAL INVESTMENT RETURN(1)                                          0.56%
                                                                 =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $11,103
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager                 1.10%*
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager                 8.16%*
Net investment income to average net assets                         6.34%*
Portfolio turnover                                                    39%


----------

*    Annualized.

@    Calculated using average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figure does not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

--------------------------------------------------------------------------------
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Financial highlights (continued)


                                                                UBS PACE LARGE CO VALUE EQUITY INVESTMENTS CLASS P
                                                             -------------------------------------------------------
                                                                           FOR THE YEARS ENDED JULY 31,
                                                             -------------------------------------------------------
                                                                2006        2005        2004       2003       2002
                                                             ----------   --------    --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                           $    20.66   $  17.58    $  15.40   $  14.84   $  17.54
                                                             ----------   --------    --------   --------   --------
Net investment income                                              0.28@      0.26@       0.19       0.17       0.15
Net realized and unrealized gains (losses)
   from investment activities                                      2.16       3.07        2.18       0.57      (2.71)
                                                             ----------   --------    --------   --------   --------
Net increase (decrease) from operations                            2.44       3.33        2.37       0.74      (2.56)
                                                             ----------   --------    --------   --------   --------
Dividends from net investment income                              (0.25)     (0.25)      (0.19)     (0.18)     (0.14)
Distributions from net realized gains  from
   investment activities                                          (0.47)        --          --         --         --
                                                             ----------   --------    --------   --------   --------
Total dividends and distributions                                 (0.72)     (0.25)      (0.19)     (0.18)     (0.14)
                                                             ----------   --------    --------   --------   --------
NET ASSET VALUE, END OF YEAR                                 $    22.38   $  20.66    $  17.58   $  15.40   $  14.84
                                                             ==========   ========    ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                        12.07%     19.03%      15.40%      5.09%    (14.68)%
                                                             ==========   ========    ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                              $1,078,221   $837,901    $598,934   $400,188   $338,732
Expenses to average net assets, net  of fee waivers and/or
   expense reimbursements by and recoupments to manager            0.86%      0.91%~      0.96%      0.97%      0.89%
Expenses to average net assets, before  fee waivers and/or
   expense reimbursements by manager                               0.99%      1.03%       1.06%      1.07%      1.03%
Net investment income to average net assets                        1.30%      1.38%~      1.21%      1.24%      0.96%
Portfolio turnover                                                   95%        74%         73%        72%        79%


----------
@    Calculated using the average month-end shares outstanding for the year.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Financial highlights (continued)


                                                                  UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS CLASS P
                                                                 ------------------------------------------------------
                                                                              FOR THE YEARS ENDED JULY 31,
                                                                 ------------------------------------------------------
                                                                   2006        2005        2004       2003+      2002
                                                                 --------    --------    --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                               $  16.02    $  13.62    $  12.85   $  11.53   $  16.88
                                                                 --------    --------    --------   --------   --------
Net investment income (loss)                                         0.02@       0.03@     (0.02)@      0.03)@     0.04)@
Net realized and unrealized gains (losses)
   from investment activities                                       (0.05)       2.37        0.79       1.35      (5.31)
                                                                 --------    --------    --------   --------   --------
Net increase (decrease) from operations                             (0.03)       2.40        0.77       1.32      (5.35)
                                                                 --------    --------    --------   --------   --------
Dividends from net investment income                                (0.02)         --          --         --         --
                                                                 --------    --------    --------   --------   --------
NET ASSET VALUE, END OF YEAR                                     $  15.97    $  16.02    $  13.62   $  12.85   $  11.53
                                                                 ========    ========    ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                          (0.20)%     17.62%       5.99%     11.45%    (31.69)%
                                                                 ========    ========    ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                  $945,358    $780,687    $546,373   $389,805   $299,959
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by and recoupments to manager       0.95%~      0.97%~      1.00%      1.01%      0.91%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager                  1.00%       1.01%       1.05%      1.10%      1.05%
Net investment income (loss) to average net assets                   0.12%~      0.18%~     (0.18)%    (0.22)%    (0.28)%
Portfolio turnover                                                     64%         79%         82%       107%        57%


----------


+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.


@    Calculated using the average month-end shares outstanding for the year.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Financial highlights (continued)


                                                        UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS CLASS P
                                                      -------------------------------------------------------------
                                                                       FOR THE YEARS ENDED JULY 31,
                                                      -------------------------------------------------------------
                                                        2006#        2005         2004         2003          2002
                                                      --------     --------     --------     --------      --------
NET ASSET VALUE, BEGINNING OF YEAR                    $  22.02     $  19.78     $  16.58     $  16.14      $  17.02
                                                      --------     --------     --------     --------      --------
Net investment income (loss)                            (0.00)+@      (0.02)@      (0.03)@      (0.00)+@       0.02
Net realized and unrealized gains (losses)
   from investment activities                            (0.83)        4.31         3.23         1.58         (0.81)
                                                      --------     --------     --------     --------      --------
Net increase (decrease) from operations                  (0.83)        4.29         3.20         1.58         (0.79)
                                                      --------     --------     --------     --------      --------
Dividends from net investment income                        --           --           --           --         (0.07)
Distributions from net realized gains from
   investment activities                                 (3.88)       (2.05)          --        (1.14)        (0.02)
                                                      --------     --------     --------     --------      --------
Total dividends and distributions                        (3.88)       (2.05)          --        (1.14)        (0.09)
                                                      --------     --------     --------     --------      --------
NET ASSET VALUE, END OF YEAR                          $  17.31     $  22.02     $  19.78     $  16.58      $  16.14
                                                      ========     ========     ========     ========      ========
TOTAL INVESTMENT RETURN(1)                               (3.95)%      22.55%       19.30%       11.18%        (4.67)%
                                                      ========     ========     ========     ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $387,514     $366,083     $277,254     $204,028      $179,315
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager       1.16%        1.16%        1.16%        1.11%         0.99%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager       1.18%        1.17%        1.20%        1.25%         1.10%
Net investment income (loss) to average  net assets      (0.03)%      (0.10)%      (0.17)%      (0.01)%        0.12%
Portfolio turnover                                          81%          55%          36%          32%           44%


----------

# A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.


@    Calculated using the average month-end shares outstanding for the year.


+    Amount of loss represents less than $0.005 per share.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Financial highlights (continued)


                                                      UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS CLASS P
                                                     ------------------------------------------------------------
                                                                     FOR THE YEARS ENDED JULY 31,
                                                     ------------------------------------------------------------
                                                       2006+        2005         2004         2003         2002
                                                     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                   $  17.72     $  14.22     $  13.18     $  10.88     $  13.67
                                                     --------     --------     --------     --------     --------
Net investment loss                                     (0.10)@      (0.11)@      (0.10)@      (0.06)@      (0.07)@
Net realized and unrealized gains (losses)
   from investment activities                           (0.58)        3.67         1.14         2.36        (2.72)
                                                     --------     --------     --------     --------     --------
Net increase (decrease) from operations                 (0.68)        3.56         1.04         2.30        (2.79)
                                                     --------     --------     --------     --------     --------
Distributions from net realized gains
   from investment activities                           (2.37)       (0.06)          --           --           --
                                                     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                         $  14.67     $  17.72     $  14.22     $  13.18     $  10.88
                                                     ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN(1)                              (4.05)%      25.08         7.89%       21.14%      (20.41)%
                                                     ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $380,197     $356,839     $262,516     $216,911     $177,119
Expenses to average net assets, net of fee waivers
   and/or expense  reimbursements by manager             1.13%        1.13%        1.13%        1.09%        0.98%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager              1.18%        1.18%        1.17%        1.22%        1.11%
Net investment loss to average net assets               (0.59)%      (0.72)%      (0.65)%      (0.57)%      (0.56)%
Portfolio turnover                                        134%          60%          85%          50%          48%


----------

+ A portion of the investment advisory function for this Portfolio was transferred from Delaware Management, Co., Inc. to ForstmannLeff LLC and Riverbridge Partners, LLC on October 1, 2005.


@    Calculated using the average month-end shares outstanding for the year.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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Financial highlights (continued)


                                                              UBS PACE INTERNATIONAL EQUITY INVESTMENTS CLASS P
                                                             ----------------------------------------------------
                                                                         FOR THE YEARS ENDED JULY 31,
                                                             ----------------------------------------------------
                                                               2006     2005DEG.   2004DEG.     2003       2002
                                                             --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                           $  15.46   $  12.96   $  10.36   $  10.08   $  12.59
                                                             --------   --------   --------   --------   --------
Net investment income                                            0.37@      0.27@      0.09@      0.11       0.06
Net realized and unrealized gains (losses)
   from investment activities                                    3.48       2.34       2.59       0.20      (2.43)
                                                             --------   --------   --------   --------   --------
Net increase (decrease) from operations                          3.85       2.61       2.68       0.31      (2.37)
                                                             --------   --------   --------   --------   --------
Dividends from net investment income                            (0.28)     (0.11)     (0.08)     (0.03)     (0.14)
                                                             --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                                 $  19.03   $  15.46   $  12.96   $  10.36   $  10.08
                                                             ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                      25.17%     20.16%     25.93%      3.10%    (18.93)%
                                                             ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                              $900,603   $625,091   $425,956   $250,224   $203,148
Expenses to average net assets, net of fee  waivers and/or
   expense reimbursements by and recoupments to manager          1.17%      1.24%+     1.30%      1.35%+     1.30%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                             1.17%      1.24%      1.30%      1.31%      1.34%
Net investment income to average net assets                      2.09%      1.83%+     0.73%      1.21%+     0.52%
Portfolio turnover                                                 52%        39%       117%        88%       109%


----------

DEG. A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.


@    Calculated using the average month-end shares outstanding for the year.


+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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Financial highlights (continued)


                                                                              UBS PACE INTERNATIONAL
                                                                 EMERGING MARKETS EQUITY INVESTMENTS CLASS P
                                                             ---------------------------------------------------
                                                                        FOR THE YEARS ENDED JULY 31,
                                                             ---------------------------------------------------
                                                               2006      2005DEG.     2004     2003DEG.   2002
                                                             --------    --------   --------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                           $  15.25    $  10.64   $   8.94   $  7.79   $  8.02
                                                             --------    --------   --------   -------   -------
Net investment income                                            0.21@       0.17@      0.04@     0.07@     0.01
Net realized and unrealized gains (losses)
   from investment activities                                    3.13        4.45       1.66      1.08     (0.24)
                                                             --------    --------   --------   -------   -------
Net increase (decrease) from operations                          3.34        4.62       1.70      1.15     (0.23)
                                                             --------    --------   --------   -------   -------
Dividends from net investment income                            (0.15)      (0.01)        --        --        --
                                                             --------    --------   --------   -------   -------
NET ASSET VALUE, END OF YEAR                                 $  18.44    $  15.25   $  10.64   $  8.94   $  7.79
                                                             ========    ========   ========   =======   =======
TOTAL INVESTMENT RETURN(1)                                      21.98%      43.46%     19.02%    14.76%    (2.87)%
                                                             ========    ========   ========   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                              $259,321    $199,403   $117,746   $78,462   $62,376
Expenses to average net assets, net of fee waivers and/or
   expense  reimbursements by and recoupments  to manager        1.98%~      2.00%      2.00%     1.84%     1.50%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                             1.98%       2.05%      2.08%     2.30%     2.18%
Net investment income to average net assets                      1.20%~      1.28%      0.37%     0.98%     0.13%
Portfolio turnover                                                 84%        119%       128%      214%      129%


----------

DEG. Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap.

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Financial highlights (concluded)


                                                             UBS PACE
                                                             ALTERNATIVE
                                                             STRATEGIES
                                                             INVESTMENTS CLASS P
                                                             -------------------
                                                             FOR THE
                                                             PERIOD ENDED
                                                             JULY 31, 2006(a)
                                                             -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.01
                                                                 -------
Net investment income                                               0.03@
Net realized and unrealized loss from investment activities        (0.10)
                                                                 -------
Net decrease from operations                                       (0.07)
                                                                 -------
NET ASSET VALUE, END OF PERIOD                                   $  9.94
                                                                 =======
TOTAL INVESTMENT RETURN(1)                                         (0.70)%
                                                                 =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $46,920
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by manager including
   interest expense for securities sold short                       1.90%*
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager including
   interest expense for securities sold short                       4.12%*
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by manager excluding
   interest expense for securities sold short                       1.70%*
Net investment income to average net assets                         1.47%*
Portfolio turnover                                                    54%


----------

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figure does not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

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Appendix A

INTRODUCTORY NOTE:

THIS APPENDIX IS PROVIDED FOR ERISA ACCOUNTS PURSUANT TO CONDITIONS IMPOSED BY A GRANT OF INDIVIDUAL EXEMPTIONS BY THE DEPARTMENT OF LABOR.

THE NOTICE OF PROPOSED EXEMPTION AND RELATED GRANT OF INDIVIDUAL EXEMPTIONS REPRODUCED BELOW DATE FROM 1996. THE FACTUAL INFORMATION CONTAINED THEREIN WAS ACCURATE AS OF THAT TIME; HOWEVER, THE FUNDS HAVE CHANGED OVER THE YEARS. THE INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS IS MORE CURRENT AND SHOULD BE RELIED UPON WHERE THERE ARE DIFFERENCES. FOR EXAMPLE:

     -    THE NAME OF THE TRUST IS NOW UBS PACE SELECT ADVISORS TRUST;

     - MITCHELL HUTCHINS ASSET MANAGEMENT INC.'S ROLE HAS BEEN TAKEN OVER BY ITS SISTER COMPANY, UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. AND PAINEWEBBER INCORPORATED IS NOW UBS FINANCIAL SERVICES INC.;

     - PAINEWEBBER MANAGED ACCOUNTS SERVICES (PMAS) IS NOW KNOWN AS ADVISORY AND CONSULTING SERVICES DEPARTMENT (ACS) OF UBS FINANCIAL SERVICES INC.; AND

     - CERTAIN FEE ARRANGEMENTS HAVE CHANGED, NEW FUNDS HAVE BEEN ESTABLISHED AND A NUMBER OF SUB-ADVISORS HAVE BEEN REPLACED.

           THIS DOCUMENT HAS BEEN PREPARED BY PAINEWEBBER INCORPORATED
        AS A COPY OF THE NOTICE THAT APPEARED IN THE (FEDERAL REGISTER ON
               FRIDAY, MARCH 22, 1996 (VOL. 61, N0. 57 AT 11882).

PAINEWEBBER INCORPORATED (PAINEWEBBER)
LOCATED IN NEW YORK, NY                                [Application No. D-09818]

PROPOSED EXEMPTION

Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10,
1990).(1)

Section I. Covered Transactions

If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not

----------
(1) For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.


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apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed
Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This proposed exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40
     Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

     (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

          (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation


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               paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

          (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

          (C)  An investor questionnaire.

          (D) A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

          (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

          (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Sub-Advisers.

          (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

     (2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will--

          (A) Make copies of the foregoing documents available to Directing Participants.

          (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

     (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

     (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

          (A)  Independent of PaineWebber and its affiliates;

          (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

          (C) Able to make an informed decision concerning participation in the PACE Program.

     (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is--

          (A)  Independent of PMAS and its affiliates;

          (B) Capable of making an independent decision regarding the investment of Plan assets;


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          (C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

          (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

     (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

     (2)  Telephone quotations from PaineWebber of such Plan's account balance.

     (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

     (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

     (5) A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

     (6)  A statement, furnished at least quarterly or annually, specifying--

          (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

          (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

          (C) The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

          (D) The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     (7) Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs
     (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to


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     the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

     (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

     (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

     (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

     (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

     (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

     (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs
          (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes--

     (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

     (2)  Any officer, director or partner in such person, and


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     (3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

     (1) A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

     (2)  A participant in a Keogh Plan;

     (3) An individual covered under a self-directed IRA which invests in Trust shares;

     (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

     (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

     Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

SUMMARY OF FACTS AND REPRESENTATIONS

1.   The parties to the transactions are as follows:

     (a) PAINEWEBBER GROUP (PAINE WEBBER GROUP), located in New York, New York, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

     (b) PAINEWEBBER, whose principal executive offices are located in New York, New York, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

     (c) PMAS, located in Weehawken, New Jersey is responsible for individual investor account


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          management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

     (d) MITCHELL HUTCHINS, which is located in New York, New York, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

     (e) STATE STREET BANK AND TRUST COMPANY (STATE STREET), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

     (f) PFPC, INC. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2. The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and US Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share.


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UBS Global Asset Management                                                  A-7

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     Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3. Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.(2) Such shares are being offered by PaineWebber at no load, to participants in the PACE Program. The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

     To participate in the PACE Program, each investor must open a brokerage account with PaineWebber.(3) The minimum initial investment in the PACE Program is $10,000.

     Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

     The applicants represent that the initial purchase of shares in the Trust by a Plan participating in

----------
(2) As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors.

     However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

(3) According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

     As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

(4) The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.


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     the PACE Program may give rise to a prohibited transaction where
     PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

     Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.(5) No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.

4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5. Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value(6) and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Sub-Advisers who will exercise investment discretion with respect to the assets of each Portfolio.(7)

     The Sub-Advisers will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio)

----------
(5) PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption
     (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

(6) The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

(7) Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, Mitchell Hutchins will consider, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether a Sub-Adviser's contract should be continued.


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UBS Global Asset Management                                                  A-9

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     on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Sub-Advisers, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Sub-Advisers will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

     The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrat services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6. Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

     In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by the Independent Fiduciary. The applicants recognize that Section 404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.(8)

----------
(8) The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under


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7.   Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

     PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

     In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that are tailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

     After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8. Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

     In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

     In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the

----------
     the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

     Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.


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     arrangement negotiated between PMAS and the Independent Fiduciary, a
     PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.(9)

9. If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (E.G., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets,
     (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

     With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is
     (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

10. After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,(10) PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to fthe suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and drafting investment objectives,
     (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

     An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (E.G., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset allocation, PaineWebber reserves the right to impose reasonable limitations.

11. Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio; (b) daily

----------
(9) The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

(10) In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.


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     telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account; and (d) a quarterly, written investment performance monitoring report.

     The monthly account statement will include, among other information: (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)(11);
     (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are being met, and (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

     With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and (b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

     In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12. Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically

----------
(11) The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.


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UBS Global Asset Management                                                 A-13

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UBS PACE SELECT ADVISORS TRUST
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     rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmission by the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

     It is currently anticipated that screening will be performed quarterly with respect to the PACE Program accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.(12) The threshold for triggering rebalancing is a percentage (presently, 21/2 percent) that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

     The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13. PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMAS. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a
     Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing

----------
(12) Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.


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A-14                                                 UBS Global Asset Management

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     service available to Directing Participants. Under such circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

     Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.(13) Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan under the PACE Program to violate section 408(b)(2) of the Act.

14. Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMAS. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption request.(14) In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments Portfolio) that may be affiliated with PaineWebber.(15) In the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a
     Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

     Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account

----------
(13) In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement: "Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

(14) PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker-dealers.

(15) The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.


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UBS Global Asset Management                                                 A-15

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     in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.(16)

15. Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

     With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Sub-Adviser, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16. Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Sub-Advisers. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Sub-Advisers will be disclosed in the Trust Prospectus.

17. As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.(17) In this regard, for its services under the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than 1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (E.G., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.(18) In the case of Plans, the outside fee may be paid by the Plan or the Plan

----------
(16) The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

(17) The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

(18) PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.


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A-16                                                 UBS Global Asset Management

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     sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

     For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

     If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

     In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.19 From these management fees, Mitchell Hutchins will compensate the applicable Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Sub-Adviser, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

18. The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Sub-Advisers are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Sub-Adviser are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Sub-Adviser with respect to a Portfolio will equal the total management fee paid by that Portfolio.

                                 MH                              MH
                                 MANAGEMENT      SA RETAINED     RETAINED FEE
PORTFOLIO                        FEE (PRECENT)   FEE (PRECENT)   (PERCENT)
---------                        -------------   -------------   ---------------
PACE Money Market Investments         .15             .00              .15
PACE Government Securities
   Fixed Income Investments           .50             .25              .25
PACE Intermediate Fixed
   Income Investments                 .40             .20              .20

----------
19 The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.


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UBS Global Asset Management                                                 A-17

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                                 MH                              MH
                                 MANAGEMENT      SA RETAINED     RETAINED FEE
PORTFOLIO                        FEE (PRECENT)   FEE (PRECENT)   (PERCENT)
---------                        -------------   -------------   ---------------
PACE Strategic Fixed Income
   Investments                        .50             .25              .25
PACE Municipal Fixed Income
   Investments                        .40             .20              .20
PACE Global Fixed Income
   Investments                        .60             .35              .25
PACE Large Company Value
   Equity Investments                 .60             .30              .30
PACE Large Company Growth
   Equity Investments                 .60             .30              .30
PACE Small/Medium Company
   Value Equity Investments           .60             .30              .30
PACE Small/Medium Company
   Growth Equity Investments          .60             .30              .30
PACE International Equity
   Investments                        .70             .40              .30
PACE International Emerging
   Markets Investments                .90             .50              .40

     PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.(20)

     The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19. The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

     Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent; (4) PACE Small/Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee .30 percent.

     Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

                                            MAXIMUM         OUTSIDE
                                 AMOUNT     OUTSIDE         QUARTERLY
PORTFOLIO                        INVESTED   QUARTERLY FEE   FEE
---------                        --------   -------------   -----------
PACE Money Market Investments     $   50      1.50% (.25)     $0.1875
PACE Intermediate
   Fixed Income Investments          200      1.50% (.25)       .7500
PACE Large Company Value
   Equity Investments                250      1.50% (.25)       .9375
PACE Small/Medium  Company
   Growth Equity Investments         250      1.50% (.25)       .9375
PACE International Equity
   Investments                       250      1.50% (.25)       .9375
                                  ------     -----------      -------
Total Outside Fee Per Quarter      1,000              --       3.7500

     Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a

----------
(20) PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).


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A-18                                                 UBS Global Asset Management

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     Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                 MH             MAXIMUM     REDUCTION
                                 RETAINED FEE   MH FEE      FACTOR
PORTFOLIO                        (PERCENT)      (PERCENT)   (PERCENT)
---------                        ------------   ---------   ---------
PACE Money Market Investments         .15          .15         .00
PACE Government Securities
   Fixed Income Investments           .25          .20         .05
PACE Intermediate Fixed
   Income Investments                 .20          .20         .00
PACE Strategic Fixed Income
   Investments                        .25          .20         .05
PACE Municipal Fixed Income
   Investments                        .20          .20         .00
PACE Global Fixed Income
   Investments                        .25          .20         .05
PACE Large Company Value
   Equity Investments                 .30          .20         .10
PACE Large Company Growth
   Equity  Investments                .30          .20         .10
PACE Small/Medium Company
   Value Equity Investments           .30          .20         .10
PACE Small/Medium Company
   Growth Equity Investments          .30          .20         .10
PACE International Equity
   Investments                        .30          .20         .10
PACE International Emerging
   Markets Investments                .40          .20         .20

     Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:

          (.25)[($250).10% + ($250).10% +
          ($250).10%] = $0.1875 or $.19.

     In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:

          $3.75 - $.19 = $3.56.

     The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g., November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).(21) A Plan

----------
(21) PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.


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UBS Global Asset Management                                                 A-19

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     investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.

     Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and (b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:

          $3.56 (net outside fee)+(.25)
          [($50+$200+$250+$250+$250).20%]
          (administrative services fee)+(.25)

          [($50).15% + ($200).20% + ($250 + $250
          + $250).30%] (inside fee) = $4.74.

     Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:

          4 (($4.74) = $18.96 or 1.89% per $1,000 invested.

20. PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.

21. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.

22. In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:

     (a) The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.

     (b) An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.

     (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.

     (d) Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.

     (e) PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.


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A-20                                                 UBS Global Asset Management

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     (f)  With the exception of Mitchell Hutchins which will manage the PACE
          Money Market Investments Portfolio, any Sub-Adviser appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its affiliates.

     (g) The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins for administrative services will be retained by Mitchell Hutchins and will not be offset against the outside fee.

     (h) Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.

     (i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 FEDERAL REGISTER VOL. 61, NO. 148           WEDNESDAY, JULY 31, 1996

[PROHIBITED TRANSACTION EXEMPTION 96-59; EXEMPTION APPLICATION NO.
D-09818, ET AL.]                                                         NOTICES

GRANT OF INDIVIDUAL EXEMPTIONS; PAINEWEBBER INCORPORATED

Agency: Pension and Welfare Benefits Administration, Labor.

ACTION: GRANT OF INDIVIDUAL EXEMPTIONS.
--------------------------------------------------------------------------------

SUMMARY: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

     Notices were published in the FEDERAL REGISTER of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Department in Washington, D.C.. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests


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for a hearing, unless otherwise stated, were received by the Department.

     The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.

STATUTORY FINDINGS

In accordance with section 408(a) of the Act and/or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:

(a)  The exemptions are administratively feasible;

(b) They are in the interests of the plans and their participants and beneficiaries; and

(c) They are protective of the rights of the participants and beneficiaries of the plans.

PAINEWEBBER INCORPORATED (PAINEWEBBER), LOCATED IN NEW YORK, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]

EXEMPTION

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

     In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

     This exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40
     Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.


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(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

     (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

          (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

          (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

          (C)  An investor questionnaire.

          (D) A written analysis of PMAS's asset allocation recommendation of specific Portfolios.

          (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

          (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

          (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.


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     (2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will--

          (A) Make copies of the foregoing documents available to Directing Participants.

          (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

     (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.

     (4) With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (I.E., the Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

          (A)  Independent of PaineWebber and its affiliates;

          (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

          (C) Able to make an informed decision concerning participation in the PACE Program.

     (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is

          (A)  Independent of PMAS and its affiliates;

          (B) Capable of making an independent decision regarding the investment of Plan assets;

          (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

          (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

     (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

     (2) Telephone access to quotations from PaineWebber of such Plan's account balance.

     (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

     (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.


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     (5)  A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

     (6)  A statement, furnished at least quarterly or annually, specifying--

          (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

          (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

          (C) The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

          (D) The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     (7) Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

     (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and


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     (2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

          (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

          (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

          (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

          (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs
          (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes--

     (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

     (2)  Any officer, director or partner in such person, and

     (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

     (1) A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;

     (2)  A participant in a Keogh Plan;

     (3) An individual covered under a self-directed IRA which invests in Trust shares;

     (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

     (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction


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          as contemplated by Section 404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

EFFECTIVE DATE: This exemption will be effective as of August 18, 1995.

For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882.

WRITTEN COMMENTS

The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.

(1)  SECTION 403(b) PLAN PARTICIPATION. In addition to IRAs, Keogh Plans,
     Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in Section I, in the conditional language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.

(2) AVAILABLE PORTFOLIOS. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section 404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

The Department has made the change requested by the Applicants.

     (3)  INDEPENDENT FIDUCIARY ROLE. With respect to a Section 404(c) Plan,
          Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise Section II(j)(4) of the Notice to read as follows:

     (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).


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The Department has amended the Notice in this regard.

     (4) DIRECTING PARTICIPANT DISCLOSURE. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the Department modify Section II(l) of the Notice.

The Department has amended Section II(1) of the Notice to read as follows:

(1) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

     (5) DESCRIPTION OF PAINEWEBBER GROUP AND PAINEWEBBER. Representation 1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.

The Department has revised the language in Representation 1(b) of the Summary as follows:

     PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

     (6) NET ASSET VALUE PER SHARE. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.

Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:

With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.

     (7)  MINIMUM INVESTMENTS. The second paragraph of Representation 3 of the


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          Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.

The Department has revised part of Representation 3 to read as follows:

     *** The minimum initial investment in the PACE Program currently is $25,000 (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).

     (8) VALUATION OF PORTFOLIO SHARES. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) each business day, the Applicants request that the Department modify Footnote 10 of the Summary.

The Department has modified Footnote 10 to read as follows:

The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4 p.m., Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:

     *** The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid de minimus transactions.

     (9) PAYMENT OF REDEMPTION PROCEEDS. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption proceeds for credit to an investor's account within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.

The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph two of Representation 17 and in the first sentence of paragraph three of Representation 17.

     (10) Brokerage Commission Information. Representation 22(i) of the Summary states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/or its affiliates or to unrelated parties. The Applicants have requested that the


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          Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.

The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:

(i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***

After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, US Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone
(202) 219-8881. (This is not a toll-free number.)


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PRIVACY NOTICE
THIS IS NOT A PART OF THE PROSPECTUS.

THE UBS PACE FUNDS PRIVACY NOTICE

THIS NOTICE DESCRIBES THE PRIVACY POLICY OF THE UBS FAMILY OF FUNDS, THE UBS PACE FUNDS AND ALL CLOSED-END FUNDS MANAGED BY UBS GLOBAL ASSET MANAGEMENT (COLLECTIVELY, THE "FUNDS"). THE FUNDS ARE COMMITTED TO PROTECTING THE PERSONAL INFORMATION THAT THEY COLLECT ABOUT INDIVIDUALS WHO ARE PROSPECTIVE, CURRENT OR FORMER INVESTORS.

THE FUNDS COLLECT PERSONAL INFORMATION IN ORDER TO PROCESS REQUESTS AND TRANSACTIONS AND TO PROVIDE CUSTOMER SERVICE. PERSONAL INFORMATION, WHICH IS OBTAINED FROM APPLICATIONS, MAY INCLUDE NAME(S), ADDRESS, SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER, BANK ACCOUNT INFORMATION, OTHER FUND HOLDINGS AND ANY AFFILIATION THE PERSON HAS WITH UBS FINANCIAL SERVICES INC. OR ITS SUBSIDIARIES ("PERSONAL INFORMATION").

THE FUNDS LIMIT ACCESS TO PERSONAL INFORMATION TO THOSE INDIVIDUALS WHO NEED TO KNOW THAT INFORMATION IN ORDER TO PROCESS TRANSACTIONS AND SERVICE ACCOUNTS. THESE INDIVIDUALS ARE REQUIRED TO MAINTAIN AND PROTECT THE CONFIDENTIALITY OF PERSONAL INFORMATION. THE FUNDS MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS TO PROTECT PERSONAL INFORMATION.

THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH THEIR AFFILIATES, INCLUDING UBS FINANCIAL SERVICES INC. AND UBS AG, FOR MARKETING AND OTHER BUSINESS PURPOSES, SUCH AS TO FACILITATE THE SERVICING OF ACCOUNTS.

THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH A NON-AFFILIATED THIRD PARTY IF THE ENTITY IS UNDER CONTRACT TO PERFORM TRANSACTION PROCESSING OR TO SERVICE AND MAINTAIN SHAREHOLDER ACCOUNTS ON BEHALF OF THE FUNDS AND OTHERWISE AS PERMITTED BY LAW. ANY SUCH CONTRACT WILL INCLUDE PROVISIONS DESIGNED TO ENSURE THAT THE THIRD PARTY WILL UPHOLD AND MAINTAIN PRIVACY STANDARDS WHEN HANDLING PERSONAL INFORMATION. THE FUNDS MAY ALSO DISCLOSE PERSONAL INFORMATION TO REGULATORY AUTHORITIES AS REQUIRED BY APPLICABLE LAW.

EXCEPT AS DESCRIBED IN THIS PRIVACY NOTICE, THE FUNDS WILL NOT USE PERSONAL INFORMATION FOR ANY OTHER PURPOSE UNLESS THE FUNDS DESCRIBE HOW SUCH PERSONAL INFORMATION WILL BE USED AND CLIENTS ARE GIVEN AN OPPORTUNITY TO DECLINE APPROVAL OF SUCH USE OF PERSONAL INFORMATION RELATING TO THEM.

THE FUNDS ENDEAVOR TO KEEP THEIR CUSTOMER FILES COMPLETE AND ACCURATE. THE FUNDS SHOULD BE NOTIFIED IF ANY PERSONAL INFORMATION NEEDS TO BE CORRECTED OR UPDATED. PLEASE CALL 1-800-647-1568 WITH ANY QUESTIONS OR CONCERNS REGARDING YOUR PERSONAL INFORMATION OR THIS PRIVACY NOTICE.

                                 PRIVACY NOTICE
                      THIS IS NOT A PART OF THE PROSPECTUS.

UBS PACE(SM) Select Advisor Trust

Prospectus

November 30, 2006


TICKER SYMBOLS

UBS PACE Money Market Investments                     PCEXX
UBS PACE Government Securities Fixed Income
Investments                                           PCGTX
UBS PACE Intermediate Fixed Income Investments        PCIFX
UBS PACE Strategic Fixed Income Investments           PCSIX
UBS PACE Municipal Fixed Income Investments           PCMNX
UBS PACE Global Fixed Income Investments              PCGLX
UBS PACE High Yield Investments                       PHYPX
UBS PACE Large Co Value Equity Investments            PCLVX
UBS PACE Large Co Growth Equity Investments           PCLCX
UBS PACE Small/Medium Co Value Equity Investments     PCSVX
UBS PACE Small/Medium Co Growth Equity  Investments   PCSGX
UBS PACE International Equity Investments             PCIEX
UBS PACE International Emerging Markets Equity
Investments                                           PCEMX
UBS PACE Real Estate Securities Investments           PREQX
UBS PACE Alternative Strategies Investments           PASPX

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year. Each fund makes its annual and semiannual reports available free on its Web site at http://www.ubs.com.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. You may also request other information about the funds and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.


You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-800-SEC 0330. You can get copies of reports and other information about the funds:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov


[UBS Global Asset Management LOGO]

UBS PACE Select Advisors Trust
Investment Company Act File No. 811-8764

(C) 2006 UBS Global Asset Management (Americas) Inc.
All rights reserved.

[UBS Global Asset Management LOGO]

UBS PACE(SM) MONEY MARKET INVESTMENTS
Prospectus


November 30, 2006


This prospectus offers shares of UBS PACE Money Market Investments, a series of UBS PACE Select Advisors Trust, to participants in the PACE(SM) Multi Advisor Program. The PACE(SM) Multi Advisor Program is designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

----------------------------------------------------
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
----------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Contents


THE FUND
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUND

Investment objective, strategies and risks                            Page  3
Performance                                                           Page  4
Expenses and fee tables                                               Page  5
More about risks and investment strategies                            Page  6

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Managing your fund account                                            Page  7
--Buying shares                                                       Page  7
--The PACE(SM) Multi Advisor Program                                  Page  7
--The PACE Multi Advisor Program Fee                                  Page  7
--Selling shares                                                      Page  8
--Additional information about your account                           Page  8
--Pricing and valuation                                               Page  9

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUND

Management                                                            Page  9
Dividends and taxes                                                   Page 10
Disclosure of portfolio holdings                                      Page 10
Financial highlights                                                  Page 11
Where to learn more about the fund                                    Back Cover


          ----------------------------------------------------------
          THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
          ----------------------------------------------------------


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Investment objective, strategies and risks

FUND OBJECTIVE

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include long-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (E.G., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


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UBS Global Asset Management                                                    3

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UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE(SM) Multi Advisor Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE(SM) Multi Advisor Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
     1996           5.05%
     1997           5.27%
     1998           5.21%
     1999           4.85%
     2000           6.08%
     2001           3.93%
     2002           1.48%
     2003           0.62%
     2004           0.81%
     2005           2.69%


Total return January 1 to September 30, 2006--3.30%


Best quarter during calendar years shown: 4th quarter, 2000--1.57%


Worst quarters during calendar years shown: 3rd and 4th quarters, 2003, and 1st quarter, 2004--0.12%



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)



                                       3-MONTH
                                    TREASURY BILL
                     CLASS P           INDEX*
                -----------------   -------------
One Year              1.16%             3.00%
Five Years            0.38%             2.21%
Ten Years             2.04%             3.72%


----------


*    Reflects no deduction for fees or expenses.



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UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
   price)                                                                  None
Maximum Deferred Sales Charge (Load) (as a % of offering price)            None
Maximum Annual Account Fee for PACE(SM) Multi Advisor Program (as a % of
   average value of shares held on the last calendar day of the previous
   quarter)                                                                1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):


Management Fees                                                            0.15%
Distribution and/or Service (12b-1) Fees                                   None
Other Expenses*                                                            0.84%
                                                                           ----
Total Annual Fund Operating Expenses                                       0.99%
                                                                           ====
Management fee waiver/Expense Reimbursements**                             0.39%
                                                                           ----
Net Expenses**                                                             0.60%
                                                                           ====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's ordinary net expenses through December 1, 2007 (excluding interest expenses, if any) would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE(SM) Multi Advisor Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $213      $738     $1,291    $2,797


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates, assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

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More about risks and investment strategies

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in money market instruments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

GOVERNMENT SECURITIES RISK. Various types of US government securities have different levels of credit risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. The fund may invest in securities in any of these categories. The fund may invest in securities issued by government-sponsored enterprises that, although chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the US government. For example, debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Banks ("FHLBs"), are neither insured nor guaranteed by the US government.

ADDITIONAL RISK


STRUCTURED SECURITY RISK. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.


ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on its assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.


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UBS PACE MONEY MARKET INVESTMENTS
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Managing your fund account

BUYING SHARES

If you are a participant in the PACE(SM) Multi Advisor Program, you may buy shares of the fund through a managed account maintained with UBS Financial Services Inc. Payment for investments made through the PACE(SM) Multi Advisor Program is made by debiting this account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary PACE(SM) Multi Advisor Program documentation and made an asset allocation decision. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc. headquarters.

The fund, UBS Financial Services Inc. and UBS Global AM have the right to reject a purchase order and to suspend the offering of the fund's shares for a period of time or permanently.

THE PACE(SM) MULTI ADVISOR PROGRAM

The PACE(SM) Multi Advisor Program is described in detail in the PACE(SM) Multi Advisor Disclosure Document, the PACE(SM) Multi Advisor Investment Advisory Agreement and other Program documents. The description of the PACE(SM) Multi Advisor Program in this Prospectus is only a brief summary of certain features of the Program and is not intended as a complete description.

The PACE(SM) Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using a combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. UBS Financial Services Inc. has no investment discretion over your PACE(SM) Multi Advisor Program account except to the extent required to permit automatic rebalancing of your account if you elect that service. Otherwise, you will make all the investment decisions.

The fund is one of several funds used as vehicles to implement the long-term asset allocation strategies recommended through the PACE(SM) Multi Advisor Program based on an evaluation of your investment objectives and risk tolerances.

The minimum initial aggregate investment in the PACE(SM) Multi Advisor Program is $10,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

It is possible that UBS Financial Services Inc.'s periodic recommendations for adjustments in the allocation of your assets among different funds may not be successful or may not be developed, transmitted and acted upon quickly enough to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully UBS Financial Services Inc.'s asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets.

THE PACE(SM) MULTI ADVISOR PROGRAM FEE

For the services provided to you under the PACE(SM) Multi Advisor Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. Employees of UBS Financial Services Inc. and its affiliates may participate in the PACE(SM) Multi Advisor Program at a reduced fee or for no fee.

Financial Advisors at UBS Financial Services Inc. receive a portion of the PACE(SM) Program Fee for the services they provide to participants.


As a PACE(SM) Multi Advisor Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

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UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

-    Your name and address;

-    The fund's name;

-    Your account number;

-    The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

UBS Financial Services Inc. may terminate your participation in the PACE(SM) Multi Advisor Program if the value of your assets in the Program declines or is reduced to less than $7,500. If UBS Financial Services Inc. elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more within 30 days. This notice may appear on your account statement. UBS Financial Services Inc. will not terminate your participation in the Program if the value of your account falls below $7,500 solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

AUTOMATIC REDEMPTION OF FUND SHARES UPON TERMINATION OF PARTICIPATION IN THE PACE MULTI ADVISOR PROGRAM. Class P shares of the fund are available exclusively to participants in the PACE Select Advisors Program and the PACE Multi Advisors Program. Accordingly, you may buy and hold Class P shares of the fund only for as long as you participate in either Program. Your termination of your participation in either Program (other than, in the case of any investor who is a natural person, termination in either Program as a result of that person's death) will result in automatic redemption of the Class P shares you hold or that are held on your behalf. For further information on automatic redemption, please refer to the Program Agreement.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.



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MARKET TIMING

Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the Board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.


Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for another UBS Global AM fund, please see that fund's prospectus.


PRICING AND VALUATION

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is received in good form. The fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. The fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Management

INVESTMENT ADVISOR


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation with offices located at One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission ("SEC"). As of September 30, 2006, UBS Global AM had approximately $141.9 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $657.8 billion in assets under management worldwide as of September 30, 2006. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

The fund has received an exemptive order from the SEC to permit the board to select and replace investment advisors and to amend sub-advisory contracts between UBS Global AM and other investment advisors without obtaining shareholder approval.

ADVISORY AND ADMINISTRATION FEES


UBS Global AM is the administrator of the fund. The fund pays fees to UBS Global AM for advisory services and administrative services at the annual contract rates of 0.15% and 0.20%, respectively, of the fund's average daily net assets. During the fiscal year ended July 31, 2006, UBS Global AM waived and/or reimbursed all of its advisory and administrative fees.


PORTFOLIO MANAGER

Michael Markowitz, a managing director of UBS Global AM, is primarily responsible for the fund's day-to-day portfolio management.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Dividends and taxes

DIVIDENDS

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.


You will receive dividends in additional shares of the fund unless you elect to receive them in cash. If you prefer to receive dividends in cash contact your Financial Advisor at UBS Financial Services Inc.


TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its dividends will be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain on the sale of fund shares so long as the fund consistently maintains a share price of $1.00.


The fund may be required to withhold a 28% federal tax on all dividends payable to you

- if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

- if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions of short-term capital gains and interest income made by the fund to non-residents are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

As noted above, shareholders will pay the PACE(SM) Multi Advisor Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the Statement of Additional Information.


Disclosure of portfolio holdings


The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. The fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. Please consult the fund's SAI for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.



--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Financial highlights

The following financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information in the financial highlights has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-647 1568.


                                                   FOR THE YEARS ENDED JULY 31,
                                       ----------------------------------------------------
                                         2006       2005       2004       2003       2002
                                       --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                       --------   --------   --------   --------   --------
Net investment income                     0.038      0.018      0.005      0.009      0.021
Dividends from net investment income     (0.038)    (0.018)    (0.005)    (0.009)    (0.021)
                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                 3.89%      1.80%      0.51%      0.96%      2.10%
                                       ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)        $342,573   $227,528   $166,067   $123,915   $112,001
Expenses to average net assets,
net of fee waivers and/or expense
reimbursements by manager                  0.60%      0.60%      0.60%      0.57%      0.50%
Expenses to average net assets,
before fee waivers and/or expense
reimbursements by manager                  0.99%      0.97%      0.96%      1.13%      1.43%
Net investment income to
average net assets                         3.89%      1.85%      0.51%      0.94%      2.03%


----------


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

PRIVACY NOTICE
THIS IS NOT A PART OF THE PROSPECTUS.

THE UBS PACE FUNDS PRIVACY NOTICE

This notice describes the privacy policy of the UBS Family of Funds, the UBS PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications, may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647-1568 with any questions or concerns regarding your Personal Information or this privacy notice.

                                       PRIVACY NOTICE
                             THIS IS NOT A PART OF THE PROSPECTUS.

UBS PACE(SM) Money Market Investments
Prospectus


November 30, 2006


TICKER SYMBOL

UBS PACE Money Market Investments   PCEXX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the fund's investments is available in its annual and semiannual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The fund's SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. You may also request other information about the fund and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.


You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-800-SEC 0330. You can get copies of reports and other information about the Fund:


- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

[UBS Global Asset Management LOGO]

UBS PACE Select Advisors Trust
Investment Company Act File No. 811-8764


(C) 2006 UBS Global Asset Management (Americas) Inc.


All rights reserved.